As filed with the Securities and Exchange Commission on April 30, 2026

Securities Act Registration No. 333-265972

Investment Company Act Registration No. 811-23812

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐     Pre-Effective Amendment No. __

☒     Post-Effective Amendment No. 97

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒     Amendment No. 98

Elevation Series Trust

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 2100

Denver, Colorado 80290

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 303-226-4150

Nicholas Adams

Elevation Series Trust

1700 Broadway, Suite 2100

Denver, Colorado 80290

The Corporation Trust Company

 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

17th Floor

41 South High Street

Columbus, Ohio 43215

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

April 30, 2026

Fund Name	Ticker	Exchange
TrueShares Structured Outcome (January) ETF	(JANZ)	Cboe BZX Exchange, Inc.
TrueShares Structured Outcome (February) ETF	(FEBZ)	Cboe BZX Exchange, Inc.
TrueShares Structured Outcome (March) ETF	(MARZ)	Cboe BZX Exchange, Inc.
TrueShares Structured Outcome (April) ETF	(APRZ)	Cboe BZX Exchange, Inc.
TrueShares Structured Outcome (May) ETF	(MAYZ)	Cboe BZX Exchange, Inc.
TrueShares Structured Outcome (June) ETF	(JUNZ)	Cboe BZX Exchange, Inc.
TrueShares Structured Outcome (July) ETF	(JULZ)	Cboe BZX Exchange, Inc.
TrueShares Structured Outcome (August) ETF	(AUGZ)	Cboe BZX Exchange, Inc.
TrueShares Structured Outcome (September) ETF	(SEPZ)	Cboe BZX Exchange, Inc.
TrueShares Structured Outcome (October) ETF	(OCTZ)	Cboe BZX Exchange, Inc.
TrueShares Structured Outcome (November) ETF	(NOVZ)	Cboe BZX Exchange, Inc.
TrueShares Structured Outcome (December) ETF	(DECZ)	Cboe BZX Exchange, Inc.

each a series of Elevation Series Trust (the “Trust”)

THIS PROSPECTUS PROVIDES IMPORTANT INFORMATION ABOUT THE FUNDS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Important Information about the Funds

Each Fund intends to invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation. The Funds use FLEX Options to facilitate the implementation of their “structured outcome strategies.” Structured outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Funds, which include the buffer referenced below and discussed in greater detail in the Prospectus, are based upon the performance of the S&P 500 Price Index or an ETF that seeks to track the performance of that Index over a 12-month period beginning on a specified day (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.” The Funds will not terminate after the conclusion of their respective Investment Periods. After the conclusion of an Investment Period, another will begin. There is no guarantee that the outcomes for an Investment Period will be realized. The outcomes that the Funds seek to provide do not include the costs associated with purchasing shares of a Fund or certain fees and expenses incurred by the Funds. The outcomes would be lower if such fees and expenses were included.

Each Fund’s investment strategy has been structured to produce an outcome based upon the performance of the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index over the duration of the Investment Period. The outcome may be realized only if you hold shares on the first day of the Investment Period and continue to hold them on the last day of the Investment Period. If you purchase shares after the Investment Period has begun or sell shares prior to the Investment Period’s conclusion, you may experience investment returns very different from, and potentially less favorable than, those that the Fund seeks to provide. There is no guarantee that a Fund will successfully achieve its investment objective. A shareholder that holds shares for an entire Investment Period may still lose his or her investment in the Fund.

Each Fund seeks to provide only those shareholders that hold shares for the entire Investment Period with a buffer against the first 8%-12% of S&P 500 Price Index losses (based upon the value of the S&P 500 Price Index at the time the Fund entered into the FLEX Options (or standard exchange-listed options) on the first day of the Investment Period) during the Investment Period. Shareholders will bear any and all S&P 500 Price Index losses exceeding the 8%-12% buffer. The buffer is determined based on the performance of the S&P 500 Price Index only and does not take into account the effect of a Fund’s Total Annual Fund Operating Expenses on its performance. In addition, the returns that each Fund generally seeks to provide does not include the costs of purchasing Fund shares and certain expenses incurred by the Fund. While each Fund seeks to limit losses for shareholders who hold their shares for the entire Investment Period, there is no guarantee that the Adviser will implement a Fund’s investment strategy successfully or that such investment strategy, including the buffer, will produce the intended results.

As explained in greater detail in this Prospectus, if a Fund has experienced certain levels of gains or losses since the beginning of an Investment Period, there may be little to no ability for the Fund to achieve gains or benefit from the buffer for the remainder of the Investment Period regardless of the Adviser’s effective implementation of the Fund’s investment strategy.

Depending on market conditions at the time of purchase, it also is possible that a shareholder that purchases shares after an Investment Period has begun may lose his or her entire investment. For example, if a Fund decreases in value beyond the pre-determined 8%-12% buffer after an Investment Period begins, an investor purchasing shares of the Fund at that price may not benefit from the buffer even if the investor holds the shares for the remainder of the Investment Period. Similarly, if a Fund increases in value, an investor purchasing shares of the Fund at that price may not benefit from the buffer until the Fund’s value decreases to its value at the commencement of the Investment Period. An investment in a Fund is only appropriate for shareholders willing to bear those losses. The Funds’ website contains important information that will assist you in determining whether to buy shares.

A Fund’s investment outcome depends, in part, on the Fund’s net asset value (“NAV”) per share on the first day of an Investment Period. As noted above, a Fund’s assets will be principally composed of FLEX Options (or standardized exchange-listed options), the values of which are a function of the performance of the S&P 500 Price Index and the number of days remaining until expiration. While each Fund’s investment adviser generally anticipates that the Fund’s NAV will move in the same direction as the S&P 500 Price Index (meaning that the Fund’s NAV will increase if the S&P 500 Price Index experiences gains and that the Fund’s NAV will decrease if the S&P 500 Price Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the S&P 500 Price Index. The amount of time remaining until the end of an Investment Period also affects the effect of the buffer on a Fund’s NAV. A Fund’s buffer may not be in full effect prior to the end of the Investment Period. Each Fund’s investment strategy is designed to produce an outcome upon the expiration of the options it holds on the last day of the Investment Period. Shareholders should not expect that such outcome will be provided at any point prior to that time and there is no guarantee that the outcome will be achieved on the last day of the Investment Period.

The Funds’ website, www.true-shares.com, provides important Fund information, including Investment Period start and end dates and buffer information, as well as information relating to the potential outcome of an investment in each Fund on a daily basis. If you are contemplating purchasing shares of Fund, please visit the website to learn more. Investors considering purchasing shares after an Investment Period has begun or selling shares prior to the end of an Investment Period should understand they may not realize the intended benefit of a Fund’s strategy. Prior to making such an investment decision, you should visit the Funds’ website to fully understand the potential investment outcomes of a holding period that is different than a Fund’s Investment Period.

The Funds have characteristics unlike many other traditional investment products and may not be suitable for all investors. The next page sets forth important considerations to assist you in determining whether an investment in a Fund is appropriate for you.

You should consider an investment in a Fund only if you:

●	understand the risks inherent in an investment in the Fund;

●	desire to invest in a product with a return that is dependent on the performance of the S&P 500 Price Index over the Investment Period;

●	are willing to hold the Fund’s shares for the duration of the Investment Period to achieve the returns that the Fund seeks to provide;

●	understand that purchases and/or sales of Fund shares made in between Roll Dates or during an Investment Period may have limited to no upside;

●	seek the protection of an 8% to 12% buffer on S&P 500 Price Index losses, if any, for the Fund investment held for the entirety of the Investment Period and understand that there is no guarantee that the buffer will be successful in protecting your investment in the Fund against loss;

●	understand that the Fund’s investments do not provide for dividends to the Fund;

●	understand that investments in the Fund made after an Investment Period has begun may not fully benefit from the buffer;

●	are willing to accept the risk of losing your entire investment; and

●	have visited the Fund’s website and understand the investment outcomes available to you based upon the timing of your purchase.

You should not consider an investment in a Fund if you:

●	do not fully understand the risks inherent in an investment in the Fund;

●	do not desire to invest in a product with a return that is dependent on the performance of the S&P 500 Price Index over the Investment Period;

●	are unwilling to hold Fund shares for the duration of the Investment Period to achieve the returns that the Fund seeks to provide;

●	do not fully understand that purchases and/or sales of Fund shares made between Roll Dates may have limited to no upside;

●	seek an investment that provides total protection against S&P 500 Price Index losses or Fund losses generally for an investment held for the duration of an Investment Period;

●	do not fully understand that the Fund’s investments do not provide for dividends to the Fund;

●	do not fully understand that investments in the Fund made after an Investment Period has begun may not fully benefit from the buffer;

●	are unwilling to accept the risk of losing your entire investment; and

●	have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (JANUARY) ETF

Investment Objective

The TrueShares Structured Outcome (January) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from January 1, 2026 to December 31, 2026, and each subsequent twelve-month period begins the day after the current period ends (January 1) and ends on December 31 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%

(1)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$989

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), employs a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each January (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser seeks to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund invests in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included.

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The Fund seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day.

Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Buffered Strategy Investment Risk.

○	Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○	Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○	Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○	Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price Index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between Roll Dates.

●	Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●	Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●	Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●	Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●	Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such in-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (January) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on August 8, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024, may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 8.97% for the quarter ended December 31, 2023, and the lowest quarterly return was -11.01% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (January) ETF	One Year	Five Years	Since Inception (12/31/2020)
Return Before Taxes	12.40%	11.24%	11.24%
Return After Taxes on Distributions	11.76%	10.24%	10.24%
Return After Taxes on Distributions and Sale of Fund Shares	7.35%	8.44%	8.44%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	12.75%	12.75%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.42%	14.42%
[1]	Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (FEBUARY) ETF

Investment Objective

The TrueShares Structured Outcome (February) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from February 1, 2026 to January 31, 2027, and each subsequent twelve-month period begins the day after the current period ends (February 1) and ends on January 31 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), employs a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each February (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser seeks to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund invests in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also to invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included.

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The Fund seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day. Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Buffered Strategy Investment Risk.

○	Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○	Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○	Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○	Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price Index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between Roll Dates.

●	Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●	Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●	Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●	Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●	Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such in-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (February) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on August 8, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024, may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 8.47% for the quarter ended December 31, 2023, and the lowest quarterly return was -10.75% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (February) ETF	One Year	Since Inception (1/29/2021)
Return Before Taxes	12.74%	11.69%
Return After Taxes on Distributions	11.33%	10.47%
Return After Taxes on Distributions and Sale of Fund Shares	7.55%	8.72%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	13.22%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.91%
[1]	Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (MARCH) ETF

Investment Objective

The TrueShares Structured Outcome (March) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from March 1, 2026 to February 28, 2027, and each subsequent twelve-month period begins the day after the current period ends (March 1) and ends on February 28 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), employs a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each March (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund and fees and expenses of investing in an S&P 500 Price Index ETF, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options or investing indirectly through an ETF), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect Investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser seeks to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded Flexible Exchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund will invest in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund to invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included.

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The Fund seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day.

Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Buffered Strategy Investment Risk.

○	Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○	Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○	Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○	Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between roll Dates.

●	Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●	Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●	Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●	Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●	Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such in-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (March) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on August 8, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024, may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 8.71% for the quarter ended December 31, 2023, and the lowest quarterly return was -11.28% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (March) ETF	One Year	Since Inception (2/26/2021)
Return Before Taxes	12.76%	10.74%
Return After Taxes on Distributions	11.31%	9.11%
Return After Taxes on Distributions and Sale of Fund Shares	7.56%	7.71%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	12.84%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.52%
[1]		Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (APRIL) ETF

Investment Objective

The TrueShares Structured Outcome (April) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from April 1, 2026 to March 31, 2027, and each subsequent twelve-month period begins the day after the current period ends (April 1) and ends on March 31 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s (defined below) portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), employs a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each April (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser seeks to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund invests in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund to invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included.

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The Fund seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day.

Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Buffered Strategy Investment Risk.

○	Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○	Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○	Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○	Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price Index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between Roll Dates.

●	Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●	Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●	Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●	Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●	Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such in-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (April) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on August 8, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024, may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 8.70% for the quarter ended December 31, 2023, and the lowest quarterly return was -11.06% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (April) ETF	One Year	Since Inception (3/31/2021)
Return Before Taxes	12.76%	11.02%
Return After Taxes on Distributions	11.28%	10.13%
Return After Taxes on Distributions and Sale of Fund Shares	7.56%	8.32%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	12.12%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	13.78%
[1]	Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.true-shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (MAY) ETF

Investment Objective

The TrueShares Structured Outcome (May) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from May 1, 2025 to April 30, 2026, and each subsequent twelve-month period begins the day after the current period ends (May 1) and ends on April 30 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), employs a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each May (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect Investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser seeks to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded Flexible Exchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund invests in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund to invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also to invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included.

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day.

Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Buffered Strategy Investment Risk.

○	Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○	Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○	Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○	Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between roll Dates.

●	Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants (“APs”)Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●	Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●	Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●	Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●	Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such in-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (May) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on August 8, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024, may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 8.49% for the quarter ended June 30, 2025, and the lowest quarterly return was -12.59% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (May) ETF	One Year	Since Inception (4/30/2021)
Return Before Taxes	13.50%	8.59%
Return After Taxes on Distributions	12.53%	7.72%
Return After Taxes on Distributions and Sale of Fund Shares	8.00%	6.33%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	11.12%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	12.78%
[1]	Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (JUNE) ETF

Investment Objective

The TrueShares Structured Outcome (June) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from June 1, 2025 to May 31, 2026, and each subsequent twelve-month period begins the day after the current period ends (June 1) and ends on May 31 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), employs a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each June (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser seeks to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund invests in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included.

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The Fund seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day.

Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Buffered Strategy Investment Risk.

○	Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○	Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○	Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○	Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price Index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between Roll Dates.

●	Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●	Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●	Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●	Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●	Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such in-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (June) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on August 8, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024, may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 8.73% for the quarter ended December 31, 2023, and the lowest quarterly return was -11.52% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (June) ETF	One Year	Since Inception (5/28/2021)
Return Before Taxes	12.55%	9.00%
Return After Taxes on Distributions	11.53%	7.79%
Return After Taxes on Distributions and Sale of Fund Shares	7.43%	6.49%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	11.19%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	12.84%
[1]	Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.true-shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (JULY) ETF

Investment Objective

The TrueShares Structured Outcome (July) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from July 1, 2025, to June 30, 2026, and each subsequent twelve-month period begins the day after the current period ends (July 1) and ends on June 30 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), employs a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each July (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser seeks to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund invests in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also to invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included.

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The Fund seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day.

Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●             Buffered Strategy Investment Risk.

○     Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○     Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○     Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○       Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price Index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between Roll Dates.

●             Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●             ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○       Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○       Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○       Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○       Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●             Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●            Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●             Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●             Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●             Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●             Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●             Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such In-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●             U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (July) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on September 9, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024, may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

25%
0%
-25%
20.56%
-9.50%
17.81%
18.85%
12.95%
2021
2022
2023
2024
2025

During the period of time shown in the bar chart, the highest quarterly return was 8.31% for the quarter ended June 30, 2025, and the lowest quarterly return was -7.32% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (July) ETF	One Year	Five Years	Since Inception (6/30/2020)
Return Before Taxes	12.95%	11.53%	13.58%
Return After Taxes on Distributions	8.07%	9.94%	12.11%
Return After Taxes on Distributions and Sale of Fund Shares	7.70%	8.45%	10.27%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	12.75%	15.47%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.42%	17.21%
[1]	Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.true-shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (AUGUST) ETF

Investment Objective

The TrueShares Structured Outcome (August) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from August 1, 2025, to July 31, 2026, and each subsequent twelve-month period begins the day after the current period ends (August 1) and ends on July 31 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), employs a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each August (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect Investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser will seek to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund invests in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund to invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included.

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The Fund seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day.

Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●             Buffered Strategy Investment Risk.

○      Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○      Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○     Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○      Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price Index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between Roll Dates.

●             Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●             ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○     Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○     Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○     Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○     Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●           Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●           Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●           Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●           Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●           Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●           Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●           Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such In-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●           U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (August) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on September 9, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024, may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 8.30% for the quarter ended June 30, 2025, and the lowest quarterly return was -8.33% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (August) ETF	One Year	Five Years	Since Inception (7/31/2020)
Return Before Taxes	13.02%	11.13%	12.48%
Return After Taxes on Distributions	11.42%	10.13%	11.54%
Return After Taxes on Distributions and Sale of Fund Shares	7.72%	8.38%	9.57%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	12.75%	14.59%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.42%	16.32%
[1]	Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.true-shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (SEPTEMBER) ETF

Investment Objective

The TrueShares Structured Outcome (September) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from September 1, 2025, to August 31, 2026, and each subsequent twelve-month period begins the day after the current period ends (September 1) and ends on August 31 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), employs a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each September (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser seeks to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund invests in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included.

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The Fund seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day.

Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Buffered Strategy Investment Risk.

○	Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○	Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○	Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○	Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price Index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between Roll Dates.

●	Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●	Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●	Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●	Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●	Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such in-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (September) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on August 8, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024, may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 8.59% for the quarter ended December 31, 2023, and the lowest quarterly return was -9.13% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (September) ETF	One Year	Five Years	Since Inception (8/31/2020)
Return Before Taxes	12.76%	11.85%	12.38%
Return After Taxes on Distributions	11.78%	10.96%	11.55%
Return After Taxes on Distributions and Sale of Fund Shares	7.56%	9.01%	9.52%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	12.75%	13.39%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.42%	15.09%
[1]	Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (OCTOBER) ETF

Investment Objective

The TrueShares Structured Outcome (October) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from October 1, 2025, to September 30, 2026, and each subsequent twelve-month period begins the day after the current period ends (October 1) and ends on September 30 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), employs a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each October (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser seeks to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund invests in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also to invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included.

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The Fund seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day.

Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Buffered Strategy Investment Risk.

○	Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○	Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○	Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○	Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price Index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between Roll Dates.

●	Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●	Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●	Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●	Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●	Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such in-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (October) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on August 8, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year, 5 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024 may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 8.44% for the quarter ended December 31, 2023, and the lowest quarterly return was -10.13% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (October) ETF	One Year	Five Years	Since Inception (9/30/2020)
Return Before Taxes	12.68%	11.34%	12.57%
Return After Taxes on Distributions	10.93%	10.54%	11.80%
Return After Taxes on Distributions and Sale of Fund Shares	7.52%	8.65%	9.71%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	12.75%	14.48%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.42%	16.20%
[1]	Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (NOVEMBER) ETF

Investment Objective

The TrueShares Structured Outcome (November) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from November 1, 2025, to October 31, 2026, and each subsequent twelve-month period begins the day after the current period ends (November 1) and ends on October 31 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), employs a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each November (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser seeks to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund invests in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included.

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The Fund seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day.

Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Buffered Strategy Investment Risk.

○	Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○	Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○	Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○	Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price Index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between Roll Dates.

●	Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●	Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●	Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●	Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●	Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such in-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (November) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on August 8, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year, 5 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024, may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 8.64% for the quarter ended December 31, 2023, and the lowest quarterly return was -10.19% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (November) ETF	One Year	Five Years	Since Inception (10/30/2020)
Return Before Taxes	12.93%	11.78%	13.54%
Return After Taxes on Distributions	11.36%	10.94%	12.72%
Return After Taxes on Distributions and Sale of Fund Shares	7.67%	8.99%	10.49%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	12.75%	15.35%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.42%	17.08%
[1]	Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

FUND SUMMARY—TRUESHARES STRUCTURED OUTCOME (DECEMBER) ETF

Investment Objective

The TrueShares Structured Outcome (December) ETF (the “Fund”) seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Price Return Index (the “S&P 500 Price Index”) while seeking to provide a buffer against the first 8% to 12% of S&P 500 Price Index losses, over a twelve-month period. The current twelve-month period extends from December 1, 2025, to November 30, 2026, and each subsequent twelve-month period begins the day after the current period ends (December 1) and ends on November 30 of the following year.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing substantially all of its assets in options on the S&P 500 Price Index. The Fund’s investment adviser, TrueMark Investments, LLC (“TrueMark” or the “Adviser”), will employ a “buffer protect” options strategy that uses such options to seek to achieve exposure to the performance of the S&P 500 Price Index (before fees and expenses) while mitigating the first 8% to 12% decline (before fees and expenses) in the performance of the S&P 500 Price Index (the “Buffer”) over a 12-month period beginning on a specified day each December (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the “Initial Investment Day.”

The Fund purchases call options and sell (write) put options on the S&P 500 Price Index or an ETF that seeks to track the performance of the S&P 500 Price Index (each, a “S&P 500 Price Index ETF”) on each Initial Investment Day with an expiration on the next Roll Date. An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the reference asset (or deliver cash equal to the value of the reference asset) at a specified price (“strike price”). In the event the reference asset declines in value, the value of a put option generally will increase and the value of a call option generally will decrease and may become worthless. In the event the reference asset appreciates in value, the value of a put option generally will decrease and become worthless and the value of a call option generally will increase.

On each Initial Investment Day, the Fund will sell (write) put options on the S&P 500 Price Index or an ETF that tracks the S&P 500 Price Index with a strike price within a range of approximately 8% to 12% lower than the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF. As the seller of these options, the Fund receives a premium from the buyer of the options, which the Fund invests in at-the-money call options on the S&P 500 Price Index or a S&P 500 Price Index ETF (i.e., call options having a strike price roughly equal to the current value of the S&P 500 Price Index or a S&P 500 Price Index ETF). The relative price of the put options sold (written) by the Fund to the price of the call options purchased by the Fund will determine the Fund’s exposure to the performance of the S&P 500 Price Index during the Investment Period. Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the S&P 500 Price Index is expected to be less than if the Fund invested directly in the constituents of the S&P 500 Price Index (i.e., without using options), and could be substantially less. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund may not realize gains to the same extent.

The Fund’s strategy also seeks to protect investors from a decline of up to 8% to 12% in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date. When the Adviser sells puts on the S&P 500 Price Index to create the buffer range, the proceeds are used to purchase calls at the money. However, not all puts generate the same premium relative to the downside exposure of the Fund. The Adviser seeks to deliver a buffer of 10% from the reference price of the S&P 500 Price Index on the first trading day of the month. However, the market could fluctuate on or after the buffer is set and this range allows for market condition volatility. The Fund is not designed to protect against declines of more than 8% to 12% in the performance of the S&P 500 Price Index, and there can be no guarantee that the Fund will be successful in implementing the buffer protect options strategy to protect against the first 8% to 12% decline. Additionally, even if the Fund mitigates a decline in the performance of the S&P 500 Price Index from one Roll Date to the next Roll Date, the Fund’s returns during the Investment Period (prior to the next Roll Date) may not reflect the buffer protect options strategy.

The Fund invests in either standardized exchange-listed options or in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates, while achieving price discovery in competitive, transparent, auction markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund invests in European-style FLEX Options (i.e., they can only be exercised at the expiration date of the option) based on the performance of the S&P 500 Price Index or a S&P 500 Price Index ETF and which have an expiration date that is the last day of the Investment Period only. In general, the Fund invests, to the greatest extent possible, in FLEX Options, as these options provide the best combination of OCC guarantees, price discovery, customization, and European-style settlement that is ideal for the Fund. However, the Fund may use listed options to provide an additional source of desired market exposure when the Adviser believes doing so will be beneficial to the Fund. The Fund also invests in U.S. Treasury bonds or money market funds that invest in U.S. Treasury bonds.

The Fund is designed to provide the outcomes below (before fees and expenses) during each individual Investment Period. The outcomes would be lower if the fees and expenses were included

Change in the Returns of the S&P 500 Price Index	Expected Change in the Returns of the Fund
Declines between -8% and -12% (or more)	Declines 8% to 12% percentage points less than the S&P 500 Price Index (e.g., if the S&P 500 Price Index returns -35%, the Fund is designed to return -23% to -27%)

Declines between 0% and -8%	No change

Appreciates	The Fund’s returns will appreciate to a similar extent as the S&P 500 Price Index

The charts below illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. These charts do not take into account payment by the Fund of Total Annual Fund Operating Expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

The Fund includes a mix of purchased and written (sold) put and call options structured to seek to achieve the results described above. The Fund seeks to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the performance of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding the range of results such investor can expect for investments made at times other than on the Initial Investment Day.

Additionally, the Fund’s website provides information relating to the returns of the Fund, including the Fund’s Buffer and its position relative to the performance of the S&P 500 Price Index on a daily basis.

The Fund’s operations are continuous. It will not terminate and distribute its assets at the conclusion of an Investment Period. On each Roll Date, another Investment Period will commence and the Fund will invest in a new set of options.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Buffered Strategy Investment Risk.

○	Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by the Fund), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

○	Flex Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

○	Options Risk. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio manager uses options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

○	Purchase and Sale of Timing Risk. The Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by the Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price Index for your investment period. The value of the options purchased and written by the Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of the Fund may not directly track changes in the value of the S&P 500 Price Index in between Roll Dates.

●	Equity Market Risk. The Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

●	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●	Options Tax Risk. The Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

●	Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover (e.g., in excess of 100% per year) may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

●	Tax Efficiency Risk. A significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. Additionally, the Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent the Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, the Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●	Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the Internal Revenue Service (“IRS”) disagrees with the Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such in-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. The Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of the Fund.

●	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Structured Outcome (December) ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on August 8, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year, 5 year and since inception periods compare with those of the S&P 500 Total Return Index, a broad measure of market performance, and the S&P 500 Price Index, which is integral to the Fund’s investment strategy and is comprised of the same components as the S&P 500 Total Return Index but does not include dividends in its calculation. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Effective May 1, 2024, the Adviser began managing the Predecessor Fund directly. Prior to May 1, 2024, the Predecessor Fund was managed on a day-to-day basis by an investment sub-adviser. The Predecessor Fund’s performance for periods prior to May 1, 2024 may have differed had the Predecessor Fund been managed directly by the Adviser. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 8.62% for the quarter ended December 31, 2022, and the lowest quarterly return was -10.71% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Structured Outcome (December) ETF	One Year	Five Years	Since Inception (11/30/2020)
Return Before Taxes	12.32%	11.56%	11.74%
Return After Taxes on Distributions	10.88%	10.77%	10.96%
Return After Taxes on Distributions and Sale of Fund Shares	7.30%	8.83%	8.99%
S&P 500 Price Index[1] (reflects no deductions for fees, expenses, or taxes)	16.39%	12.75%	13.33%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.42%	15.02%
[1]	Unlike the S&P 500 Total Return Index, the S&P 500 Price Index excludes dividends. The returns of the S&P 500 Price Index are lower than the S&P 500 Total Return Index due to such exclusion of dividends.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman has been portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Objectives

Each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Trust without shareholder approval upon written notice to shareholders.

Structured Outcome Strategy

Any FLEX Options that are written by a Fund that create an obligation to sell or buy the value of the S&P 500 Price Index will be fully offset by FLEX Options purchased by the Fund that create the right to buy or sell the value of the S&P 500 Price Index such that each Fund will always be in a net long position with respect to the value of the S&P 500 Price Index (i.e., any obligations of a Fund created by its writing of FLEX Options will be fully offset by positions in purchased FLEX Options).

The S&P 500 Price Index is an unmanaged index of U.S. large cap equity securities that tracks the price (excluding dividends) of the 500 leading companies and covers approximately 80% of available market capitalization. As of March 31, 2026, the companies comprising the S&P 500 Price Index had market capitalization ranges between $5.3 billion and $4.2 trillion. The S&P 500 Price Index is rebalanced quarterly in March, June, September, and December.

Principal Investment Strategies

A Fund’s ability to implement the buffer protection options strategy against the first 8% to 12% decline (before fees and expenses) in the value of the S&P 500 Price Index generally is dependent on a shareholder purchasing Shares at a price equal to their NAV on the Initial Investment Day and holding them until the last day of the Investment Period for the Fund. The market price at which shareholders purchase Shares on a Fund’s Initial Investment Day may be higher or lower than their NAV per share. Shareholders may realize a gain or loss on their investment in a Fund that is higher or lower than intended by the Fund’s investment strategy for a variety of reasons, including as a result of purchasing Shares on a day other than an Initial Investment Day, as a result of selling Shares prior to the last day of an Investment Period, in instances when the Fund terminates options prior to their expiration on the last day of an Investment Period, if the Fund is unable to maintain an appropriate ratio of offsetting put and call options.

The chart below illustrates the hypothetical returns that each Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Shares on the Initial Investment Day and holds such Shares for the entire Investment Period. This chart does not take into account payment by a Fund of Total Annual Fund Operating Expenses. There is no guarantee that a Fund will be successful in providing these investment outcomes for any Investment Period.

There is no assurance that a Fund will achieve its investment objective.

Principal Investment Risks

An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about each Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in a Fund. Each risk applies to each Fund unless otherwise specified. Each risk summarized below is considered a “principal risk” of investing in the applicable Fund, regardless of the order in which it appears.

●	Buffered Strategy Investment Risk.

o	Buffered Loss Risk. There can be no guarantee that a Fund will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Investment Period by 8% or less. A shareholder may lose their entire investment. Each Fund’s strategy seeks to deliver returns that match the S&P 500 Price Index (but will be less than the S&P 500 Price Index due to the cost of the options used by a Fund), while limiting downside losses, if Shares are bought on the day on which a Fund enters into the options and held until those options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that a Fund seeks to provide may not be available. A Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

o	FLEX Options Risk. Each Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. A Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, a Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

o	Options Risk. Each Fund invests in options that derive their performance from the performance of the S&P 500 Price Index. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of a Fund. A Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when a Fund’s portfolio manager uses options to enhance such Fund’s return or as a substitute for a position or security. When selling a call or put option, a Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by such Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). A Fund’s use of options, due to the cost of the options, will reduce such Fund’s ability to get returns equal to the S&P 500 Price Index. This means that if the S&P 500 Price Index experiences gains for an Investment Period, a Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the applicable Fund, may decline significantly more than if such Fund invested directly in the underlying asset instead of using options. A Fund invests in options that derive their performance from the performance of the S&P 500 Price Index and can be volatile and involve various types and degrees of risks. A Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying stock or if a Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

o	Purchase and Sale Timing Risk. Each Fund is designed to protect against the first 8% to 12% decline in the value of the S&P 500 Price Index and provide for participation in any gains, although not to the same extent, as the value of the S&P 500 Price Index, for a 12-month period from one Roll Date to the next Roll Date. Because the options purchased and written by a Fund will expire on the next Roll Date, if you purchase or sell Shares on a date other than a Roll Date or if you hold Shares for more or less than the time from the most recent Roll Date to the next Roll Date, the value of your investment in Shares may not be protected against the first 8% to 12% decline in the value of the S&P 500 Price Index and may not participate in a gain in the value of the S&P 500 Price Index for your investment period. The value of the options purchased and written by a Fund is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the S&P 500 Price Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Roll Date to the next Roll Date. Consequently, the value of a Fund may not directly track changes in the value of the S&P 500 Price Index in between Roll Dates.

●	Equity Market Risk. Each Fund invests in options that derive their performance from the S&P 500 Price Index, which is made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. Common stocks generally expose their holder to greater risk than preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

●	ETF Risks. Each Fund is an ETF and, as a result of its structure, is exposed to the following risks:

o	APs, Market Makers, and Liquidity Providers Concentration Risk. Each Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

o	Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

o	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. TrueMark Investments, LLC (the “Adviser”) believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

o	Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

●	Management Risk. Each Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s Shares. Each Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse conditions or other developments, such as interest rate fluctuations, and events directly involving specific issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Such events may cause the value of securities owned by a Fund to go up or down, sometimes rapidly or unpredictably. There also is a risk that policy and legislative changes by the U.S. Government and/or Federal Reserve, or certain foreign governments and central banks, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund. These events may lead to periods of volatility and increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Local, regional, or global events, such as war, acts of terrorism, natural disasters, public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Russia’s invasion of Ukraine, the Israel-Hamas conflict, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, strained healthcare systems, disruptions to supply chains, large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events, and widespread uncertainty regarding the long-term effects of such events. These or similar events could be prolonged and could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. Further, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

●	Money Market Instrument Risk. Each Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

●	Options Tax Risk. A Fund’s investments in offsetting positions with respect to the S&P 500 Price Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by a Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment for shareholders that are individuals and would not be eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that such Fund has unrealized gains with respect to the other position in such straddle; (2) such Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Code be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

●	Portfolio Turnover Risk. Because each Fund may “turn over” some or all of its options as frequently as monthly, a Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than you expect. While the turnover of the warrants is not deemed “portfolio turnover” for accounting purposes, the economic impact to a Fund is similar to what could occur if such Fund experienced high portfolio turnover (e.g., in excess of 100% per year).

●	Tax Efficiency Risk. A significant portion of income received from each Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if a Fund were to engage in a different investment strategy. Additionally, each Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, a Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Further, to the extent a Fund is able to use certain of its derivatives to effect in-kind redemptions of the Fund’s Shares, such usage may give rise to a taxable event for the Fund. In both cases, a Fund may be required to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by a Fund and negatively impact Fund performance. You should consult your tax advisor as to the tax consequences of purchasing, owning, and selling Shares.

●	Tax Risk. Each Fund intends to qualify as a RIC under the Code, which requires the Fund to distribute a certain portion of its income and gains each tax year, among other requirements. Similar to other ETFs and pursuant to the Code, when a Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to a redemption request, the Fund does not expect to recognize any built-in gain in such appreciated property. If the IRS disagrees with a Fund’s position as to the applicability of this non-recognition rule to the Fund’s disposition of FLEX Options and subsequent acquisition of other FLEX Options in close connection with the Roll Date, the Fund could be treated as having recognized additional gains from such in-kind distributions of FLEX Options. In such a case, the Fund may not have distributed sufficient income or gains to avoid incurring entity level tax and could potentially fail to qualify as a RIC for being under distributed during the year. Each Fund may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. In this case, the Fund may be able to avoid losing the Fund’s qualification for taxation as a RIC or being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends. If, in any year, a Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income and potentially excise taxation and distributions (including any distributions of net capital gain) received by shareholders generally would be subject to further U.S. federal income taxation, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of shares of a Fund.

●	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund’s U.S. Treasury obligations to decline. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. U.S. Treasury securities are currently given the top rating by all major ratings agencies except Standard & Poor’s Ratings Services, which rates them AA+, one grade below their top rating. Since downgrading U.S. Treasury securities from AAA to AA+ in 2011, Standard & Poor’s Ratings Services has affirmed its rating. A downgrade of the ratings of U.S. government debt obligations, such as U.S. Treasury obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor’s Ratings Services may cause the value of a Fund’s U.S. Treasury obligations to decline.

PORTFOLIO HOLDINGS INFORMATION

Information about the Funds’ daily portfolio holdings is available at true-shares.com. A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser

TrueMark Investments, LLC serves as the investment adviser to each Fund. The Adviser is a SEC registered investment adviser with approximately $1.42 billion in assets under management as of February 28, 2026. Its principal office is located at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607. The Adviser is controlled by TrueMark Group, LLC, which in turn is controlled by RiverNorth Strategic Holdings, LLC.

Pursuant to the investment advisory agreement, each Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.79% of each Fund’s average daily net assets. For the fiscal year ended December 31, 2025, each Fund paid the Adviser a fee equal to 0.79% of its average daily net assets.

Out of the unitary management fee, the adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the investment advisory agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

The basis for the Board’s approval of the investment advisory agreement is available in the Funds’ annual Form N-CSR filing for the period ended December 31, 2025.

Manager of Managers Structure

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to a Fund. The Trust and the Adviser have received exemptive relief from the SEC (the “Order”), which permits the Adviser, subject to the approval of the Board, including the approval of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act (the “Independent Trustees”), to hire, replace, and/or modify any existing or future sub-advisory agreement with sub-advisers (the “Manager-of-Managers Structure”). The Adviser, subject to the oversight of the Board, has the ultimate responsibility for overseeing a Fund’s sub-advisers and recommending their hiring, termination and replacement. The Order also provides relief from certain disclosure obligations with regard to sub-advisory fees paid by the Adviser (not the Funds). The Order is subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The sole initial shareholder of each Fund has approved the applicable Fund’s operation under the Manager-of-Managers Structure as permitted by the Order.

The Manager-of-Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure does not permit management fees paid by a Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to a sub-adviser or material changes to sub-advisory agreements within 90 days of the change.

Portfolio Manager

The Funds are managed by the Adviser’s portfolio manager. The individual responsible for the day-to-day management of the Funds’ portfolios is listed below.

Jeffrey Feldman. Mr. Feldman joined the Adviser in 2024 and serves as a Portfolio Manager. He is a member of the investment management team and is responsible for analysis, trading, and hedging of Fund investments. Mr. Feldman is a dual-employee of the Adviser and RiverNorth Capital Management, LLC, where he serves as Quantitative Risk Manager. He spent the past 23 years as a head trader with Wolverine Trading where he managed quoting, execution, clearing and positions in a variety of asset classes including equities, options, OTC derivatives, commodities, FX and bonds. He also developed pricing models and hedging algorithms, executed hedges for ETF and index products and built Wolverine’s low latency systematic trading equity book as well as its fixed income ETF algorithmic trading desk.

The Funds’ SAI provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares of the Funds.

HOW TO BUY AND SELL SHARES

The Funds issue and redeem Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by each Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.

Determination of NAV

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. Each NAV for a Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If the foregoing information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

Fair Value Pricing

The Adviser has been designated by the Board as the valuation designee for each Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

Generally, when fair valuing a security held by a Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith by the Adviser and in accordance with the Adviser’s fair value methodologies. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that Adviser’s fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Adviser may not be able to obtain the fair value assigned to the security upon the sale of such security.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds intend to pay out dividends, if any, annually. The Funds intend to distribute any net realized capital gains to its shareholders at least annually. The Funds will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in the Funds may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

Each Fund has elected and intends to qualify each year for treatment as a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Funds make distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

The Funds intend to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long- term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non- corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Funds as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Funds received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Funds.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Funds shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Funds will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares generally are not subject to U.S. taxation, unless you are a non-resident alien individual who is physically present in the U.S. for 183 days or more per year. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The Funds (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Fund Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

The cost basis of Shares of the Funds acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Funds may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Funds to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Funds may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Net Investment Income Tax

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If a shareholder purchases shares after a Fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and the shareholder may pay full price for the shares and later receive a portion of the purchase price back as a taxable distribution.  In such case, the shareholder will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of the purchase price.  This is known as “buying a dividend.”

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Paralel Distributors LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Funds trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available on the Funds’ website at True-shares.com.

OTHER INFORMATION AND ADDITIONAL NOTICES

Certain Conditions on Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Second Amended and Restated Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of a Fund) are subject to various conditions including that: (i) the Trustees must have a reasonable amount of time to assess the complaining shareholders’ request for action, (ii) at least 10% of shareholders of the Fund must participate in the action (except with respect to claims arising under federal securities laws), and (iii) complaining shareholders must undertake to pay the expenses of advisers that the Trustees engage in consideration of whether to bring an action in the event the Trustees determine not to bring an action (except with respect to claims arising under federal securities laws).

In addition, shareholders wishing to pursue a derivative action (except with respect to claims arising under federal securities law) must bring the compliant all shareholder legal complaints must be brought in the courts of the Court of Chancery of the State of Delaware, or if such court does not have subject matter jurisdiction, any other court with appropriate subject matter jurisdiction in the State of Delaware. For non-federal securities laws claims, this requirement may be inconvenient for some shareholders and may cause such claims to be made in a less favorable forum than otherwise may have been made.

Additional Notices

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Neither the Adviser nor the Funds make any representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.

FINANCIAL HIGHLIGHTS

The financial highlights show each Fund’s financial performance for each of the five most recent fiscal years (or the life of a Fund, if shorter). Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information through December 31, 2025 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the financial statements, are included in the each Fund’s Form N-CSR filing dated December 31, 2025, which is available upon request and free of charge by calling the Distributor at 1.877.774.TRUE (8783).

TrueShares Structured Outcome (January) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Period January 4, 2021 (Commencement of Operations) through December 31, 2021(a)
Net Asset Value - Beginning of Period	$34.36	$29.88	$25.77	$29.10		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	1.08	1.19	0.95	(0.08)		(0.19)
Net realized and unrealized gain/(loss) on investments	3.19	4.20 (c)	3.92 (c)	(3.20	)(c)	5.61	(c)
Total from Investment Operations	4.27	5.39	4.87	(3.28)		5.42

DISTRIBUTIONS:
From net investment income	(0.54)	(0.81)	(0.77)	—		—
Net realized gains	—	(0.12)	—	(0.05)		(1.32)
Total Distributions	(0.54)	(0.93)	(0.77)	(0.05)		(1.32)

ETF transaction fees per share	—	0.02	0.01	0.00	(d)	0.00	(d)
Net Increase/(Decrease) in net asset value	3.73	4.48	4.11	(3.33)		4.10
Net Asset Value - End of Period	$38.09	$34.36	$29.88	$25.77		$29.10
TOTAL RETURN(e)	12.40%	18.10%	18.91%	(11.29%)		21.65%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$76,189	$27,145	$5,378	$3,866		$2,182
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.79%		0.79	%(f)
Ratio of net investment income/(loss) to average net assets	2.99%	3.58%	3.40%	(0.32%)		(0.77	%)(f)
Portfolio turnover rate(g)(h)	—	—	—	2,899%		—

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (January) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on August 8, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on August 8, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

(h)	Excludes the impact of in-kind transactions.

TrueShares Structured Outcome (February) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Period February 1, 2021 (Commencement of Operations) through December 31, 2021(a)
Net Asset Value - Beginning of Period	$34.46	$30.55	$27.04	$30.15		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	1.12	1.17	1.01	(0.02)		(0.20)
Net realized and unrealized gain/(loss) on investments	3.28	4.07 (c)	4.58 (c)	(3.09	)(c)	5.35	(c)
Total from Investment Operations	4.40	5.24	5.59	(3.11)		5.15

DISTRIBUTIONS:
From net investment income	(0.91)	(1.05)	(0.92)	—		—
Net realized gains	(0.29)	(0.28)	(1.16)	—		—
Total Distributions	(1.20)	(1.33)	(2.08)	—		—

ETF transaction fees per share	—	0.00 (d)	0.00 (d)	0.00	(d)	0.00	(d)
Net Increase/(Decrease) in net asset value	3.20	3.91	3.51	(3.11)		5.15
Net Asset Value - End of Period	$37.66	$34.46	$30.55	$27.04		$30.15
TOTAL RETURN(e)	12.74%	17.12%	20.64%	(10.30%)		20.58%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$14,310	$6,547	$3,665	$2,704		$3,768
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.79%		0.79	%(f)
Ratio of net investment income/(loss) to average net assets	3.09%	3.48%	3.38%	(0.09%)		(0.77	%)(f)
Portfolio turnover rate(g)(h)	—	—	—	1,309%		—

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (February) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on August 8, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on August 8, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

(h)	Excludes the impact of in-kind transactions.

TrueShares Structured Outcome (March) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025 (a)	For the Year Ended December 31, 2024 (a)	For the Year Ended December 31, 2023 (a)	For the Year Ended December 31, 2022 (a)		For the Period March 1, 2021 (Commencement of Operations) through December 31, 2021(a)
Net Asset Value - Beginning of Period	$31.40	$27.80	$24.77	$28.62		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	1.02	1.16	0.88	0.01		(0.17)
Net realized and unrealized gain/(loss) on investments	3.00	3.84 (c)	4.19 (c)	(3.67	)(c)	4.48	(c)
Total from Investment Operations	4.02	5.00	5.07	(3.66)		4.31

DISTRIBUTIONS:
From net investment income	(1.13)	(1.29)	(0.91)	(0.01)		—
Net realized gains	—	(0.13)	(1.13)	(0.18)		(0.70)
Total Distributions	(1.13)	(1.42)	(2.04)	(0.19)		(0.70)

ETF transaction fees per share	—	0.02	0.00 (d)	0.00	(d)	0.01
Net Increase in net asset value	2.89	3.60	3.03	3.85		3.62
Net Asset Value - End of Period	$34.29	$31.40	$27.80	$24.77		$28.62
TOTAL RETURN(e)	12.76%	18.00%	20.45%	(12.76%)		17.24%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$16,802	$19,782	$3,892	$3,716		$5,724
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.79%		0.79	%(f)
Ratio of net investment income/(loss) to average net assets	3.15%	3.76%	3.25%	0.03%		(0.76	%)(f)
Portfolio turnover rate(g)(h)	—	—	67%	1,280%		—

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (March) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on August 8, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on August 8, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

(h)	Excludes the impact of in-kind transactions.

TrueShares Structured Outcome (April) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Period April 1, 2021 (Commencement of Operations) through December 31, 2021(a)
Net Asset Value - Beginning of Period	$34.27	$29.71	$24.99	$28.40		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	1.06	1.25	0.80	0.14		(0.16)
Net realized and unrealized gain/(loss) on investments	3.32	4.24 (c)	4.78 (c)	(3.40	)(c)	3.56	(c)
Total from Investment Operations	4.38	5.49	5.58	(3.26)		3.40

DISTRIBUTIONS:
From net investment income	(1.25)	(0.95)	(0.86)	(0.15)		—
Total Distributions	(1.25)	(0.95)	(0.86)	(0.15)		—

ETF transaction fees per share	—	0.02	0.00 (c)	0.00	(d)	0.00	(d)
Net Increase/(Decrease) in net asset value	3.13	4.56	4.72	(3.41)		3.40
Net Asset Value - End of Period	$37.40	$34.27	$29.71	$24.99		$28.40
TOTAL RETURN(e)	12.76%	18.52%	22.28%	(11.47%)		13.59%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$16,457	$23,646	$5,050	$5,624		$6,389
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.79%		0.79	%(f)
Ratio of net investment income/(loss) to average net assets	2.99%	3.73%	2.88%	0.55%		(0.77	%)(f)
Portfolio turnover rate(g)(h)	—	741%	—	1,153%		—

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (April) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on August 8, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on August 8, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

(h)	Excludes the impact of in-kind transactions.

TrueShares Structured Outcome (May) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Period May 3, 2021 (Commencement of Operations) through December 31, 2021(a)
Net Asset Value - Beginning of Period	$30.14	$26.08	$23.13	$27.09		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.90	1.03	0.75	0.13		(0.13)
Net realized and unrealized gain/(loss) on investments	3.17	3.61 (c)	2.92 (c)	(3.93	)(c)	2.72	(c)
Total from Investment Operations	4.07	4.64	3.67	(3.80)		2.59

DISTRIBUTIONS:
From net investment income	(0.72)	(0.59)	(0.72)	(0.16)		—
Net realized gains	—	—	—	—		(0.51)
Total Distributions	(0.72)	(0.59)	(0.72)	(0.16)		(0.51)

ETF transaction fees per share	—	0.01	0.00 (d)	0.00	(d)	0.01
Net Increase/(Decrease) in net asset value	3.35	4.06	2.95	(3.96)		2.09
Net Asset Value - End of Period	$33.49	$30.14	$26.08	$23.13		$27.09
TOTAL RETURN(e)	13.50%	17.76%	15.87%	(14.03%)		10.39%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$15,403	$9,643	$4,434	$3,469		$5,417
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.79%		0.79	%(f)
Ratio of net investment income/(loss) to average net assets	2.86%	3.56%	3.02%	0.54%		(0.77	%)(f)
Portfolio turnover rate(g)(h)	—	—	—	—		—

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (May) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on August 8, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on August 8, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

(h)	Excludes the impact of in-kind transactions.

TrueShares Structured Outcome (June) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Period June 1, 2021 (Commencement of Operations) through December 31, 2021(a)
Net Asset Value - Beginning of Period	$29.71	$26.25	$23.78	$27.45		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.95	1.09	0.82	0.11		(0.12)
Net realized and unrealized gain/(loss) on investments	2.78	3.54 (c)	3.21 (c)	(3.65	)(c)	2.66	(c)
Total from Investment Operations	3.73	4.63	4.03	(3.54)		2.54

DISTRIBUTIONS:
From net investment income	(0.75)	(1.03)	(1.10)	(0.13)		—
Net realized gains	—	(0.15)	(0.48)	—		(0.09)
Total Distributions	(0.75)	(1.18)	(1.58)	(0.13)		(0.09)

ETF transaction fees per share	—	0.01	0.02	0.00	(d)	0.00	(d)
Net Increase/(Decrease) in net asset value	2.98	3.46	2.47	(3.67)		2.45
Net Asset Value - End of Period	$32.69	$29.71	$26.25	$23.78		$27.45
TOTAL RETURN(e)	12.55%	17.60%	17.02%	(12.87%)		10.13%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$12,587	$4,604	$3,281	$2,972		$4,117
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.79%		0.79	%(f)
Ratio of net investment income/(loss) to average net assets	3.04%	3.75%	3.22%	0.46%		(0.77	%)(f)
Portfolio turnover rate(g)(h)	—	—	637%	—		—

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (June) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on August 8, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on August 8, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

(h)	Excludes the impact of in-kind transactions.

TrueShares Structured Outcome (July) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025 (a)	For the Year Ended December 31, 2024 (a)	For the Year Ended December 31, 2023 (a)	For the Year Ended December 31, 2022 (a)		For the Year Ended December 31, 2021 (a)
Net Asset Value - Beginning of Period	$41.68	$36.21	$31.84	$35.21		$29.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	1.44	1.58	1.15	0.16		(0.25)
Net realized and unrealized gain/(loss) on investments	4.02	5.24 (c)	4.51 (c)	(3.51	)(c)	6.25 (c)
Total from Investment Operations	5.46	6.82	5.66	(3.35)		6.00

DISTRIBUTIONS:
From net investment income	(2.56)	(1.37)	(1.30)	(0.02)		—
Net realized gains	(2.48)	—	—	—		—
Total Distributions	(5.04)	(1.37)	(1.30)	(0.02)		—

ETF transaction fees per share	—	0.02	0.01	0.00	(d)	0.01
Net Increase/(Decrease) in net asset value	0.42	5.47	4.37	(3.37)		6.01
Net Asset Value - End of Period	$42.10	$41.68	$36.21	$31.84		$35.21
TOTAL RETURN(e)	12.95%	18.85%	17.81%	(9.50%)		20.56%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$19,367	$33,346	$13,036	$11,939		$14,963
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.79%		0.79%
Ratio of net investment income/(loss) to average net assets	3.31%	3.87%	3.31%	0.49%		(0.76%)
Portfolio turnover rate(f)(g)	—	—	—	—		1,307%

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (July) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on September 9, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on September 9, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

(g)	Excludes the impact of in-kind transactions.

TrueShares Structured Outcome (August) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Year Ended December 31, 2021(a)
Net Asset Value - Beginning of Period	$38.73	$34.04	$30.02	$33.70		$27.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	1.28	1.44	1.14	0.16		(0.24)
Net realized and unrealized gain/(loss) on investments	3.78	4.81 (c)	4.03 (c)	(3.72	)(c)	6.04 (c)
Total from Investment Operations	5.06	6.25	5.17	(3.56)		5.80

DISTRIBUTIONS:
From net investment income	(1.53)	(1.57)	(1.16)	(0.12)		—
Total Distributions	(1.53)	(1.57)	(1.16)	(0.12)		—

ETF transaction fees per share	—	0.01	0.01	0.00	(d)	0.01
Net Increase/(Decrease) in net asset value	3.53	4.69	4.02	(3.68)		5.81
Net Asset Value - End of Period	$42.26	$38.73	$34.04	$30.02		$33.70
TOTAL RETURN(e)	13.02%	18.35%	17.25%	(10.55%)		20.83%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$24,299	$16,074	$15,489	$12,761		$18,536
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.80%		0.79%
Ratio of net investment income/(loss) to average net assets	3.21%	3.82%	3.51%	0.51%		(0.77%)
Portfolio turnover rate(f)(g)	—	—	228%	134%		1,297%

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (August) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on September 9, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on September 9, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

(g)	Excludes the impact of in-kind transactions.

TrueShares Structured Outcome (September) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Year Ended December 31, 2021(a)
Net Asset Value - Beginning of Period	$38.26	$33.46	$29.43	$32.33		$26.63

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	1.22	1.34	1.00	0.18		(0.23)
Net realized and unrealized gain/(loss) on investments	3.67	4.83 (c)	4.22 (c)	(2.88	)(c)	5.94 (c)
Total from Investment Operations	4.89	6.17	5.22	(2.70)		5.71

DISTRIBUTIONS:
From net investment income	(0.93)	(1.38)	(1.19)	(0.20)		—
Net realized gains	—	—	—	—		(0.02)
Total Distributions	(0.93)	(1.38)	(1.19)	(0.20)		(0.02)

ETF transaction fees per share	—	0.01	0.00 (d)	0.00	(d)	0.01
Net Increase/(Decrease) in net asset value	3.96	4.80	4.03	(2.90)		5.70
Net Asset Value - End of Period	$42.22	$38.26	$33.46	$29.43		$32.33
TOTAL RETURN(e)	12.76%	18.43%	17.72%	(8.34%)		20.83%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$109,558	$19,320	$17,230	$20,598		$25,861
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.79%		0.79%
Ratio of net investment income/(loss) to average net assets	2.98%	3.61%	3.15%	0.60%		(0.76%)
Portfolio turnover rate(f)(g)	—	—	—	—		1,301%

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (September) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on August 8, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on August 8, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

(g)	Excludes the impact of in-kind transactions.

TrueShares Structured Outcome (October) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Year Ended December 31, 2021(a)
Net Asset Value - Beginning of Period	$39.26	$33.41	$29.18	$32.75		$27.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	1.24	1.28	1.00	0.14		(0.23)
Net realized and unrealized gain/(loss) on investments	3.76	5.02 (c)	4.31 (c)	(3.51	)(c)	5.77 (c)
Total from Investment Operations	5.00	6.30	5.31	(3.37)		5.54

DISTRIBUTIONS:
From net investment income	(0.93)	(0.49)	(1.09)	(0.20)		—
Net realized gains	(0.77)	—	—	—		—
Total Distributions	(1.70)	(0.49)	(1.09)	(0.20)		—

ETF transaction fees per share	—	0.04	0.01	0.00	(d)	0.00 (d)
Net Increase/(Decrease) in net asset value	3.30	5.85	4.23	(3.57)		5.54
Net Asset Value - End of Period	$42.56	$39.26	$33.41	$29.18		$32.75
TOTAL RETURN(e)	12.68%	18.99%	18.23%	(10.31%)		20.37%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$35,750	$15,313	$3,675	$4,377		$8,189
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.79%		0.79%
Ratio of net investment income/(loss) to average net assets	3.03%	3.38%	3.19%	0.48%		(0.77%)
Portfolio turnover rate(f)(g)	—	—	3%	—		1,021%

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (October) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on August 8, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on August 8, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

(g)	Excludes the impact of in-kind transactions.

TrueShares Structured Outcome (November) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Year Ended December 31, 2021(a)
Net Asset Value - Beginning of Period	$40.26	$34.76	$30.07	$33.37		$27.62

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	1.24	1.31	1.20	0.07		(0.24)
Net realized and unrealized gain/(loss) on investments	3.98	5.37 (c)	4.27 (c)	(3.30	)(c)	6.14 (c)
Total from Investment Operations	5.22	6.68	5.47	(3.23)		5.90

DISTRIBUTIONS:
From net investment income	(1.57)	(1.18)	(0.79)	(0.07)		—
Net realized gains	—	—	—	—		(0.17)
Total Distributions	(1.57)	(1.18)	(0.79)	(0.07)		(0.17)

ETF transaction fees per share	—	0.00 (d)	0.01	0.00	(d)	0.02
Net Increase/(Decrease) in net asset value	3.65	5.50	4.69	(3.30)		5.75
Net Asset Value - End of Period	$43.91	$40.26	$34.76	$30.07		$33.37
TOTAL RETURN(e)	12.93%	19.19%	18.21%	(9.66%)		21.40%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$18,002	$22,546	$18,073	$9,772		$14,181
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.79%		0.79%
Ratio of net investment income/(loss) to average net assets	2.98%	3.39%	3.65%	0.23%		(0.76%)
Portfolio turnover rate(f)(g)	—	—	—	—		1,302%

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (November) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on August 8, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on August 8, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

(g)	Excludes the impact of in-kind transactions.

TrueShares Structured Outcome (December) ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Year Ended December 31, 2021(a)
Net Asset Value - Beginning of Period	$37.01	$31.88	$27.36	$30.43		$25.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	1.23	1.25	1.22	(0.05)		(0.21)
Net realized and unrealized gain/(loss) on investments	3.34	4.81 (c)	3.68 (c)	(2.63	)(c)	5.33 (c)
Total from Investment Operations	4.57	6.06	4.90	(2.68)		5.12

DISTRIBUTIONS:
From net investment income	(1.32)	(0.94)	(0.39)	—		—
Net realized gains	—	—	—	(0.39)		(0.14)
Total Distributions	(1.32)	(0.94)	(0.39)	(0.39)		(0.14)

ETF transaction fees per share	—	0.01	0.01	0.00	(d)	0.01
Net Increase/(Decrease) in net asset value	3.25	5.13	4.52	(3.07)		4.99
Net Asset Value - End of Period	$40.26	$37.01	$31.88	$27.36		$30.43
TOTAL RETURN(e)	12.32%	19.00%	17.97%	(8.80%)		20.17%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$57,980	$74,385	$40,175	$5,472		$6,086
Ratio of net operating expenses to average net assets	0.79%	0.79%	0.79%	0.80%		0.79%
Ratio of net investment income/(loss) to average net assets	3.22%	3.52%	4.02%	(0.17%)		(0.77%)
Portfolio turnover rate(f)(g)	—	—	—	—		1,286%

(a)	The Fund acquired all of the assets and liabilities of TrueShares Structured Outcome (December) ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on August 8, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on August 8, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.

(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Less than $0.005.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

(g)	Excludes the impact of in-kind transactions.

PRIVACY NOTICE

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Trustees of the Elevation Series Trust (the “Trust”) has established the following policy regarding information about the Trust’s shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement

The Trust may collect nonpublic information (e.g., your name, address, e-mail address, Social Security Number, Trust holdings (collectively, “Personal Information”)) about shareholders from transactions in Trust shares. The Trust will not release Personal Information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Trust (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Trust have not and will not in the future give or sell Personal Information about their current or former shareholders to any company, individual, or group (except as per mitted by law) and as otherwise provided in this policy.

The Trust may make certain electronic services available to their shareholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Trust may also contact shareholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic shareholder communications or to update your Personal Information. In no event will the Trust transmit your Personal Information via email without your consent.

Use of Personal Information

The Trust will only use Personal Information (i) as necessary to service or maintain shareholder accounts in the ordinary course of business and (ii) to support business functions of the Trust and their affiliated businesses. This means that the Trust may share certain Personal Information, only as per mitted by law, with affiliated businesses of the Trust, and that such information may be used for non- Trust-related solicitation. When Personal Information is shared with the Trust’s business affiliates, the Trust may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information

Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Adviser	TrueMark Investments, LLC 433 W. Van Buren, Suite 1100-D Chicago, Illinois 60607	Distributor	Paralel Distributors LLC 1700 Broadway, Suite 2100 Denver, Colorado 80290
Custodian, Transfer Agent	State Street Bank & Trust One Congress Street, Suite 1 Boston, Massachusetts 02114	Fund Accountant and Administrator	Paralel Technologies LLC 1700 Broadway, Suite 2100 Denver, Colorado 80290
Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, Ohio 43215	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 8101 East Prentice Avenue, Suite 750 Greenwood Village, Colorado 80111

The Funds’ SAI provides additional details about the investments of the Funds and certain other additional information. A current SAI dated April 30, 2026 is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the applicable Fund’s annual and semi-annual reports to shareholders, including annual and semi-annual tailored shareholder reports, and in Form N-CSR. In the annual tailored shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance.

To make shareholder inquiries, for more detailed information on a Fund, or to request the SAI, annual or semi-annual shareholder reports, or Form N-CSR free of charge, please call the Distributor at 1.877.774.TRUE (8783). Free copies of a Fund’s shareholder reports, Prospectus, and the SAI are also available from the Funds’ website at True-shares.com.

Reports and other information about the Funds are also available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about a Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

SEC Investment Company Act File No. 811-23812

TrueShares Structured Outcome (January) ETF (JANZ)

TrueShares Structured Outcome (February) ETF (FEBZ)

TrueShares Structured Outcome (March) ETF (MARZ)

TrueShares Structured Outcome (April) ETF (APRZ)

TrueShares Structured Outcome (May) ETF (MAYZ)

TrueShares Structured Outcome (June) ETF (JUNZ)

TrueShares Structured Outcome (July) ETF (JULZ)

TrueShares Structured Outcome (August) ETF (AUGZ)

TrueShares Structured Outcome (September) ETF (SEPZ)

TrueShares Structured Outcome (October) ETF (OCTZ)

TrueShares Structured Outcome (November) ETF (NOVZ)

TrueShares Structured Outcome (December) ETF (DECZ)

Each a series of Elevation Series Trust

Listed on Cboe BZX Exchange, Inc.

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated April 30, 2026, as may be supplemented from time to time (“Prospectus”), of the TrueShares Structured Outcome (January) ETF, TrueShares Structured Outcome (February) ETF, TrueShares Structured Outcome (March) ETF, TrueShares Structured Outcome (April) ETF, TrueShares Structured Outcome (May) ETF, TrueShares Structured Outcome (June) ETF, TrueShares Structured Outcome (July) ETF, TrueShares Structured Outcome (August) ETF, TrueShares Structured Outcome (September) ETF, TrueShares Structured Outcome (October) ETF, TrueShares Structured Outcome (November) ETF, and TrueShares Structured Outcome (December) ETF (each a “Fund”, collectively the “Funds”), each a series of Elevation Series Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

A copy of the Prospectus may be obtained, without charge by calling 1.877.774.TRUE (8783), visiting www.True-shares.com, or writing to Paralel Distributors LLC, 1700 Broadway Suite 2100, Denver, Colorado 80290.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust is an open-end management investment company, currently consisting of multiple investment series. This SAI relates to each Fund. The Trust was organized as a Delaware statutory trust on March 7, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company, and the offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). TrueMark Investments, LLC (the “Adviser”) serves as investment adviser to the Funds.

Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offer and issue Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Funds generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

The assets and liabilities of TrueShares Structured Outcome (January) ETF, TrueShares Structured Outcome (February) ETF, TrueShares Structured Outcome (March) ETF, TrueShares Structured Outcome (April) ETF, TrueShares Structured Outcome (May) ETF, TrueShares Structured Outcome (June) ETF, TrueShares Structured Outcome (September) ETF, TrueShares Structured Outcome (October) ETF, TrueShares Structured Outcome (November) ETF and TrueShares Structured Outcome (December) ETF, each a series of Listed Funds Trust, were acquired by their respective Fund in a tax-free reorganization on August 8, 2025. All of the assets and liabilities of TrueShares Structured Outcome (July) ETF and TrueShares Structured Outcome (August) ETF, each a series of Listed Funds Trust, were acquired by their respective Fund in a tax-free reorganization on September 9, 2025 (the “Reorganization”). The Structured Outcome Series of Listed Funds Trust are collectively referred to as the “Predecessor Funds.” Each of the Predecessor Funds had, in all material respects, the same investment objectives, strategies and policies as the corresponding Fund at the time of the Reorganization.

The Adviser was also the investment adviser to the Predecessor Funds.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Diversification

Each Fund is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, each Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in fewer issuers.

General Risks

The value of the Funds’ portfolio investments may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Funds could lose money over short or long periods of time.

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There can be no guarantee that a liquid market for the investments held by the Funds will be maintained. The existence of a liquid trading market for certain investments may depend on whether dealers will make a market in such investments. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which investments may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio investments are limited or absent, or if bid-ask spreads are wide.

Cyber Security Risk. Investment companies, such as the Funds, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such portfolio companies to lose value.

Recent Market Events. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events and the war between Russia and Ukraine. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of each Fund’s permitted investments and investment practices and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund’s investment objective and permitted by each Fund’s stated investment policies. Each of the permitted investments described below applies to the Funds unless otherwise noted.

Borrowing. Although the Funds do not intend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. A Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Funds’ portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Derivatives. Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Funds invested directly in the underlying securities.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives the Funds can enter into, treats derivatives as senior securities, and if each Fund’s use of derivatives is more than a limited specified exposure amount, requires the Funds to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of each Fund’s Shares to decline.

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An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of each Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference, and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

When-Issued Securities: A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Funds engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Funds assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Funds does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. The Funds will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Funds will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Types of Equity Securities

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Large-Capitalization Companies — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

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Smaller Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks — The Funds may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Exchange-Traded Funds (“ETFs”)

The Funds may invest in shares of other investment companies (including ETFs). As the shareholder of another ETF, the Funds would bear, along with other shareholders, its pro rata portion of the other ETF’s expenses, including advisory fees. Such expenses are in addition to the expenses each Fund pays in connection with its own operations. The Funds’ investments in other ETFs may be limited by applicable law.

Disruptions in the markets for the securities underlying ETFs purchased or sold by the Funds could result in losses on investments in ETFs. ETFs also carry the risk that the price each Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Funds may invest may be leveraged, which would increase the volatility of the Funds’ NAV.

Illiquid Investments

The Funds may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 under the 1940 Act. The Funds may not invest in illiquid investments if, as a result of such investment, more than 15% of each Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of the Funds to dispose of illiquid investments readily or at a reasonable price could impair each Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Funds that are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Funds on an ongoing basis. In the event that more than 15% of each Fund’s net assets are invested in illiquid investments, the Funds, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

Investment Company Securities

The Funds may invest in the securities of other investment companies, including ETFs and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules applicable thereunder (including Rule 12d1-4). Investing in another pooled vehicle exposes the Funds to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Funds, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of such Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of such Fund) having an aggregate value in excess of 10% of the value of the total assets of each Fund. To the extent allowed by law or regulation, the Funds may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Funds invests in and, thus, is a shareholder of, another investment company, each Fund’s shareholders will indirectly bear each Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Funds to each Fund’s own investment adviser and the other expenses that the Funds bears directly in connection with each Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of each Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act that permits registered investment companies to invest in the Funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Funds regarding the terms of the investment.

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The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Funds to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Funds, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on each Fund’s Shares is no greater than the limits set forth in Rule 2341 of the Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, the Funds may rely on Rule 12d1-4 under the 1940 Act to invest in such other funds in excess of the limits of Section 12(d)(1) if the Funds comply with the terms and conditions of such rule.

Money Market Instruments

The Funds may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Funds may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by the Funds; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Options on Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

Each Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Funds expires unexercised, the Funds realizes a loss equal to the premium paid. If the Funds enters into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

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Options on Stock Indexes

Each Fund’s purchase and sale of options on stock indexes will be subject to risks described below under “Transactions in Stock Options.” In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether the Funds will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on stock indexes is subject to the advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, the Funds would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Funds. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. The Funds will not purchase or sell stock index option contracts unless and until, in the advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

OTC Options

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

REITs

The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs,” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Funds can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Funds, a shareholder bears not only a proportionate share of the expenses of the Funds, but also may indirectly bear similar expenses of some of the REITs in which it invests.

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Repurchase Agreements

The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which each Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Funds (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Funds not within the control of the Funds and, therefore, the Funds may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements, which involve the sale of securities held by the Funds subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Funds will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Funds might be unable to deliver them when that Funds seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce each Fund’s obligation to repurchase the securities, and each Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending

The Funds may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Funds pays in arranging the loan. The Funds may share the interest it receives on the collateral securities with the borrower. Loans are subject to termination at the option of the Funds or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds may pay fees to arrange for securities loans.

The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Funds must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Funds may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Funds may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Funds might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Funds. In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Funds may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Funds will have to cover the loss when repaying the collateral.

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Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Funds may receive as collateral will not become part of each Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Funds will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Funds is permitted to invest. During the time securities are on loan, the borrower will pay the Funds any accrued income on those securities, and the Funds may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Funds makes distributions or you sell Shares.

Transactions in Stock Options

Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although the Funds will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Funds, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

U.S. Government Securities

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one- year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export- Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Future Developments. The Board may, in the future, authorize the Funds to invest in securities contracts and investments other than those listed in this SAI and in the Funds’ Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to the Funds without the approval of the holders of a majority of each Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Funds present at the meeting if the holders of more than 50% of each Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Funds.

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Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries.

2.	Issue senior securities, except as permitted under the 1940 Act.

3.	Borrow money, except as permitted under the 1940 Act.

4.	Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under each Fund’s investment policies.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

8.	With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

*For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Funds will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Funds from listing and trading upon termination of the Funds.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and its service providers employ a variety of processes, procedures and controls to identify such events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

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The Board’s role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objective, strategies, and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser will provide the Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer and other service providers such as the Funds’ independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which each Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Funds and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from each Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, each Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in each Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees each Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of each Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Bradley Swenson serves as Chairman of the Board and is an interested person of the Trust and Mr. Steven Norgaard serves as the Trust’s Lead Independent Trustee. As Lead Independent Trustee, Mr. Norgaard acts as a spokesperson for the Independent Trustees in between meetings of the Board, serves as a liaison for the Independent Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees.

The Board is comprised of a super-majority (66.6 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

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Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Kimberly Storms Birth Year: 1972	Trustee	Since 2022	Ms. Storms served at various roles at ALPS Fund Services, Inc. from 1998 through 2020, including as Senior Vice President - Director of Fund Administration (2004-2020) and Senior Vice President - Director of Fund Management (2020). During her tenure, Ms. Storms served as an officer to certain ETF, closed-end and open-end investment companies (1998-2020) and, within the past 5 years, Principal Financial Officer of ALPS Series Trust (2012-2020), Financial Investors Trust (2013-2020), Liberty All-Star Funds (2013-2020), and Cambria ETF Trust (2020).	36	Sterling Capital Funds (Since October 2022)
Steven Norgaard Birth Year: 1964	Trustee	Since 2022	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994.	37(2)	MFG Funds (f/k/a Frontier Funds (2 Funds) (since 2013)); SRH Total Return Fund, Inc. (Since 2011)
Interested Trustees and Officers
Bradley J. Swenson Birth Year: 1972	Trustee, President	Since 2022	Mr. Swenson is President of Paralel Distributors LLC (May 2022 to present) and Chief Compliance Officer of Paralel Technologies LLC (January 2023 to present). He previously served as President of TruePeak Consulting, LLC (August 2021 to December 2023). Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and served as its President from June 2019 until June 2021. In this role, he served as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).	36	ALPS Series Trust (March 2021 to March 2022)

(1)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. For the purposes of this table, all series of the Trust (36 funds, including the Funds) are included in the Fund Complex.

(2)	Mr. Norgaard also serves as a Director of the SRH Total Return Fund, Inc. whose investment adviser is the same as the investment adviser of SRH U.S. Quality GARP ETF and SRH REIT Covered Call ETF, two series of the Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

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Bradley Swenson. Mr. Swenson has more than 25 years experienced focused on compliance and distribution in the mutual fund industry. Prior to joining Paralel, he spent seventeen years at ALPS in various capacities including, but not limited to, Chief Compliance Officer, Chief Operating Officer and President of ALPS Fund Services and ALPS Distributors. In addition to those roles Mr. Swenson built and led the Fund CCO services division and served as Fund CCO and President to various closed-end, ETF and mutual fund trusts. Mr. Swenson also held various roles at Janus Capital Group and Oppenheimer Funds including Senior Audit Manager and Compliance Manager. Mr. Swenson graduated from the University of Minnesota-Duluth with a B.S. in Accounting. Mr. Swenson holds FINRA Series 3, 6, 7, 24, 26, and 27 licenses.

Steven K. Norgaard. Mr. Norgaard serves as the lead Independent Trustee of the Trust, bringing more than 30 years of integrated legal, financial, and regulatory expertise to the Trust. He is an attorney and has successfully passed the certified public accountants (CPA) exam. Since 1994, he has been the principal of the law firm Steven K. Norgaard, P.C., having previously practiced law at the international firm McDermott, Will & Schulte. He currently serves as the Chairman of the Board of Directors for the SRH Total Return Fund, Inc. and as the lead independent director for the MFG Funds (formerly the Frontier Funds). His extensive background in corporate governance includes nearly a decade of senior leadership at Attorneys’ Title Guaranty Fund, Inc., where he served as Chairman of the Board of Directors. Additionally, he served on the Board of Directors of ATG Trust Company from 2007 to 2021. Prior to March 2015, Mr. Norgaard held independent directorships for the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., until their merger into the fund now known as SRH Total Return Fund, Inc.

Kimberly Storms. Ms. Storms is the chair of the Audit Committee of the Board and is the Trust’s Audit Committee Financial Expert. Ms. Storms has more than 25 years of experience concentrated on mutual fund back office and accounting operations. Ms. Storms served in various roles at ALPS Fund Services from 1998 through 2020, including as Senior Vice President - Director of Fund Administration. She graduated with a B.S. in Finance from the University of Louisiana. Ms. Storms brings significant experience from her prior time serving as an executive officer of several large fund complexes, as well as her knowledge in the accounting, investment and regulatory fields.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). During the past fiscal year, the Audit Committee met 5 times.

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Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary. During the past fiscal year, the Nominating Committee did not meet.

Principal Officers of the Trust. The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brenna Fudjack Birth Year: 1986	Chief Compliance Officer	Indefinite term; since 2023	Ms. Fudjack joined Paralel Technologies LLC as Deputy Chief Compliance Officer in 2023. Prior to her current role, Ms. Fudjack served as Manager, Risk & Financial Advisory for Deloitte & Touche LLP from 2022-2023; Director of Compliance for Perella Weinberg Partners Capital Management LP / Agility from 2018-2022; Compliance Officer for Shelton Capital Management from 2017-2018; and Compliance Manager among other compliance roles for ALPS Fund Services, Inc. from 2010-2017.
Nicholas Austin Birth Year: 1981	Treasurer	Indefinite term; since 2023	Mr. Austin joined Paralel Technologies, LLC as Senior Controller in 2022. Prior to his current role, Mr. Austin served as Vice President/Fund Controller for SS&C ALPS from 2018 until 2022, and as Chief Financial Officer of Champion Medical Center from 2016 until 2018.
Nicholas Adams Birth Year: 1983	Secretary	Indefinite term; since 2025	Mr. Adams joined Paralel Technologies LLC as Investment Counsel in 2025. Prior to his current role, Mr. Adams served as Principal Legal Counsel for SS&C ALPS from 2022 – 2024, and associate counsel for Arnold, Newbold, Sollars and Hollins, P.C. from 2020 – 2022 and Stanziola Estate Law from 2019-2020.

Trustee Ownership of Shares. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the “Exchange Act”).

As of December 31, 2025, no Trustees owned Shares of the Funds

Board Compensation. The Independent Trustees each receive a fee of $12,500 per quarter, a special meeting fee of $2,500, as well as reimbursement for reasonable travel, lodging and other expenses in connection with attendance at meetings. The Audit Committee chair also receives a fee of $2,000 per quarter. The Trust has no pension or retirement plan.

Independent Trustee fees are paid by the adviser of each series of the Trust through the applicable adviser’s unitary management fee, and not by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

The following table shows the compensation earned by each Trustee during the past fiscal year of the Funds:

Name	Aggregate Compensation From Funds	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Bradley J. Swenson	$0	$0
Independent Trustees
Kimberly Storms	$7,149	$52,250
Steven Norgaard	$6,069	$46,250

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PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants.

As of December 31, 2025, no officers of the Trust owned Shares of the Funds.

CODES OF ETHICS

The Trust, the Adviser and the Distributor (as defined under “The Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their respective shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted certain of the Institutional Shareholder Services Inc. Proxy Voting Guidelines, as applicable, as part of the Adviser's proxy voting policies for this purpose ("Proxy Voting Policies") and to assist with voting proxies in a timely manner and making voting recommendations under guidelines adopted by the Adviser. A copy of the Adviser’s Proxy Voting Policies is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of a Fund.

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Distributor at 1.877.774.TRUE (8783) and (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Investment Adviser

TrueMark Investments LLC serves as the investment adviser to the Funds. The Adviser is a SEC registered investment adviser with approximately $1.42 billion in assets under management as of February 28, 2026. The Adviser commenced operations as an SEC registered adviser in January 2020 and its principal office is located at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607. The Adviser is controlled by TrueMark Group, which in turn is controlled by RiverNorth Strategic Holdings, LLC.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

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The table below shows advisory fees paid by the Funds and their corresponding Predecessor Funds for the fiscal year ended December 31, as applicable to each Fund:

Fund	2025	2024	2023
TrueShares Structured Outcome (January) ETF*	$283,243	$140,613	$ 28,427
TrueShares Structured Outcome (February) ETF*	$78,291	$ 48,501	$ 25,730
TrueShares Structured Outcome (March) ETF*	$138,575	$171,967	$ 30,863
TrueShares Structured Outcome (April) ETF*	$144,756	$139,509	$ 40,019
TrueShares Structured Outcome (May) ETF*	$91,186	$ 41,855	$ 31,801
TrueShares Structured Outcome (June) ETF*	$74,861	$ 33,693	$ 33,885
TrueShares Structured Outcome (July) ETF**	$277,885	$ 224,564	$ 110,780
TrueShares Structured Outcome (August) ETF**	$209,679	$ 135,677	$ 119,162
TrueShares Structured Outcome (September) ETF*	$636,533	$153,080	$152,966
TrueShares Structured Outcome (October) ETF*	$196,629	$ 48,246	$ 29,858
TrueShares Structured Outcome (November) ETF*	$181,364	$152,098	$ 88,862
TrueShares Structured Outcome (December) ETF*	$447,481	$421,042	$110,589

*For the fiscal years ended December 31, 2023, and December 31, 2024, as well as the period of January 1, 2025, through August 8, 2025 (commencement of operations of the Fund), the advisory fees were paid by each Fund’s respective Predecessor Fund.

**For the fiscal years ended December 31, 2023, and December 31, 2024, as well as the period of January 1, 2025, through September 9, 2025 (commencement of operations of the Fund), the advisory fees were paid by each Fund’s respective Predecessor Fund.

Prior to May 1, 2024, the Predecessor Funds were managed on a day-to-day basis by an investment sub-adviser pursuant to an investment sub-advisory agreement between the Adviser and the sub-adviser. The table below shows sub-advisory fees paid by the adviser to the sub-adviser for the fiscal periods ended December 31:

Fund	2025	2024	2023
TrueShares Structured Outcome (January) ETF*	—	—	$8,165
TrueShares Structured Outcome (February) ETF*	—	—	$8,067
TrueShares Structured Outcome (March) ETF*	—	$3,038	$9,869
TrueShares Structured Outcome (April) ETF*	—	—	$12,668
TrueShares Structured Outcome (May) ETF*	—	—	$9,954
TrueShares Structured Outcome (June) ETF*	—	—	$11,572
TrueShares Structured Outcome (July) ETF**	—	$30	$31,221
TrueShares Structured Outcome (August) ETF**	—	$4,237	$37,670
TrueShares Structured Outcome (September) ETF*	—	$7,585	$50,122
TrueShares Structured Outcome (October) ETF*	—	$1,561	$9,785
TrueShares Structured Outcome (November) ETF*	—	—	$23,830
TrueShares Structured Outcome (December) ETF*	—	$43,198	$17,949

*For the fiscal years ended December 31, 2023, and December 31, 2024, as well as the period of January 1, 2025, through August 8, 2025 (commencement of operations of the Fund), the advisory fees were paid by each Fund’s respective Predecessor Fund.

**For the fiscal years ended December 31, 2023, and December 31, 2024, as well as the period of January 1, 2025, through September 9, 2025 (commencement of operations of the Fund), the advisory fees were paid by each Fund’s respective Predecessor Fund.

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The Investment Advisory Agreement with respect to the Funds will continue in force for an initial period of two years. Thereafter, the Investment Advisory Agreement will be renewable from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares of the Funds. The Investment Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

PORTFOLIO MANAGER

Compensation

The Portfolio Manager receives a fixed base salary and a discretionary bonus that is not tied to the performance of the Funds.

Share Ownership

The Funds are required to show the dollar ranges of the portfolio managers’ “beneficial ownership” of Shares of the Funds as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of December 31, 2025, the Portfolio Manager did not beneficially own any Shares of the Funds.

Other Accounts

In addition to the Funds, the Portfolio Manager managed the following other accounts as of December 31, 2025, none of which were subject to a performance fee:

Portfolio Manager

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Jeffrey Feldman	18	$ 771.559	0	$0	0	$ 0

Conflicts of Interest

The Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objective, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

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THE DISTRIBUTOR

The Trust and Paralel Distributors LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for each series of the Trust, including the Funds, and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Funds expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Prospectuses and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call 1.877.774.TRUE (8783).

THE ADMINISTRATOR, CUSTODIAN, AND TRANSFER AGENT

Paralel Technologies LLC (“PTL”), located at 1700 Broadway Suite 2100, Denver, Colorado 80290 serves as the Funds’ administrator and fund accountant. PTL is the parent company of Paralel Distributors LLC, the Funds’ Distributor.

Pursuant to an Administration and Fund Accounting Agreement between the Trust and PTL, PTL provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, PTL does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays PTL a fee based on the Funds’ average daily net assets, subject to a minimum annual fee. PTL also is entitled to certain out-of-pocket expenses for the services mentioned above.

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Pursuant to a Custody Agreement, State Street Bank and Trust Company (the “Custodian” or “State Street”), serves as the Custodian of the Funds’ assets. The Custodian holds and administers the assets in each Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Funds’ total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

Pursuant to a Transfer Agency Agreement, State Street (in such capacity, the “Transfer Agent”) serves as Transfer Agent for the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee from the Adviser.

LEGAL COUNSEL

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as legal counsel for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 8101 East Prentice Avenue, Suite 750, Greenwood Village, Colorado 80111, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day each Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares. Each Share represents an equal proportionate interest in the Funds with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no pre-emptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of Shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s Shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Funds fail to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEE LIABILITY

The Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

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BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute each Fund’s portfolio transactions may include the Funds’ Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute each Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “Redemption Transaction Fee”, the Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the Funds shareholders, e.g., for creation orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Funds’ portfolio transactions in connection with such orders.

The Adviser may use each Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Funds may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

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The table below shows the aggregate brokerage commissions paid by the Funds and their corresponding Predecessor Funds for the fiscal years ended December 31, as applicable to each Fund:

Fund	2025	2024	2023
TrueShares Structured Outcome (January) ETF*	$33,318	$16,198	$28,427
TrueShares Structured Outcome (February) ETF*	$3,678	$1,694	$25,730
TrueShares Structured Outcome (March) ETF*	$12,373	$4,779	$30,863
TrueShares Structured Outcome (April) ETF*	$13,701	$6,008	$40,019
TrueShares Structured Outcome (May) ETF*	$2,817	$843	$31,801
TrueShares Structured Outcome (June) ETF*	$5,006	$1,781	$33,885
TrueShares Structured Outcome (July) ETF**	$19,121	$19,191	$6,777
TrueShares Structured Outcome (August) ETF**	$19,315	$9,654	$ 7,281
TrueShares Structured Outcome (September) ETF*	$54,252	$10,974	$9,755
TrueShares Structured Outcome (October) ETF*	$10,128	$2,938	$7,925
TrueShares Structured Outcome (November) ETF*	$9,403	$11,016	$1,599
TrueShares Structured Outcome (December) ETF*	$29,878	$30,984	$16,730

*For the fiscal years ended December 31, 2023, and December 31, 2024, as well as the period of January 1, 2025, through August 8, 2025 (commencement of operations of the Fund), the brokerage commissions were paid by each Fund’s respective Predecessor Fund.

**For the fiscal years ended December 31, 2023, and December 31, 2024, as well as the period of January 1, 2025, through September 9, 2025 (commencement of operations of the Fund), the brokerage commissions were paid by each Fund’s respective Predecessor Fund.

Directed Brokerage. For the fiscal year ended December 31, 2025, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

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Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. During the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, each Fund and its corresponding Predecessor Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Funds, the Adviser, or the Distributor.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Funds are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Funds’ portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Funds; or (iii) sold the largest dollar amounts of Shares. During the fiscal year ended December 31, 2025, no Fund held any securities of its “regular broker-dealers.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. For the fiscal years ended December 31, the Funds’ portfolio rates were:

Fund	2025	2024
TrueShares Structured Outcome (January) ETF*	0%	0%
TrueShares Structured Outcome (February) ETF*	0%	0%
TrueShares Structured Outcome (March) ETF*	0%	0%
TrueShares Structured Outcome (April) ETF*	0%	741%
TrueShares Structured Outcome (May) ETF*	0%	0%
TrueShares Structured Outcome (June) ETF*	0%	0%
TrueShares Structured Outcome (July) ETF**	0%	0%
TrueShares Structured Outcome (August) ETF**	0%	0%
TrueShares Structured Outcome (September) ETF*	0%	0%
TrueShares Structured Outcome (October) ETF*	0%	0%
TrueShares Structured Outcome (November) ETF*	0%	0%
TrueShares Structured Outcome (December) ETF*	0%	0%

The significant increases or decreases in portfolio turnover rates experienced by the Funds listed in the table above are due to the maturities or expiration dates, at the time of acquisition, being one year or less, and such securities are excluded from portfolio turnover calculations.

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BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of the holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Funds at any time by giving reasonable notice to the Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Funds shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Funds generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

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Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Funds. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Funds. The Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Funds.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Funds, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is 4:00 p.m. Eastern time, which time may be modified by the Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time and 12:00 p.m. Eastern time for the Funds, or such earlier time as may be designated by the Funds and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Funds in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which each Fund’s investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Funds or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. The “Settlement Date” for the Funds is generally the Business Day immediately after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the Business Day immediately following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor with respect to the Funds including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

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Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Funds, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Funds may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to a Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes, spreads, slippage costs) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so benefits the Funds and its shareholders (e.g., for creation orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order).

Fixed Creation Transaction Fee (Cash)	Maximum Variable Transaction Fee
$ 100	0.02%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

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Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Funds may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to a Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes, spreads, slippage costs) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so benefits the Funds and its shareholders (e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order).

Fixed Redemption Transaction Fee (Cash)	Maximum Variable Transaction Fee
$ 100	0.02%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units.

Orders to redeem Creation Units of the Funds must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant.

Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than one Business Day after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

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In addition, an investor may request a redemption in cash that the Funds may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares of the Funds, or to purchase or sell Shares of the Funds on the Exchange, on days when the NAV of the Funds could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NAV

NAV per Share for the Funds is computed by dividing the value of the net assets of the Funds (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Funds is calculated by PTL and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Funds’ NAV per Share, the Funds’ investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Funds may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to reduce or eliminate federal excise or income taxes or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Funds makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Funds, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Funds’ eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

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Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Funds at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.

Taxation of the Funds. The Funds elected and intend to continue to qualify each year to be treated as a separate RIC under the Code. As such, the Funds should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. To qualify for treatment as a RIC, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short- term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Funds’ gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Funds’ taxable year, the Funds’ assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Funds’ total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Funds controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Funds makes investments that may generate income that is not qualifying income, including certain derivatives, the Funds will seek to restrict the resulting income from such investments so that the Funds’ non-qualifying income does not exceed 10% of its gross income.

Although the Funds intends to distribute substantially all of its net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. The Funds is treated as a separate corporation for federal income tax purposes. The Funds therefore are considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.

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If the Funds fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Funds may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where each Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Funds may be required to dispose of certain assets. If these relief provisions were not available to the Funds and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Funds as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Funds would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Funds failed to qualify for tax treatment as a RIC. If the Funds failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Funds for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Funds determines that it will not qualify as a RIC, the Funds will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Funds may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining each Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Funds may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Funds and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Funds experience an ownership change as defined in the Code.

During the fiscal year ended December 31, 2025, the following amounts are available as capital loss carry forwards to the next tax year:

Name of Fund	No Expiration Short-Term	No Expiration Long-Term
TrueShares Structured Outcome (January) ETF	$1,220,573	$90
TrueShares Structured Outcome (February) ETF	$0	$0
TrueShares Structured Outcome (March) ETF	$431,942	$4,133
TrueShares Structured Outcome (April) ETF	$313,532	$635
TrueShares Structured Outcome (May) ETF	$579,360	$27
TrueShares Structured Outcome (June) ETF	$0	$0
TrueShares Structured Outcome (July) ETF	$0	$0
TrueShares Structured Outcome (August) ETF	$510,952	$0
TrueShares Structured Outcome (September) ETF	$50,166	$41
TrueShares Structured Outcome (October) ETF	$0	$0
TrueShares Structured Outcome (November) ETF	$1,045,205	$3,929
TrueShares Structured Outcome (December) ETF	$2,645,559	$634

The Funds will be subject to a non-deductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Funds and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

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If the Funds meet the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Funds may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Funds on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Funds intend to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carry forwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Funds’ shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Funds (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Funds from an ETF, an underlying fund taxable as a RIC, or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT, however, dividends received by the Fund from a REIT are generally not treated as qualified dividend income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Funds may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid.

Distributions by the Funds of its net short-term capital gains will be taxable as ordinary income. Distributions from the Funds’ net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by the Funds from U.S. corporations (generally, dividends received by the Funds in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Funds may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Funds from other RICs are not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares. A Fund’s investment strategy may significantly limit its ability to distribute dividends eligible for the dividends received deduction. A Fund’s option strategy may prevent each Fund’s income from being eligible for the dividends received deduction for corporate shareholders

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Funds for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Funds, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

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Although dividends generally will be treated as distributed when paid, any dividend declared by the Funds in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

Shareholders who have not held Shares for a full year should be aware that the Funds may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of each Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Funds. A taxable shareholder should note that if it purchases shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, the shareholder would be taxed on the entire distribution received, even though, as an economic matter represent, the distribution simplify constitutes a return of its investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.

To the extent that the Funds make a distribution of income received by the Funds in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Funds’ distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Funds and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale, Redemption, or Exchange of Shares. A sale, redemption, or exchange of Shares may give rise to a gain or loss. For tax purposes, an exchange of your Fund shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Funds may limit the tax efficiency of such Fund. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any capital loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Funds would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Funds does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

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Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Fund Investments. Certain of the Funds’ investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Funds’ ability to qualify as a RIC, affect the character of gains and losses realized by the Funds (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without the Funds receiving cash with which to make distributions in amounts sufficient to enable the Funds to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Funds’ qualification for treatment as a RIC. To the extent the Funds invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding. The Funds will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Non-U.S. Shareholders. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Funds will need to provide the Funds with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

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Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Funds if, for example, (i) the Funds invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Funds invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Funds until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

FINANCIAL STATEMENTS

The audited financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Funds’ Form N-CSR filed with the SEC for fiscal year ended December 31, 2025. You can obtain a copy of the Funds’ Form N-CSR without charge by calling the Funds at 1.877.774.TRUE (8783) or through the Funds’ website at www.true-shares.com.

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APPENDIX A

Proxy Voting Policies

Proxy Voting Policies and Procedures

TrueMark Investments, LLC (the “Firm” and “Advisor”)

General Proxy Voting Policies

The Firm understands and appreciates the importance of proxy voting. To the extent that Firm has discretion to vote the proxies of its registered investment company clients (“RIC Clients”), Firm will vote any such proxies in the best interests of its RIC Clients and in accordance with the policies of the Proxy Service Provider(s)1 (“Provider(s)”), as designated by the Firm, and the procedures outlined below.

Proxy Voting Procedures

1)	All proxies sent to the RIC Clients that are actually received by the Firm or recorded by the Provider(s) (to vote on behalf of the RIC Clients) will be provided to the Firm.

2)	The Firm will instruct the Provider(s) to generally adhere to the following procedures (subject to limited exception):

a)	A written record of each proxy received by the Firm or recorded by the Provider(s) (on behalf of its RIC Clients) will be kept in Firm’s files;

b)	The Provider(s) and the Firm will determine which of Firm’s RIC Clients hold the security to which the proxy relates;

c)	The Firm will review the proxy and, based upon the advice/recommendation from the Provider(s), determine how to vote the proxy in question in accordance with the guidelines set forth herein.

d)	Prior to voting any proxies, the Firm will attempt to determine if there are any conflicts of interest related to the proxy in question. If a conflict is identified, the Chief Compliance Officer will be notified so a determination can be made as to whether the conflict is material or not.

i)	If no material conflict is identified pursuant to these procedures, the Firm will make a decision on how to vote the proxy in question.

Handling Conflicts of Interest

1)	As stated above, in evaluating how to vote a proxy, the Firm will first determine whether there is a conflict of interest related to the proxy in question between Firm and its advisory clients. This examination will include (but will not be limited to) an evaluation of whether the Firm (or any affiliate of the Firm has any relationship with the company or an affiliate of the company) to which the proxy relates outside an investment in such company by a RIC Client of the Firm.

2)	If a conflict is identified and deemed “material” by the Firm after consultation with the CCO, the Firm will determine whether voting in accordance with these proxy voting guidelines is in the best interests of affected RIC Clients.

Voting Guidelines

In the absence of specific voting guidelines mandated by a particular RIC Client, the Firm will endeavor to vote proxies in the best interests of each RIC Client via the Provider(s) policy.

In some foreign markets where proxy voting demands fee payment for agent services, the Firm will balance the cost and benefit of proxy voting and may give up the proxy voting if the cost associated is greater than the benefits from voting.

1)	Although how proxies are voted is subject to the discretion of the Firm, the Firm is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its RIC Clients:

1 Before engaging a proxy provider and during the course of the relationship, the Firm will conduct appropriate due diligence/oversight. Records of this due diligence/oversight will be maintained in the Firm’s records.

a)	The Firm will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

i)	Election of directors (where there are no related corporate governance issues);

ii)	Selection or reappointment of auditors; or

iii)	Increasing or reclassification of common stock.

b)	The Firm will generally vote against proposals that:

i)	Make it more difficult to replace members of the issuer’s board of directors or board of managers; and

ii)	Introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain RIC Clients of the Firm).

c)	The Firm will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

d)	The Firm will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

e)	The Firm will generally vote against proposals to move the company to another state less favorable to shareholders’ interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

Disclosure of Procedures

For RIC Clients, the Firm will work with the RIC Clients to provide the necessary information for the Form N-PX and will review such information for accuracy.

Record-keeping Requirements

The Firm via the Provider(s) will be responsible for maintaining files relating to the Firm’s proxy voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the offices of the Firm. The Firm is permitted to maintain these records in electronic format. Records of the following will be included in the files:

1)	Copies of these proxy voting policies and procedures, and any amendments thereto;

2)	A copy of each proxy statement that the Firm or the Provider(s) actually receives; provided, however, that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3)	A record of each vote that the Firm via the Provider(s) casts;

4)	A copy of any document that the Firm created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5)	A copy of each written request for information on how the Firm voted such RIC Clients’ proxies and a copy of any written response to any request for information on how the Firm voted proxies on behalf of the RIC Clients.

With respect to material conflicts, Firm will determine whether it is appropriate to disclose the conflict to affected advisory clients and investors and give advisory clients and investors the opportunity to vote the proxies in question themselves, if applicable. If an advisory client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Firm and the ERISA advisory client reserves the right to vote proxies when Firm has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA advisory client, Firm will:

a)	Give the ERISA advisory client the opportunity to vote the proxies in question themselves; or

b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA Advisory Clients (if any).

VOTING GUIDELINES

In the absence of specific voting guidelines mandated by a particular advisory client, Firm will endeavor to vote proxies in the best interests of each advisory client via the Proxy Service Providers policy.

In some foreign markets where proxy voting demands fee payment for agent services, the Firm will balance the cost and benefit of proxy voting and may give up the proxy voting if the cost associated is greater than the benefits from voting.

1)	Although voting certain proxies may be subject to the discretion of the Firm, the Firm is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its advisory clients:

a)	The Firm will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

i)	Election of directors (where there are no related corporate governance issues);

ii)	Selection or reappointment of auditors; or

iii)	Increasing or reclassification of common stock.

b)	The Firm will generally vote against proposals that:

i)	Make it more difficult to replace members of the issuer’s board of directors or board of managers; and

ii)	Introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain advisory clients of the Firm).

c)	The Firm will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

d)	The Firm will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

e)	The Firm will generally vote against proposals to move the company to another state less favorable to shareholders’ interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

DISCLOSURE OF PROCEDURES

A brief summary of these proxy voting procedures will be included in the Firm’s Form ADV Part 2A and will be updated whenever these policies and procedures are updated. For registered investment company clients, the Firm will work with the RIC to provide the necessary information for the Form N-PX and will review such information for accuracy.

RECORD-KEEPING REQUIREMENTS

The COO via the Proxy Service Providers will be responsible for maintaining files relating to the Firm’s proxy voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm. Records of the following will be included in the files:

1)	Copies of these proxy voting policies and procedures, and any amendments thereto;

2)	A copy of each proxy statement that the Firm or the Proxy Service Providers actually receives; provided, however, that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3)	A record of each vote that the Firm via the Proxy Service Providers casts;

4)	A copy of any document that the Firm created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5)	A copy of each written request for information on how the Firm voted such advisory client’s proxies and a copy of any written response to any request for information on how the Firm voted proxies on behalf of advisory clients.

PROSPECTUS

April 30, 2026

Fund Name	Ticker	Exchange
TrueShares Technology, AI & Deep Learning ETF	(LRNZ)	NYSE Arca, Inc.
Polen Dividend Income ETF (f/k/a The Opal Dividend Income ETF)	(DIVZ)	NYSE Arca, Inc.
TrueShares Eagle Global Renewable Energy Income ETF	(RNWZ)	NYSE Arca, Inc.

each a series of Elevation Series Trust (the “Trust”)

THIS PROSPECTUS PROVIDES IMPORTANT INFORMATION ABOUT TRUESHARES TECHNOLOGY, AI & DEEP LEARNING ETF (THE “AI ETF”), POLEN DIVIDEND INCOME ETF (F/K/A THE OPAL DIVIDEND INCOME ETF) (THE “DIVIDEND INCOME ETF”) AND TRUESHARES EAGLE GLOBAL RENEWABLE ENERGY INCOME ETF (THE “ENERGY INCOME ETF”) THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SUMMARY—TRUESHARES TECHNOLOGY, AI & DEEP LEARNING ETF

Investment Objective

The TrueShares Technology, AI & Deep Learning ETF (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.68%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.68%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$846

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively-managed exchange-traded fund (“ETF”) that pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in the common stock of technology, artificial intelligence and deep learning companies. The Fund generally considers a company to be a technology, artificial intelligence and/or deep learning company if it derives 50% or more of its revenues or profits from the development, advancement and/or use of technology, including artificial intelligence-and/or deep learning-related technologies, or if it has committed 50% or more of its research and development-dedicated capital to the development, advancement and/or use of such technology, each measured at the time of investment. In addition, Black Hill Capital Partners, LLC, the Fund’s sub-adviser (“Black Hill” or the “Sub-Adviser”), selects companies that have a competitive advantage with respect to the development and utilization of artificial intelligence, machine learning, or other deep learning technologies. “Artificial intelligence,” or “AI”, refers to the development or use by a business of computer systems that perform tasks previously requiring human intelligence, such as decision-making or audio or visual identification or perception. “Machine learning” refers to technologies that enable a computer to “learn” from data it has processed to incorporate different assumptions or past experience into future computations or analyses. “Deep learning” refers to a more advanced level of “learning” and involves minimal human interference at the beginning of the learning process.

The Sub-Adviser selects companies for the Fund’s portfolio by assessing whether the company’s business is a secular growth business, a cyclical growth business, or a newly public company and then evaluates the value and growth prospects for each company using the following criteria.

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●	Secular Growth Companies - Companies that do not closely track a seasonal or cyclical trend. In selecting such companies for the Fund’s portfolio, the Sub-Adviser seeks companies that it believes are in the best position to succeed in what is a very competitive technology space. Research on these companies is also continuously augmented with information from additional sources such as Wall Street sell-side investment banks (e.g., Merrill Lynch, Morgan Stanley, etc.) and other proprietary information sources from many parts of the technology sector. The Sub-Adviser has established buy-and-hold positions in these companies and does not expect significant turnover of these companies within the portfolio. The Sub-Adviser expects to let these investments grow over time from positive trends in their sector, market positioning and superior products. The Fund generally invests in secular growth companies to a greater extent than in cyclical growth or newly public companies.

●	Cyclical Growth Companies - Companies that are known for following the cycles of an economy through expansion, peak, recession, and recovery. Most cyclical stocks belong to companies that sell non-essential items consumers can afford to buy more of during a booming economy. These stocks are also from companies that consumers choose to spend less with or cut back on during a recession. In selecting such companies for the Fund’s portfolio, the Sub-Adviser utilizes fundamental analysis, with an emphasis on revenue growth, margins, and select balance sheet items which it believes are more consistent indicators of cyclical bottoms. The Fund seeks to sell its cyclical growth holdings when their margins peak in the economic cycle.

●	Newly Public Companies - Companies that have recently gone through an initial public offering (“IPO”) and are now publicly traded on a stock exchange. In selecting such companies for the Fund’s portfolio, the Sub-Adviser follows developments in the private market to seek to identify companies that will fit the Fund’s investment profile at the time of their IPO. When a new company that fits the Fund’s investment profile enters the market via an IPO, the Sub-Adviser will generally seek to build the Fund’s position in that company over the course of a four to six month period following the IPO.

The Fund’s portfolio is primarily composed of common stock of U.S. companies, although the portfolio may include common stock of non-U.S. companies from time to time. The Fund’s portfolio is typically comprised of the 20 to 30 most attractive securities based on the Sub-Adviser’s analysis.

The Sub-Adviser keeps a significant portion of the Fund’s portfolio in cash (up to 20%) during periods when the Sub-Adviser believes it is merited. These cash positions are utilized to purchase securities when the Sub-Adviser identifies an event-based investment opportunity in a secular growth company that has driven down share prices but will not, in the Sub-Adviser’s opinion, impact the secular nature of the company. The cash positions also may be used in the event of a bear market or an instance in which the Sub-Adviser believes that the market is experiencing a valuation correction (i.e., a move that is not reflected in overall economic data).

After initial purchase, company weightings typically fluctuate with the market. The Sub-Adviser manages inflows and outflows (i.e., fluctuations in Fund assets from creations and redemptions of Fund shares) by referencing existing stock weights coupled with its view of a company’s forward rate of return potential.

While many portfolio holdings have a larger capitalization, the Fund may also invest in small and medium capitalized companies, as TrueMark Investments, LLC (the “Adviser”), the Fund’s investment adviser, believes these relatively smaller companies may provide above average capital appreciation and dividend yield.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund.

The Fund concentrates (i.e., invests at least 25% of its assets) investments in one or more industries in the Information Technology Sector. While the Fund’s exposure to the industries within the Information Technology Sector may vary over time, as of March 31, 2026, the Fund’s holdings were concentrated within the Software Industry. For purposes of this policy, each sector and industry is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and S&P Dow Jones Indices.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”

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●	Artificial Intelligence, Machine Learning and Deep Learning Investment Risk. Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of artificial intelligence, machine learning and other deep learning technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, the Fund’s holdings may include equity securities of operating companies that focus on or have exposure to a wide variety of activities in addition to their AI, machine learning and deep learning activities, and the economic fortunes of such companies may be tied to such other activities. Currently, there are few public companies for which artificial intelligence, machine learning and deep learning technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests. Companies that do have a focus on such technologies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. These companies also tend to engage in significant amounts of spending on research and development, and there is no guarantee that these products or services will be successful. The securities of such companies, especially smaller, start-up companies, are also typically more volatile than those of companies that do not rely heavily on technology.

●	Concentration Risk. The Fund concentrates its investments in one or more industries within the Information Technology Sector and, as of March 31, 2026, the Fund’s investments were concentrated in the Software Industry.

○	Software Industry Risk. Computer software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.

Many computer software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

●	Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

●	Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than other funds that remain fully invested.

●	Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.

○	Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

●	Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the Information Technology Sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

●	IPO Risk. The Fund may at times have the opportunity to invest in IPO shares. The market value of IPO shares can have significant volatility due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs and the Fund may lose money on an investment in such securities.

●	Management Risk. Your investment in the Fund varies with the success and failure of the Fund management team’s investment strategies and the Fund management team’s research, analysis, and determination of portfolio securities. If the Adviser’s and Sub-Adviser’s investment strategies, including their stop loss and goal setting process, do not produce the expected results, the value of the Fund would decrease.

●	Market Capitalization Risk.

○	Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

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●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	New Issuer Risk. The market value of shares of newly-public companies may fluctuate considerably due to limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in shares of new issuers involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

●	Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Performance

The Fund acquired all of the assets and liabilities of the TrueShares Technology, AI & Deep Learning ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on June 13, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the one year, five year and since inception periods compare with those of a broad-based securities market index intended to represent the overall domestic and international equity market. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.True-Shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 29.82% for the quarter ended June 30, 2025, and the lowest quarterly return was -30.13% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Technology, AI & Deep Learning ETF	One Year	Five Years	Since Inception (2/28/2020)
Return Before Taxes	22.23%	0.04%	11.70%
Return After Taxes on Distributions	22.23%	0.03%	11.69%
Return After Taxes on Distributions and Sale of Fund Shares	13.16%	0.03%	9.42%
NASDAQ Composite Total Return Index (reflects no deductions for fees, expenses, or taxes)	21.14%	13.35%	19.54%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Sub-Adviser:	Black Hill Capital Partners, LLC

Portfolio Manager:	Sangbum Kim, CEO of the Sub-Adviser, has been portfolio manager of the Fund since July 2020

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

8

FUND SUMMARY— POLEN DIVIDEND INCOME ETF

Investment Objective

Polen Dividend Income ETF (the “Fund”) seeks to provide capital appreciation with lower volatility and a higher dividend yield compared to the S&P 500 Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by purchasing 25-35 stocks of companies that pay dividends and expect to grow the dividends over time and are trading at attractive valuations at the time of the investment. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), and sub-adviser, Opal Capital LLC (the “Sub-Adviser”), will seek to invest in such companies that are established businesses with high cash flow, stable revenue streams, and more disciplined capital reinvestment programs which may, in turn, experience lower volatility relative to the overall equity market.

The Adviser and Sub-Adviser focus on companies whose stock is listed on a U.S. exchange with market capitalizations greater than $8 billion, but may include companies with market capitalizations of less than $8 billion if their dividend yields are above the market average. The Adviser and Sub-Adviser select companies for the Fund that, in the Sub-Adviser’s determination, provide the best combination of dividend yield with potential for dividend growth and are currently under-valued in the market. Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, is invested in dividend paying equity securities, including common stocks and American Depositary Receipts (“ADRs”).

The Sub-Adviser makes its initial identification of potential portfolio securities based on its assessment of a company’s ability and commitment to sustain and grow its dividends. The Sub-Adviser identifies such companies by utilizing a combination of quantitative and qualitative indicators of the company’s financial position, growth opportunities, historical payouts, and management commentary, as well as the competitive landscape.

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The Sub-Adviser then reviews the current market valuation of these companies which the Sub-Adviser believes are under-valued. The Sub-Adviser first identifies “high quality companies,” which are generally defined as companies with a sustainable competitive advantage, offering stable and growing free cash flows, and quality management teams that have the capital discipline to distribute dividends to shareholders. The Sub-Adviser then selects companies whose stock is trading at a valuation that it believes offers an opportunity to generate above average returns over time. The Sub-Adviser utilizes a variety of metrics (e.g., price compared to earnings ratio, market capitalization compared to book value, free cash flow yield, etc.) in the valuation process and seeks to identify companies that are attractively priced both in absolute terms and relative to their peers with a preference of companies with higher free cash flow.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”

●	Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, companies owned by the Fund that have historically paid a dividend may reduce or discontinue their dividends, thus reducing the yield of the Fund.

●	Value Investing Risk. Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s and Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.

●	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

●	Depositary Receipts Risk. Depositary receipts, including ADRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.

●	ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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○	Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Capitalization Risk.

○	Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Tax Risk. To qualify for the favorable tax treatment generally available to a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must satisfy, among other requirements described in the SAI, certain diversification requirements. Given the concentration of the Fund’s investments in a relatively small number of securities, it may not always be possible for the Fund to fully implement its investment strategy while satisfying these diversification requirements. The Fund’s efforts to pursue its investment strategy may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC for a tax year, and the relief provisions are not available, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

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Performance

The Fund acquired all of the assets and liabilities of The Opal Dividend Income ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on June 13, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the one year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.True-Shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 13.04% for the quarter ended December 31, 2022, and the lowest quarterly return was -6.91% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
Polen Dividend Income ETF	One Year	Since Inception (1/27/2021)
Return Before Taxes	16.63%	11.46%
Return After Taxes on Distributions	15.88%	10.56%
Return After Taxes on Distributions and Sale of Fund Shares	10.33%	8.92%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Sub-Adviser:	Opal Capital LLC

Portfolio Manager:	Austin Graff, CFA, Founder, Chief Executive Officer, and Chief Investment Officer for the Sub-Adviser, has been portfolio manager of the Fund since January 2021

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Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/ or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

13

FUND SUMMARY—TRUESHARES EAGLE GLOBAL RENEWABLE ENERGY INCOME ETF

Investment Objective

The TrueShares Eagle Global Renewable Energy Income ETF (the “Fund” or the “Energy Income ETF”) seeks long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that invests primarily in equity securities of domestic and foreign companies that primarily own or operate assets used in the development, generation, production, transmission, storage and sale of alternative and renewable energy such as solar power, wind power, biofuels, hydropower, nuclear or geothermal power (collectively, “Renewable Energy Infrastructure Companies”). The Renewable Energy Infrastructure Companies in which the Fund invest mays range from small- to large-capitalization companies. The Fund also invests in American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) of Renewable Energy Infrastructure Companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in Renewable Energy Infrastructure Companies.

Eagle Global Advisors, LLC (the “Sub-Adviser”), the Fund’s investment sub-adviser, selects investments for the Fund’s portfolio from a universe of Renewable Energy Infrastructure Companies by utilizing a fundamentally-driven investment process which includes the analysis of global macro-economic and geo-political factors, fundamental company analysis, internal valuation methods, and the projected rate of return from the investment given its expected level of risk.

The Sub-Adviser may sell a security when it no longer meets the criteria for inclusion in the Fund’s investment universe, when the security has not met or exceeded its projected rate of return or when a more attractive investment becomes available.

The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single issuer or smaller number of issuers than diversified funds. The Fund concentrates (i.e., hold more than 25% of its total assets) in the securities of companies in the Utilities Industry Group within the Utilities Sector, as classified by the Global Industry Classification Standard.

Under normal market conditions, the Fund invests at least 40% of its assets in the securities of issuers that are tied economically to a number of countries throughout the world.

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As of March 31, 2026, the Fund had significant investment exposure to Renewable Energy Infrastructure Companies, the securities of which are issued and listed in Europe.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”

●	Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

●	Associated Risk of Investing in Renewable Energy Infrastructure Companies. Renewable Energy Infrastructure Companies’ future growth may be dependent upon government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy, accelerated cost-recovery systems of depreciation and tax credits.

The electricity produced and revenues generated by a renewable energy generation facility, including solar electric or wind energy, is highly dependent upon suitable weather conditions. These assets may not be able to operate in extreme weather conditions, such as during a severe freeze. Furthermore, components used in the generation of renewable energy could be damaged by severe weather, such as hailstorms or tornadoes. In addition, replacement and spare parts for key components may be difficult or costly to acquire or may be unavailable. Unfavorable weather and atmospheric conditions could impair the effectiveness of assets or reduce their output beneath their rated capacity or require shutdown of key equipment, impeding operation of renewable assets. Actual climatic conditions at a facility site, particularly wind conditions, may not conform to the historical findings and, therefore, renewable energy facilities may not meet anticipated production levels or the rated capacity of the generation assets.

A portion of revenues from investments in renewable infrastructure assets will be tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (e.g., natural gas) that is used to generate electricity; the cost and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. Owners of renewable infrastructure assets may attempt to secure fixed prices for their power production through the use of financial hedges; but may not be able to deliver power to collect such fixed price, rendering those hedges ineffective or creating economic losses for renewable infrastructure assets. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, operations and/or cash flow of the Renewable Energy Infrastructure Companies in which the Fund invests.

●	Concentration Risk. The Fund intends to concentrate its investments in the Utilities Industry Group within the Utilities Sector.

○	Utilities Industry Group Risk. As a result of the Fund’s concentration in the Utilities Industry Group, the Fund will be more susceptible to the risks associated with that industry group than a fund that does not concentrate its investments. The Utilities Industry Group includes utility companies such as electric, gas and water utilities. It also includes independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting companies in the Utilities Industry Group. The prices of the securities of companies operating in the Utilities Industry Group are closely tied to government regulation and market competition and may be affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes, among other factors.

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●	Currency Exchange Rate Risk. The Fund may invest in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

●	Depositary Receipts Risk. ADRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the social, political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR.

●	Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.

○	Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Geographic Investment Risk. To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political, social and economic conditions, currency developments or restrictions, and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

○	Europe-Specific Risk. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.

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The United Kingdom (“UK”) formally withdrew from the EU on January 31, 2020 (commonly referred to as “Brexit”) and entered an 11-month transition period, which concluded on December 31, 2020, with the UK leaving the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Certain aspects of Brexit have had an adverse impact on the region, leading to increased inflation, labor shortages and business closures, among others. There is still considerable uncertainty relating to the potential consequences associated with the UK’s exit and whether its exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the Fund’s investments. In addition, the UK has been a target of terrorism in the past. Acts of terrorism in Europe or the UK or against such countries’ interests abroad may cause uncertainty in the European or UK financial markets and adversely affect the performance of the issuers to which the Fund has exposure.

●	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement investment strategies for the Fund. In particular, the Adviser’s and Sub-Adviser’s evaluations and assumptions regarding global energy needs, the development of non-carbon-based energy technologies, the effectiveness and marketability of “clean energy” technologies, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

●	Market Capitalization Risk.

○	Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

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Performance

The Fund acquired all of the assets and liabilities of the TrueShares Eagle Global Renewable Energy Income ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on June 13, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the one year and since inception periods compare with those of the MSCI World Net USD Index, a broad measure of market performance, and the S&P Global Infrastructure Total Return Index, a supplemental index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.True-Shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 14.49% for the quarter ended September 30, 2024 and the lowest quarterly return was -16.66% for the quarter ended December 31, 2024.

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Average Annual Total Returns (for the Periods Ended December 31, 2025)
TrueShares Eagle Global Renewable Energy Income ETF	One Year	Since Inception (12/8/2022)
Return Before Taxes	36.19%	5.95%
Return After Taxes on Distributions	35.99%	5.99%
Return After Taxes on Distributions and Sale of Fund Shares	22.24%	5.09%
MSCI World Net USD Index (reflects no deduction for fees, expenses, or taxes)	21.09%	19.71%
S&P Global Infrastructure Total Return Index (reflects no deductions for fees, expenses, or taxes)	22.58%	13.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Sub-Adviser:	Eagle Global Advisors, LLC

Portfolio Manager:	Michael Cerasoli, CFA, Portfolio Manager for the Sub-Adviser, Alex Meier, Portfolio Manager for the Sub-Adviser, and Steven S. Russo, Senior Partner for the Sub-Adviser, have been portfolio managers of the Fund since its inception in December 2022

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Information About Each Fund’s Investment Objective.

Investment Objectives

Each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Trust without shareholder approval upon written notice to shareholders.

Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of each Fund’s principal investment strategies in each section titled “Fund Summary—Principal Investment Strategies” above.

In accordance with Rule 35d-1 under the 1940 Act, the AI ETF has adopted a non-fundamental investment policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in the common stock of technology, artificial intelligence and deep learning companies. The AI ETF generally considers a company to be a technology, artificial intelligence and/or deep learning company if it derives 50% or more of its revenue or profits from the development, advancement and/or use of technology, including artificial intelligence- and/or deep learning-related technologies, or if it has committed 50% or more of its research and development-dedicated capital to the development, advancement and/or use of technology, each measured at the time of investment.

Similarly, the Dividend Income ETF has adopted a non-fundamental investment policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend paying equity securities, including common stocks and ADRs.

In addition, the Energy Income ETF has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in Renewable Energy Infrastructure Companies. The Energy Income ETF generally considers a company to be in Renewable Energy Infrastructure if it primarily owns or operates assets used in the development, generation, production, transmission, storage and sale of alternative and renewable energy such as solar power, wind power, biofuels, hydropower, nuclear or geothermal power.

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The foregoing non-fundamental policies may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Temporary Defensive Positions

For temporary defensive purposes during adverse market, economic, political or other conditions, the Funds may invest in cash or cash equivalents or short-term instruments such as commercial paper, money market mutual funds, or short-term U.S. government securities. Taking a temporary defensive position may result in a Fund not achieving its investment objective.

Principal Investment Risks

An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about each Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in a Fund. Each risk applies to each Fund unless otherwise specified. Each risk summarized below is considered a “principal risk” of investing in the applicable Fund, regardless of the order in which it appears.

●	Artificial Intelligence and Machine Learning Risk (AI ETF only). Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of artificial intelligence, machine learning and other deep learning technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, the Fund’s holdings may include equity securities of operating companies that focus on or have exposure to a wide variety of industries, and the economic fortunes of certain companies held by the Fund may not be significantly tied to such technologies. Currently, there are few public companies for which artificial intelligence, machine learning and deep learning technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests. Companies that do have a focus on such technologies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. These companies also tend to engage in significant amounts of spending on research and development, and there is no guarantee that these products or services will be successful. The securities of such companies, especially smaller, start-up companies, are also typically more volatile than those of companies that do not rely heavily on technology.

●	Associated Risks with Investing in Renewable Energy Infrastructure Companies (Energy Income ETF only). Renewable Energy Infrastructure Companies’ future growth may be dependent upon government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy, accelerated cost-recovery systems of depreciation and tax credits.

The electricity produced and revenues generated by a renewable energy generation facility, including solar electric or wind energy, is highly dependent upon suitable weather conditions. These assets may not be able to operate in extreme weather conditions, such as during a severe freeze. Furthermore, components used in the generation of renewable energy could be damaged by severe weather, such as hailstorms or tornadoes. In addition, replacement and spare parts for key components may be difficult or costly to acquire or may be unavailable. Unfavorable weather and atmospheric conditions could impair the effectiveness of assets or reduce their output beneath their rated capacity or require shutdown of key equipment, impeding operation of renewable assets. Actual climatic conditions at a facility site, particularly wind conditions, may not conform to the historical findings and, therefore, renewable energy facilities may not meet anticipated production levels or the rated capacity of the generation assets.

A portion of revenues from investments in renewable infrastructure assets will be tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electricity; the cost and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. Owners of renewable infrastructure assets may attempt to secure fixed prices for their power production through the use of financial hedges; but may not be able to deliver power to collect such fixed price, rendering those hedges ineffective or creating economic losses for renewable infrastructure assets. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which the Fund invests.

○	Decreases in Government Budgets, Subsidies, Allowed Rate of Return or Regulations Risk. Poor economic conditions could have an effect on government budgets and threaten the continuation of government subsidies such as regulated revenues, cash grants, U.S. federal income tax benefits or state renewables portfolio standards that benefit Renewable Energy Infrastructure Companies. Such conditions may also lead to adverse changes in laws or, if applicable, the rate of return allowed by a government for renewable infrastructure assets. A number of states and municipal authorities are experiencing fiscal pressures as they seek to address budget deficits. The reduction or elimination of renewable generation targets, tariffs or subsidies or adverse changes in law could have a material adverse effect on the profitability of some existing projects, and the lack of availability of projects undertaken in reliance on the continuation of such subsidies could adversely affect the growth plan of Renewable Energy Infrastructure Companies.

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Development of new renewable energy sources and the overall growth of the renewable energy industry has recently been supported by state or provincial, national, supranational and international policies. Some of the companies in which the Fund may invest benefit from such incentives. The attractiveness of renewable energy to purchasers of renewable assets, as well as the economic return available to project sponsors, is often enhanced by such incentives. There is a risk that regulations that provide incentives for renewable energy could change or expire in a manner that adversely impacts the market for Renewable Energy Infrastructure Companies generally. Any such changes may impact the competitiveness of renewable energy generally and the economic value of new projects undertaken by Renewable Energy Infrastructure Companies.

Renewable Energy Infrastructure Companies rely in part on environmental and other regulations of industrial and local government activities, including regulations granting subsidies or mandating reductions in carbon or other greenhouse gas emissions and minimum biofuel content in fuel or use of energy from renewable sources. If the businesses to which such regulations relate were deregulated or if such subsidies or regulations were changed or weakened, the profitability of Renewable Energy Infrastructure Companies could suffer.

The production from renewable infrastructure assets is often the subject of various tax relief measures or tax incentives. These assets currently are largely contingent on public policy mechanisms including, among others, investment tax credits (ITCs), cash grants, loan guarantees, accelerated depreciation, carbon trading plans, environmental tax credits and research and development incentives, all of which play an important role in the profitability of renewable energy projects. In the future, it is possible that some or all of these will be suspended, curtailed, not renewed or revoked. These mechanisms have been implemented at the U.S. federal and state levels and in other jurisdictions where our assets are located to support the development of renewable power generation and other clean infrastructure technologies. The availability and continuation of public policy support mechanisms will drive a significant part of the economics and viability of clean energy investments.

○	Hydrology, Solar and Wind Changes Risk. The revenues and cash flows generated by renewable infrastructure assets are often correlated to the amount of electricity generated, which for some assets is dependent upon available water flows, solar conditions, wind conditions and weather conditions generally. Hydrology, solar, wind and weather conditions have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors. A natural disaster could also impact water flows within the watersheds in which Renewable Energy Infrastructure Companies may operate. Wind energy is highly dependent upon weather conditions and, in particular, on wind conditions.

The profitability of a wind farm depends not only on observed wind conditions at the site, which are inherently variable, but also on whether observed wind conditions are consistent with assumptions made during the project development phase.

○	Operational Disruption Risk. Operational disruptions of Renewable Energy Infrastructure Companies or the third parties on which they depend may be caused by technical breakdowns at power generation assets, including transmission assets, power stations, distribution grids, power storage facilities, aged or defective facility components, insufficient maintenance, failed repairs, power outages, adverse weather conditions, natural disasters, labor disputes, ill-intentioned acts or other accidents or incidents. These disruptions could result in shutdowns, delays or long term decommissioning in production or distribution of energy. This may materially and adversely affect operations or financial conditions and cause harm to the reputation of Renewable Energy Infrastructure Companies in which the Fund may invest.

○	Construction Risk. Renewable Energy Infrastructure Companies may invest in projects that are subject to construction risk and construction delays. The ability of these projects to generate revenues will often depend upon their successful completion of the construction and operation of generating assets.

Capital equipment for renewable energy projects needs to be manufactured, shipped to project sites, installed and tested on a timely basis. Developers of renewable energy facilities depend on a limited number of suppliers of solar panels, inverters, module turbines, towers and other system components and turbines and other equipment associated with wind and solar power plants. Any shortage, delay or component price change from these suppliers could result in construction or installation delays. There have been periods of industry-wide shortage of key components, including solar panels and wind turbines, in times of rapid industry growth. The manufacturing infrastructure for some of these components has a long lead time, requires significant capital investment and relies on the continued availability of key materials, potentially resulting in an inability to meet demand for these components. Construction may be delayed as a result of inclement weather, labor disruptions, technical complications or other reasons, and material cost over-runs may be incurred, which may result in such projects being unable to earn positive income, which could negatively impact the value of Renewable Energy Infrastructure Companies.

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○	Renewable Infrastructure Technology Risk. Technology related to the production of renewable power and conventional power generation is continually advancing, resulting in a gradual decline in the cost of producing electricity. Renewable Energy Infrastructure Companies may invest in and use newly developed, less proven, technologies in their development projects or in maintaining or enhancing their existing assets. There is no guarantee that such new technologies will perform as anticipated. The failure of a new technology to perform as anticipated may materially and adversely affect the profitability of a particular development project.

○	Increasing Competition/Market Change Risks. A significant portion of the electric power generation and transmission capacity sold by renewable infrastructure assets is sold under long-term agreements with public utilities, industrial or commercial end-users or governmental entities. These agreements generally allow the owner of the renewable infrastructure asset to sell power at an agreed upon fixed price over the course of the contract. If, for any reason, any of the purchasers of power or transmission capacity under these agreements are unable or unwilling to fulfill their related contractual obligations or if they refuse to accept delivery of power delivered thereunder or if they otherwise terminate such agreements prior to the expiration thereof, the assets, liabilities, business, financial condition, results of operations and cash flow of Renewable Energy Infrastructure Companies could be materially and adversely affected. Furthermore, to the extent any renewable infrastructure assets’ power or transmission capacity purchasers are controlled by governmental entities, their facilities may be subject to sovereign risk or legislative or other political action that may impair their contractual performance. The power generation industry is characterized by intense competition and electric generation assets encounter competition from utilities, industrial companies and other independent power producers, which may impact the ability of Renewable Energy Infrastructure Companies to replace an expiring or terminated agreement with an agreement on equivalent terms and conditions, including at prices that permit operation of the related facility on a profitable basis. If Renewable Energy Infrastructure Companies are unable to replace an expiring or terminated agreement to sell electricity at an acceptable price, the affected facility may temporarily or permanently cease operations.

○	Changes in Tariffs Risk. The revenue that renewable infrastructure assets generate from contracted concessions is often dependent upon regulated tariffs or other long-term fixed rate arrangements. Under such concession agreements, a tariff structure is established, and Renewable Energy Infrastructure Companies have limited or no possibility to independently raise tariffs beyond the established rates and indexation or adjustment mechanisms. Similarly, under a long-term power purchase agreement, Renewable Energy Infrastructure Companies may be required to deliver power at a fixed rate for the contract period, with limited escalation rights. In addition, Renewable Energy Infrastructure Companies may be unable to adjust tariffs or rates as a result of fluctuations in prices of raw materials, exchange rates, labor and subcontractor costs during the operating phase of these projects. Moreover, in some cases, if renewable infrastructure assets fail to comply with certain pre-established conditions, the government or customer, as applicable, may reduce the tariffs or rates payable. In addition, during the life of a concession, the relevant government authority may unilaterally impose additional restrictions on tariff rates, subject to the regulatory frameworks applicable in each jurisdiction.

○	Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase in legal expenses incurred by the Fund.

●	Cash and Cash Equivalents Risk (AI ETF only). Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

●	Concentration Risk (AI ETF and Energy Income ETF only). Each Fund may, at various times, concentrate in the securities of a particular industry, group of industries, or sector. To the extent a Fund’s investments are so concentrated, the Fund may be adversely affected by political, regulatory, and market conditions affecting the particular industry, group of industries, or sector.

○	Software Industry Risk (AI ETF only). Computer software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.

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Many computer software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

○	Utilities Industry Group Risk (Energy Income ETF only). As a result of the Fund’s concentration in the Utilities Industry Group, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting companies in such industry group. The prices of the securities of companies in the Utilities Industry Group may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. The prices of the securities of Utilities Industry Group may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

●	Currency Exchange Rate Risk (Energy Income ETF only). Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of the Fund’s investments and the value of your Shares. Because the Fund’s NAV is determined based on U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.

●	Depositary Receipts Risk (Dividend Income ETF and Energy Income ETF only). ADRs, GDRs, and IDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. Depositary receipts are also subject to the risks of investing in foreign securities.

●	Dividend Paying Security Risk (Dividend Income ETF only). Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, companies owned by the Fund that have historically paid a dividend may reduce or discontinue their dividends, thus reducing the yield of the Fund.

●	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

●	ETF Risks. Each Fund is an ETF and, as a result of its structure, is exposed to the following risks:

○	APs, Market Makers, and Liquidity Providers Concentration Risk. Each Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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○	Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because securities held by a Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, each Fund is likely to experience premiums and discounts greater than those of domestic ETFs.

○	Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

●	Foreign Securities Risk (AI ETF and Energy Income ETF only). Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

●	Geographic Investment Risk (Energy Income ETF only). To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

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○	Europe-Specific Risk. The economies of Europe are highly dependent upon each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. European countries that are part of the Economic and Monetary Union of the EU are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels, and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners.

The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy, and Portugal. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. For example, Greece has been required to impose harsh austerity measures on its population to receive financial aid from the International Monetary Fund and EU member countries. These austerity measures have also led to social uprisings within Greece, as citizens have protested – at times violently – the actions of their government. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the EU, and/or withdraw from the EU alongside the UK, as discussed below. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

The United Kingdom (“UK”) formally withdrew from the EU on January 31, 2020 (commonly referred to as “Brexit”) and entered an 11-month transition period, which concluded on December 31, 2020, with the UK leaving the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Certain aspects of Brexit have had an adverse impact on the region, leading to increased inflation, labor shortages and business closures, among others. There is still considerable uncertainty relating to the potential consequences associated with the UK’s exit and whether its exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the Fund’s investments. In addition, the UK has been a target of terrorism in the past. Acts of terrorism in Europe or the UK or against such countries’ interests abroad may cause uncertainty in the European or UK financial markets and adversely affect the performance of the issuers to which the Fund has exposure.

●	Growth Investing Risk (AI ETF only). Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

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●	Information Technology Sector Risk (AI ETF only). Information Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the Information Technology Sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for information technology companies in foreign markets. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the Information Technology Sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the Information Technology Sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The Information Technology Sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the Information Technology Sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

●	IPO Risk (AI ETF Only). The Fund may invest in companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors, and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

●	Management Risk. The skill of the Adviser and Sub-Adviser will play a significant role in the respective Fund’s ability to achieve its investment objective. A Fund’s ability to achieve its investment objective depends on the ability of the Adviser and respective Sub-Adviser to correctly identify economic trends, especially with regard to accurately forecasting projected dividend and growth rates and inflationary and deflationary periods. In addition, a Fund’s ability to achieve its investment objective depends on the Adviser’s and respective Sub-Adviser’s ability to select stocks, particularly in volatile stock markets. The Adviser and respective Sub-Adviser could be incorrect in its analysis of industries, companies’ projected dividends and growth rates and the relative attractiveness of value stocks and other matters. In addition, the Adviser’s and respective Sub-Adviser’s stop loss and goal setting process may not perform as expected, which may negatively impact a Fund.

●	Market Capitalization Risk.

○	Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

○	Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

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●	Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s Shares. Each Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse conditions or other developments, such as interest rate fluctuations, and events directly involving specific issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Such events may cause the value of securities owned by a Fund to go up or down, sometimes rapidly or unpredictably. There also is a risk that policy and legislative changes by the U.S. Government and/or Federal Reserve, or certain foreign governments and central banks, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund. These events may lead to periods of volatility and increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Local, regional, or global events, such as war, acts of terrorism, natural disasters, public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Russia’s invasion of Ukraine, the Israel-Hamas conflict, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, strained healthcare systems, disruptions to supply chains, large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events, and widespread uncertainty regarding the long-term effects of such events. These or similar events could be prolonged and could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. Further, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

●	New Issuer Risk (AI ETF only). The market value of shares of newly-public companies may fluctuate considerably due to limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in shares of new issuers involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

●	Non-Diversification Risk (AI ETF and Energy Income ETF only). Because each Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Fund’s performance.

●	Tax Risk (Dividend Income ETF only). To qualify for the favorable tax treatment generally available to a RIC within the meaning of Subchapter M of the Code, the Fund must satisfy, among other requirements described in the SAI, certain diversification requirements. Given the concentration of the Fund’s investments in a relatively small number of securities, it may not always be possible for the Fund to fully implement its investment strategy while satisfying these diversification requirements. The Fund’s efforts to pursue its investment strategy may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC for a tax year, and the relief provisions are not available, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

●	Value Investing Risk (Dividend Income ETF only). Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s or Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.

PORTFOLIO HOLDINGS INFORMATION

Information about the Funds’ daily portfolio holdings is available at www.True-Shares.com. A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

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MANAGEMENT

Investment Adviser

TrueMark Investments, LLC serves as the investment adviser to each Fund. The Adviser is a SEC registered investment adviser with approximately $1.42 billion in assets under management as of February 28, 2026. The adviser oversees the day-to-day operations of the Funds, subject to the general supervision and oversight of the Board. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Funds to operate. Its principal office is located at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607. The Adviser is controlled by the TrueMark Group LLC which in turn is controlled by RiverNorth Strategic Holdings, LLC.

Pursuant to the Investment Advisory Agreement, each Fund pays the adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets as noted in the following chart:

Fund	Management Fee
TrueShares Technology, AI & Deep Learning ETF	0.68%
Polen Dividend Income ETF	0.65%
TrueShares Eagle Global Renewable Energy Income ETF	0.75%

Out of the unitary management fee, the adviser has agreed to pay all expenses of the Funds, except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes and related services, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by a Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses, and other non-routine or extraordinary expenses.

The Adviser continuously reviews, supervises, and administers each Fund’s investment program. In particular, the Adviser provides investment and operational oversight of each Sub-Adviser. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities.

A discussion of the basis for the Board’s approval of the Funds’ Advisory Agreement is available in the Funds’ semi-annual N-CSR filing for the period ended June 30, 2025.

Investment Sub-Advisers

Black Hill Capital Partners, LLC (AI ETF)

Black Hill Capital Partners, LLC, a Delaware limited liability company located at 505 Montgomery Street, San Francisco, California 94111, is responsible for the day-to-day management of the AI ETF, subject to the supervision of the Adviser and the Board. The Sub-Adviser is an SEC-registered investment adviser formed in 1999, the Sub-Adviser is majority owned by Sangbum Kim. Black Hill provides advisory services to ETFs, including the AI ETF.

Black Hill is responsible for security selection and trading the Fund’s portfolio investments, including selecting broker-dealers to execute purchase and sale transactions. For its services, the Sub-Adviser is entitled to a fee payable by the Adviser, which fee is 50% of the Adviser’s net profits (“Net Profits”). Net Profits are calculated as follows: the Adviser’s Fees received from the AI ETF during a fiscal period, less the cumulative direct expenses incurred or paid by the Adviser during that period in relation to the AI ETF, which expenses include, without limitation: interest charges on any borrowings, dividends and other expenses on securities sold short, taxes and related services, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by a Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses, and other non-routine or extraordinary expenses.

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Opal Capital LLC (Dividend Income ETF)

Opal Capital LLC, a Florida limited liability company located at 1900 Glades Road, Suite 500, Boca Raton, Florida 33431, co-manages the day-to-day investment of the Fund’s assets, subject to the supervision of the Adviser and the Board. The Sub-Adviser is an SEC-registered investment adviser formed in 2022. Opal is controlled by Austin Graff.

The Adviser is responsible for trading the Fund’s portfolio investments, including selecting broker-dealers to execute purchase and sale transactions, whereas Opal is responsible for security selection. For its services, Opal is entitled to receive a sub-advisory fee paid by the Adviser, not the Fund, at an annual rate of 0.55% of the Fund’s average daily net assets.

Eagle Global Advisors, LLC (Energy Income ETF)

Eagle Global Advisors, LLC (“Eagle”), a Texas limited liability company located at 1330 Post Oak Boulevard, Suite 3000, Houston, Texas 77056, is responsible for the day-to-day management of the Fund, subject to the supervision of the Adviser and the Board. Eagle is an SEC-registered investment adviser formed in 1996, Eagle is majority owned by Edward Allen and Steven Russo. Eagle provides advisory services to institutions, wealth advisers, family offices, high net worth individuals, and mutual funds.

The Adviser is responsible for trading the Fund’s portfolio investments, including selecting broker-dealers to execute purchase and sale transactions, whereas Eagle is responsible for security selection. For its services, Eagle is entitled to a fee, paid by the Adviser, equal to 50% of the Net Profits calculated monthly.

A discussion of the basis for the Board’s approval of each sub-advisory agreement is available in the Fund’s semi-annual Form N-CSR filing for the period ended June 30, 2025.

Manager of Managers Structure

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to a Fund. The Trust and the Adviser have received exemptive relief from the SEC (the “Order”), which permits the Adviser, subject to the approval of the Board of Trustees (“Board”), including the approval of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act (the “Independent Trustees”), to hire, replace, and/or modify any existing or future sub-advisory agreement with sub-advisers (the “Manager-of-Managers Structure”). The Adviser, subject to the oversight of the Board, has the ultimate responsibility for overseeing a Fund’s sub-advisers and recommending their hiring, termination and replacement. The Order also provides relief from certain disclosure obligations with regard to sub-advisory fees paid by the Adviser (not the Funds). The Order is subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The sole initial shareholder of the AI ETF and the Energy Income ETF have approved the applicable Fund’s operation under the Manager-of-Managers Structure as permitted by the Order.

The Manager-of-Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure does not permit management fees paid by a Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to a sub-adviser or material changes to sub-advisory agreements within 90 days of the change.

Portfolio Managers

The individuals identified below are responsible for day-to-day management of a Fund’s portfolio, as indicated in the below table.

Fund	Portfolio Manager(s)
TrueShares Technology, AI & Deep Learning ETF	Sangbum Kim
Polen Dividend Income ETF	Austin Graff
TrueShares Eagle Global Renewable Energy Income ETF	Michael Cerasoli, Alex Meier and Steven S. Russo

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Sangbum (Sam) Kim, Portfolio Manager and Managing Member, has been in the investment management industry for over 25 years, specializing in investment, research and analysis of secular growth companies, largely in technology related sectors. Prior to founding BH Capital Partners in 2002, Sam was a Senior Analyst at Amerindo Investment Advisors, a top-tier Wall Street investment management company that focused on investing in long term secular growth companies in the science and technology sectors. During his tenure at Amerindo, in addition to covering newly public companies, Sam was also active in analyzing and investing in late stage private companies. Prior to his financial career, Sam acquired first-hand knowledge in designing large scale, real-time software and communication systems as a Systems Analyst/Consultant at Teledyne Browne Engineering and a Software Systems Engineer at Raytheon Corporation. He received a BS in Bio-Medical Engineering; a MS in Computer Engineering from Boston University; and a MS in Management from the Sloan School of Management at MIT.

Austin Graff serves as Chief Executive Officer and Chief Investment Officer for Opal Capital and Chief Investment Officer for 49 Financial. He is also the Portfolio Manager for Opal Dividend Income Fund (DIVZ), a publicly traded US Dividend ETF and the Opal International Dividend Income Fund (IDVZ), a publicly traded International Dividend ETF. Before founding Opal, Mr. Graff was a senior vice president and portfolio manager at PIMCO where he co-managed a suite of global dividend strategies. He was previously a vice president in investment banking at Goldman Sachs where he advised infrastructure, industrial, and financial institution clients on strategic transactions and restructurings totaling more than $40bn. Before this he was a financial analyst at the Indiana Finance Authority where he worked on multiple transformational projects, helping to finance key initiatives for state and local governments. Mr. Graff has over 18 years of investment experience. He holds an MBA from the Krannert School of Management at Purdue University and a bachelor’s degree from Purdue University. He earned his Chartered Financial Analyst (CFA) designation in 2012.

Michael Cerasoli is a Portfolio Manager, Energy Infrastructure Strategies, for Eagle Global. He leads the Renewables effort at the Eagle Global, including the development of active and passive strategies, and portfolio management. Mr. Cerasoli also serves as Co-Head of the Eagle Energy Infrastructure team and Co-Chair of the Energy Infrastructure Investment Committee. He shares Portfolio Manager responsibilities for the firm’s Energy Infrastructure strategies. Prior to joining Eagle Global in May 2014, Mr. Cerasoli was employed by Goldman, Sachs & Co. for ten years, where he covered MLPs for seven years and small/mid cap Oil Services for three years. He was recognized as an “Up-and-Comer” by Institutional Investor Magazine in 2009. Prior to his tenure at Goldman, Mr. Cerasoli worked for three years as a sell-side equity trader at various Wall Street firms. He earned bachelor’s degrees in economics and history from Union College, and an MBA from the Hagan School of Business at Iona College. Mr. Cerasoli holds the Chartered Financial Analyst designation.

Alex Meier is a Portfolio Manager, Energy Infrastructure Strategies, for Eagle Global. He serves as Co-Head of the Eagle Energy Infrastructure Team and Co-Chair of the Energy Infrastructure Investment Committee. Mr. Meier shares Portfolio Manager responsibilities for the firm’s Energy Infrastructure strategies. Prior to joining Eagle Global in 2013, he was employed by Waterfront Capital Partners as a Portfolio Manager focusing on Exploration & Production, Midstream & Utilities. Prior to his tenure at Waterfront, Mr. Meier was a Managing Director at Zimmer Lucas Capital, focused on E&P, MLP and utility securities. Other past work experience includes corporate development and financial planning at UniSource Energy and investment banking at Lehman Brothers. Mr. Meier earned a bachelor’s degree in economics from the University of Chicago.

Steven S. Russo is a co-founder and Senior Partner for Eagle Global. He serves as a Portfolio Manager and Director of Client Service and is a member of the investment committees for the firm’s strategies. Mr. Russo is also a Relationship Manager for a variety of institutional and high net worth clients. Prior to founding Eagle Global, he was employed by Eagle Management & Trust Company and Criterion Investment Management Company. Mr. Russo earned a bachelor’s degree in finance from the University of Texas and an MBA from Rice University. He also serves as a Board Member of the M.A. Wright Fund at Rice University.

The Funds’ SAI provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares of the Funds.

HOW TO BUY AND SELL SHARES

The Funds issue and redeem Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by each Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds and the adviser reserve the right to reject any purchase order at any time.

Determination of NAV

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. Each NAV for a Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If the foregoing information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

Fair Value Pricing

The adviser has been designated by the Board as the valuation designee for each Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the adviser has adopted procedures and methodologies (which have been approved by the Board) to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de- listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

Generally, when fair valuing a security held by a Fund, the adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith by the adviser and in accordance with the adviser’s fair value methodologies. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that adviser’s fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the adviser may not be able to obtain the fair value assigned to the security upon the sale of such security.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker- dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The AI ETF intends to pay out dividends annually, if any, and distribute any net realized capital gains to its respective shareholders at least annually. The Dividend Income ETF intends to pay out dividends monthly, if any, and distribute any net realized capital gains to its shareholders at least annually. The Energy Income ETF intends to pay out dividends quarterly, if any, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in the Funds may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

Each Fund has elected and intends to qualify each year for treatment as a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Funds make distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

The AI ETF intends to pay out dividends annually, if any, and distribute any net realized capital gains to shareholders at least annually. The Dividend Income ETF intends to pay out dividends monthly, if any, and distribute any net realized capital gains to their shareholders at least annually. The Energy Income ETF intends to pay out dividends quarterly, if any, and distribute any net realized capital gains to its shareholders at least annually. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long- term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non- corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Funds as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Funds received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Funds.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

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You should note that if you purchase Shares after the Fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and you may pay full price for the Shares and later receive a portion of the purchase price back as a taxable distribution. In such case, you will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of the purchase price. This is known as “buying a dividend.”

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Funds will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The Funds (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Fund Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

The cost basis of Shares of the Funds acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

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Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Funds may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Funds to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Funds may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Net Investment Income Tax

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Paralel Distributors LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Funds trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available on the Funds’ website at True-shares.com.

OTHER INFORMATION AND ADDITIONAL NOTICES

Certain Conditions on Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Second Amended and Restated Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of a Fund) are subject to various conditions including that: (i) the Trustees must have a reasonable amount of time to assess the complaining shareholders’ request for action, (ii) at least 10% of shareholders of the Fund must participate in the action (except with respect to claims arising under federal securities laws), and (iii) complaining shareholders must undertake to pay the expenses of advisers that the Trustees engage in consideration of whether to bring an action in the event the Trustees determine not to bring an action (except with respect to claims arising under federal securities laws).

In addition, shareholders wishing to pursue a derivative action (except with respect to claims arising under federal securities law) must bring the complaint in the courts of the Court of Chancery of the State of Delaware, or if such court does not have subject matter jurisdiction, any other court with appropriate subject matter jurisdiction in the State of Delaware. For non-federal securities laws claims, this requirement may be inconvenient for some shareholders and may cause such claims to be made in a less favorable forum than otherwise may have been made.

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Additional Notices

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Neither the adviser nor the Funds make any representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information through December 31, 2025 has been audited by Cohen & Company, Ltd. the independent registered public accounting firm of the Funds, whose report, along with the financial statements, are included in the Funds’ most recent Form N-CSR filing, dated December 31, 2025, which is available upon request and free of charge by calling the Funds’ Distributor at 1.877.774.TRUE (8783).

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TrueShares Technology, AI & Deep Learning ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Year Ended December 31, 2021(a)
Net Asset Value - Beginning of Period	$38.98	$38.23	$22.88	$47.12		$47.61

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.24)	(0.17)	(0.08)	(0.19)		(0.31)
Net realized and unrealized gain/(loss) on investments	8.91	0.92 (c)	15.43 (c)	(24.05	)(c)	(0.12	)(c)
Total from Investment Operations	8.67	0.75	15.35	(24.24)		(0.43)

DISTRIBUTIONS:
Net realized gains	–	–	–	–		(0.06)
Total Distributions	–	–	–	–		(0.06)

Net Increase/(Decrease) in net asset value	8.67	0.75	15.35	(24.24)		(0.49)
Net Asset Value - End of Period	$47.65	$38.98	$38.23	$22.88		$47.12
TOTAL RETURN(d)	22.23%	1.98%	67.08%	(51.44%)		(0.90%)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$33,357	$33,917	$37,846	$14,300		$37,694
Ratio of net operating expenses to average net assets	0.68%	0.68%	0.68%	0.68%		0.68%
Ratio of net investment loss to average net assets	(0.56%)	(0.43%)	(0.29%)	(0.60%)		(0.67%)
Portfolio turnover rate(e)(f)	16%	28%	18%	25%		14%

(a)	The Fund acquired all of the assets and liabilities of TrueShares Technology, AI & Deep Learning ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on June 13, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on June 13, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.
(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.
(f)	Excludes the impact of in-kind transactions.

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Polen Dividend Income ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)		For the Year Ended December 31, 2022(a)	For the Period January 27, 2021 (Commencement of Operations) through December 31, 2021(a)
Net Asset Value - Beginning of Period	$32.01	$27.77	$28.99		$28.89	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.04	0.90	0.94		0.99	0.81
Net realized and unrealized gain/(loss) on investments	4.23	4.18 (c)	(1.18	)(c)	0.04 (c)	4.19	(c)
Total from Investment Operations	5.27	5.08	(0.24)		1.03	5.00

DISTRIBUTIONS:
From net investment income	(0.95)	(0.84)	(0.98)		(0.93)	(0.69)
Net realized gains	–	–	–		–	(0.42)
Total Distributions	(0.95)	(0.84)	(0.98)		(0.93)	(1.11)

Net Increase/(Decrease) in net asset value	4.32	4.24	(1.22)		0.10	3.89
Net Asset Value - End of Period	$36.33	$32.01	$27.77		$28.99	$28.89
TOTAL RETURN(d)	16.63%	18.39%	(0.73%)		3.65%	20.10%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$212,514	$134,105	$61,640		$78,271	$46,225
Ratio of net operating expenses to average net assets	0.65%	0.65%	0.65%		0.65%	0.65	%(e)
Ratio of net investment income to average net assets	2.99%	2.90%	3.39%		3.42%	3.08	%(e)
Portfolio turnover rate(f)(g)	52%	80%	81%		41%	55%

(a)	The Fund acquired all of the assets and liabilities of Polen Dividend Income ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on June 13, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on June 13, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.
(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
(g)	Excludes the impact of in-kind transactions.

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TrueShares Eagle Global Renewable Energy Income ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)		For the Year Ended December 31, 2023(a)		For the Period December 8, 2022 (Commencement of Operations) through December 31, 2022(a)
Net Asset Value - Beginning of Period	$20.69	$22.80		$24.55		$24.76

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.45	0.49		0.62		–
Net realized and unrealized gain/(loss) on investments	6.96	(2.11	)(c)	(1.78	)(c)	(0.21	)(c)
Total from Investment Operations	7.41	(1.62)		(1.16)		(0.21)

DISTRIBUTIONS:
From net investment income	(0.50)	(0.49)		(0.59)		–
From tax return of capital	(0.08)	–		–		–
Total Distributions	(0.58)	(0.49)		(0.59)		–

Net Increase/(Decrease) in net asset value	6.83	(2.11)		(1.75)		(0.21)
Net Asset Value - End of Period	$27.52	$20.69		$22.80		$24.55
TOTAL RETURN(d)	36.19%	(7.30	%)(e)	(4.65%)		(0.83%)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$2,752	$2,276		$2,508		$2,455
Ratio of net operating expenses to average net assets	0.75%	0.75%		0.75%		0.75	%(f)
Ratio of net investment income/(loss) to average net assets	1.88%	2.19%		2.66%		(0.22	%)(f)
Portfolio turnover rate(g)(h)	76%	43%		52%		2%

(a)	The Fund acquired all of the assets and liabilities of TrueShares Eagle Global Renewable Energy Income ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on June 13, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on June 13, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.
(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.
(e)	Before payment from the Adviser for the loss resulting from a trade error, the total return for the period would have been 1.67%.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.
(h)	Excludes the impact of in-kind transactions.

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PRIVACY NOTICE

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Trustees of the Elevation Series Trust (the “Trust”) has established the following policy regarding information about the Trust’s shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement

The Trust may collect nonpublic information (e.g., your name, address, e-mail address, Social Security Number, Trust holdings (collectively, “Personal Information”)) about shareholders from transactions in Trust shares. The Trust will not release Personal Information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Trust (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Trust have not and will not in the future give or sell Personal Information about their current or former shareholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

The Trust may make certain electronic services available to their shareholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Trust may also contact shareholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic shareholder communications or to update your Personal Information. In no event will the Trust transmit your Personal Information via email without your consent.

Use of Personal Information

The Trust will only use Personal Information (i) as necessary to service or maintain shareholder accounts in the ordinary course of business and (ii) to support business functions of the Trust and their affiliated businesses. This means that the Trust may share certain Personal Information, only as per mitted by law, with affiliated businesses of the Trust, and that such information may be used for non- Trust-related solicitation. When Personal Information is shared with the Trust’s business affiliates, the Trust may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information

Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

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Adviser	TrueMark Investments, LLC 433 W. Van Buren, Suite 1100-D Chicago, Illinois 60607	Sub-Advisers

Opal Capital LLC
5200 Town Center Circle, Suite 305,

Boca Raton, Florida 33486

Black Hill Capital Partners, LLC

505 Montgomery Street

San Francisco, California 94111

Eagle Global Advisors, LLC

1330 Post Oak Boulevard, Suite 3000

Houston, Texas 77056

Custodian, Transfer Agent	State Street One Lincoln Street, Boston, Massachusetts 02111	Distributor	Paralel Distributors LLC 1700 Broadway, Suite 2100 Denver, Colorado 80290
Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, Ohio 43215	Fund Accountant and Administrator	Paralel Technologies LLC 1700 Broadway, Suite 2100 Denver, Colorado 80290
		Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 8101 East Prentice Ave., Suite 750 Greenwood Village, Colorado 80111

The Funds’ SAI provides additional details about the investments of the Funds and certain other additional information. A current SAI dated April 30, 2026 is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports and Form N-CSR: Additional information about each Fund’s investments is available in the applicable Fund’s annual and semi-annual reports to shareholders, including annual and semi-annual tailored shareholder reports, and in Form N-CSR. In the annual tailored shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance.

To make shareholder inquiries, for more detailed information on a Fund, or to request the SAI, annual or semi-annual shareholder reports, or Form N-CSR free of charge, please call the Distributor at 1.877.774.TRUE (8783). Free copies of a Fund’s shareholder reports, Prospectus, and the SAI are also available from the Funds’ website at True-shares.com.

Reports and other information about the Funds are also available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about a Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

SEC Investment Company Act File No. 811-23812

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Fund Name	Ticker	Exchange
TrueShares Technology, AI & Deep Learning ETF	(LRNZ)	NYSE Arca, Inc.
Polen Dividend Income ETF (f/k/a The Opal Dividend Income ETF)	(DIVZ)	NYSE Arca, Inc.
TrueShares Eagle Global Renewable Energy Income ETF	(RNWZ)	NYSE Arca, Inc.

each a series of Elevation Series Trust

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated April 30, 2026, as may be supplemented from time to time (“Prospectus”), of the TrueShares Technology, AI & Deep Learning ETF (the “AI ETF”), Polen Dividend Income ETF (the “Dividend Income ETF”) and TrueShares Eagle Global Renewable Energy Income ETF (the “Energy Income ETF”) (each a “Fund”, collectively the “Funds”), each a series of Elevation Series Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

A copy of the Prospectus may be obtained, without charge by calling 1.877.774.TRUE (8783), visiting True-shares.com, or writing to Paralel Distributors LLC, 1700 Broadway Suite 2100, Denver, Colorado 80290.

CONFIDENTIAL

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust is an open-end management investment company, currently consisting of multiple investment series. This SAI relates to each Fund. The Trust was organized as a Delaware statutory trust on March 7, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company, and the offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). TrueMark Investments, LLC (the “Adviser”) serves as investment adviser to the Funds, Black Hill Capital Partners, LLC (“Black Hill”) serves as sub-adviser to the TrueShares Technology, AI & Deep Learning ETF (the “AI ETF”), Opal Capital LLC (“Opal”) serves as sub-adviser to the Polen Dividend Income ETF (f/k/a the Opal Dividend Income ETF) (the “Dividend Income ETF”), and Eagle Global Advisors, LLC (“Eagle Global”) serves as sub-adviser to the TrueShares Eagle Global Renewable Energy Income ETF (the “Energy Income ETF”). Black Hill, Opal, and Eagle Global are each referred to individually herein as a “Sub-Adviser” and collectively as the “Sub-Advisers.”

Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offer and issue Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares of LRNZ, DIVZ and RNWZ are listed on NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Funds generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

The Funds acquired all of the assets and liabilities of TrueShares Technology, AI & Deep Learning ETF, The Opal Dividend Income ETF, and TrueShares Eagle Global Renewable Energy Income ETF, each a series of Listed Funds Trust (the “Predecessor Funds”), in a tax-free reorganization on June 13, 2025 (the “Reorganization”). Each of the Predecessor Funds had investment objectives, strategies and policies that were, in all material respects, the same as those of its corresponding Fund at the time of the Reorganization.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Diversification

The Dividend Income ETF is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in fewer issuers.

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Non-Diversification

The AI ETF and Energy Income ETF are classified as non-diversified investment companies under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its total assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. The securities of a particular issuer may constitute a greater portion of a Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in a Fund’s portfolio.

Although the AI ETF and Energy Income ETF are non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) within the meaning of Subchapter M of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their investment objectives. To qualify as a RIC under the Code, a Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.

General Risks

The value of the Funds’ portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Funds could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Funds will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Cyber Security Risk. Investment companies, such as the Funds, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds, the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such portfolio companies to lose value.

Recent Market Events. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events and the war between Russia and Ukraine. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of each Fund’s permitted investments and investment practices and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund’s investment objective and permitted by each Fund’s stated investment policies. Each of the permitted investments described below applies to the Funds unless otherwise noted.

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Borrowing. Although the Funds do not intend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. A Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Funds’ portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Business Development Companies. The Funds may invest in shares of business development companies (“BDCs”), subject to the limitations set forth in the 1940 Act. A BDC is a closed-end investment company that elects to register as a BDC and invests in small- and medium-sized companies as well as distressed companies to help these firms grow in the initial stages of their development. As with any investment by the Fund in another investment company, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC. Debt securities in which BDCs generally invest are unrated or below investment grade. Below investment grade debt securities are often referred to as “high yield” or “junk” bonds. Further, debt securities held by BDCs may be unsecured or secured with minimal, if any, collateral or cash flow coverage, making such asset-backed securities higher risk than typical asset-backed instruments. The revenues, income (or losses) and valuations of the companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. As a result, investments in BDCs may expose the Fund to greater risk and cause it to experience higher volatility than it otherwise would. In addition to being difficult to value, privately placed securities in which BDCs may invest may also be thinly traded or illiquid. BDCs that invest in such securities accordingly may have difficulty liquidating them, including to provide liquidity to shareholders such as the Fund.

The Fund’s performance will be affected by both the BDCs in which it invests and the performance of the BDCs’ portfolio companies. Little public information generally exists about the portfolio companies in which BDCs may invest. Accordingly, the fair values of such companies’ securities often are not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of the BDC’s portfolio companies’ securities, uncertainty surrounding the determination may adversely affect the determination of the BDC’s net asset value. This could cause the Fund’s investments in a BDC to be inaccurately valued, including overvalued. Investing in BDCs thus entails a risk that a fully informed evaluation of the BDC and its portfolio companies is not achievable.

BDCs often borrow funds to make investments. Such borrowings expose BDCs to the risks associated with interest rate fluctuations, which may have a material adverse impact on their ability to achieve their investment objectives and on their rate of return and performance. Such borrowings also expose the Fund to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the expected volatility and risk profile of the Fund. Leverage is generally considered a speculative investment technique. Certain BDCs may be incentivized by their management fee structure to engage in leverage, particularly where their management fees are paid on gross assets, including those acquired through the use of leverage. These management fee structures may dramatically increase the management fees paid by BDCs to their (usually external) managers, even though management fees generally paid by BDCs may already be higher than those charged by other registered investment companies.

Closed-End Funds. Typically, shares of a closed-end fund are bought and sold on an exchange. The risks of investing in a closed-end investment company typically reflect the risk of the types of securities in which the closed-end fund invests. Closed-end funds often leverage returns by issuing debt securities, auction rate preferred securities or reverse-repurchase agreements. The Fund may invest in debt securities issued by closed-end funds, subject to any quality or other standards applicable to the Fund’s investment in debt securities. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund’s shares quoted on an exchange may not reflect the net asset value of the securities held by the closed-end fund. The premium or discount that the share prices represent versus net asset value may change over time based on a variety of factors, including supply of and demand for the closed-end fund’s shares, that are outside the closed-end fund’s control or unrelated to the value of the underlying portfolio securities. If the Fund invests in the closed-end fund to gain exposure to the closed-end fund’s investments, the lack of correlation between the performance of the closed-end fund’s investments and the closed-end fund’s share price may compromise or eliminate any such exposure.

Depositary Receipts. To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

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The Funds will not invest in any unlisted depositary receipts or any depositary receipt that the Adviser or applicable Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, a Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of each Fund’s Shares to decline.

An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of each Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

When-Issued Securities: A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Funds engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Funds assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Funds does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. The Funds will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Funds will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Types of Equity Securities

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

6

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Large-Capitalization Companies — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

Medium-Sized Companies — Investors in medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Smaller Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company, and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Exchange-Traded Notes. The Funds may invest in exchange-traded notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Exchange-Traded Funds (“ETFs”). The Funds may invest in shares of other investment companies (including ETFs). As the shareholder of another ETF, the Funds would bear, along with other shareholders, its pro rata portion of the other ETF’s expenses, including advisory fees. Such expenses are in addition to the expenses each Fund pays in connection with its own operations. The Funds’ investments in other ETFs may be limited by applicable law.

Disruptions in the markets for the securities underlying ETFs purchased or sold by the Funds could result in losses on investments in ETFs. ETFs also carry the risk that the price each Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Funds may invest may be leveraged, which would increase the volatility of the Funds’ NAV. The Funds also may invest in ETFs and other investment companies that seek to return the inverse of the performance of an underlying index on a daily, monthly, or other basis, including inverse leveraged ETFs.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that a Fund invests in inverse ETFs, the value of the Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

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Illiquid Investments. A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.

A Fund may not be able to sell illiquid securities when the Adviser or applicable Sub-Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Investment Company Securities. The Funds may invest in the securities of other investment companies, including ETFs and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules applicable thereunder (including Rule 12d1-4). Investing in another pooled vehicle exposes the Funds to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Funds, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of such Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of such Fund) having an aggregate value in excess of 10% of the value of the total assets of each Fund. To the extent allowed by law or regulation, the Funds may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Funds invest in and, thus, is a shareholder of, another investment company, each Fund’s shareholders will indirectly bear each Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Funds to each Fund’s own investment adviser and the other expenses that the Funds bears directly in connection with each Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of each Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act that permits registered investment companies to invest in the Funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Funds regarding the terms of the investment.

The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Funds to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Funds, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on each Fund’s Shares is no greater than the limits set forth in Rule 2341 of the Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, the Funds may rely on Rule 12d1-4 under the 1940 Act to invest in such other funds in excess of the limits of Section 12(d)(1) if the Funds comply with the terms and conditions of such rule.

Non-U.S. Securities. Each Fund may invest in non-U.S. equity securities. Investments in non-U.S. equity securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks o \r to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Since foreign exchanges may be open on days when the Funds do not price their Shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Funds’ Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Funds more volatile and potentially less liquid than other types of investments.

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Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees also are generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Set forth below for certain markets in which the Fund may invest are brief descriptions of some of the conditions and risks in each such market.

Investments in Europe. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU. The Fund, through its investments in Europe, may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.

The United Kingdom (“UK”) formally withdrew from the EU on January 31, 2020 (commonly referred to as “Brexit”) and entered an 11-month transition period, which concluded on December 31, 2020, with the UK leaving the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Certain aspects of Brexit have had an adverse impact on the region, leading to increased inflation, labor shortages and business closures, among others. There is still considerable uncertainty relating to the potential consequences associated with the UK’s exit and whether its exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the Fund’s investments. In addition, the UK has been a target of terrorism in the past. Acts of terrorism in Europe or the UK or against such countries’ interests abroad may cause uncertainty in the European or UK financial markets and adversely affect the performance of the issuers to which the Fund has exposure.

Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

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MLPs are generally treated as partnerships for U.S. federal income tax purposes. When the Fund invests in the equity securities of an MLP or any other entity that is treated as a partnership for U.S. federal income tax purposes, the Fund will be treated as a partner in the entity for tax purposes. Accordingly, in calculating the Fund’s taxable income, it will be required to take into account its allocable share of the income, gains, losses, deductions, and credits recognized by each such entity, regardless of whether the entity distributes cash to the Fund. Distributions from such an entity to the Fund are not generally taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to the Fund exceeds the Fund’s adjusted tax basis in its interest in the entity. In general, the Fund’s allocable share of such an entity’s net income will increase the Fund’s adjusted tax basis in its interest in the entity, and distributions to the Fund from such an entity and the Fund’s allocable share of the entity’s net losses will decrease the Fund’s adjusted basis in its interest in the entity, but not below zero. The Fund may receive cash distributions from such an entity in excess of the net amount of taxable income the Fund is allocated from its investment in the entity. In other circumstances, the net amount of taxable income the Fund is allocated from its investment in such an entity may exceed cash distributions received from the entity. Thus, the Fund’s investments in such an entity may lead the Fund to make distributions in excess of its earnings and profits, or the Fund may be required to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements applicable to RICs under the Code.

Depreciation or other cost recovery deductions passed through to the Fund from any investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to the Fund’s shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held Shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their Shares at the time of the recapture. To distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional taxable income.

Other Short-Term Instruments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs,” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Funds can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

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Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass- through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Funds, a shareholder bears not only a proportionate share of the expenses of the Funds, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Repurchase Agreements. The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which each Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Funds (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Funds not within the control of the Funds and, therefore, the Funds may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements, which involve the sale of securities held by the Funds subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Funds will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Funds might be unable to deliver them when that Funds seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce each Fund’s obligation to repurchase the securities, and each Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending. The Funds may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Funds pays in arranging the loan. The Funds may share the interest it receives on the collateral securities with the borrower. Loans are subject to termination at the option of the Funds or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds may pay fees to arrange for securities loans.

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The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Funds must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Funds may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Funds may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Funds might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Funds. In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Funds may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Funds will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Funds may receive as collateral will not become part of each Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Funds will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Funds is permitted to invest. During the time securities are on loan, the borrower will pay the Funds any accrued income on those securities, and the Funds may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Tax Risks. As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Funds make distributions or you sell Shares.

Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although the Funds will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Funds, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

U.S. Government Securities. The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one- year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export- Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

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Future Developments. The Board may, in the future, authorize the Funds to invest in securities contracts and investments other than those listed in this SAI and in the Funds’ Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to the Funds without the approval of the holders of a majority of each Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Funds present at the meeting if the holders of more than 50% of each Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Funds.

1.	The AI ETF will concentrate its investments (i.e., hold more than 25% of its total assets) in one or more industries within the Information Technology Sector.* For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.**

2.	The Dividend Income ETF will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.*

3.	The Dividend Income ETF will not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

4.	The Energy Income ETF will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except the Fund will concentrate in issuers in the Utilities Industry Group within the Utilities Sector, as classified by the Global Industry Classification Standard. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

5.	The Funds will not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

6.	The Funds will not make loans, except to the extent permitted under the 1940 Act.

7.	The Funds will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Funds from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

8.	The Funds will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

9.	The Funds will not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

** For purposes of this policy, each sector and industry is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.

For purposes of determining industry concentration, if a Fund invests in affiliated or unaffiliated underlying investment companies, the Fund will consider the concentration of the underlying investment companies for purposes of determining compliance with its own concentration policy. In addition, a Fund looks through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity to determine the industry to which the investments should be allocated when determining the Fund’s compliance with its own concentration policy.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds observe the following non-fundamental restrictions, which may be changed without shareholder approval upon 60 days’ written notice to shareholders.

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1.	Under normal circumstances, at least 80% of the AI ETF’s net assets, plus borrowings for investment purposes, will be invested in the common stock of technology, artificial intelligence and/or deep learning companies.

2.	Under normal circumstances, at least 80% of the Dividend Income ETF’s net assets (plus borrowings for investment purposes) in equity securities, including common stocks and ADRs.

3.	Under normal circumstances, the Energy Income ETF will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in Renewable Energy Infrastructure Companies.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Funds will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Funds from listing and trading upon termination of the Funds.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Sub-Advisers, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and its service providers employ a variety of processes, procedures and controls to identify such events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Board’s role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objective, strategies, and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and the Sub-Advisers provide the Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of each Sub-Adviser, and other service providers such as the Funds’ independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which each Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and the Sub-Advisers and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, and the Investment Sub-Advisory Agreement with the applicable Sub-Adviser the Board or its designee may meet with the Adviser and/or the Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser’s and each Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.

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The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Funds and Adviser or each Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from each Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, each Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in each Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees each Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser and the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost- effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of each Fund’s investment management and business affairs are carried out by or through the Adviser, the Sub-Advisers, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Bradley Swenson serves as Chairman of the Board and is an interested person of the Trust and Mr. Steven Norgaard serves as the Trust’s Lead Independent Trustee. As Lead Independent Trustee, Mr. Norgaard acts as a spokesperson for the Independent Trustees in between meetings of the Board, serves as a liaison for the Independent Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees.

The Board is comprised of a super-majority (66.6 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

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Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Kimberly Storms Birth Year: 1972	Trustee	Since 2022	Ms. Storms served at various roles at ALPS Fund Services, Inc. from 1998 through 2020, including as Senior Vice President – Director of Fund Administration (2004-2020) and Senior Vice President - Director of Fund Management (2020). During her tenure, Ms. Storms served as an officer to certain ETF, closed-end and open-end investment companies (1998-2020) and, within the past 5 years, Principal Financial Officer of ALPS Series Trust (2012-2020), Financial Investors Trust (2013-2020), Liberty All-Star Funds (2013-2020), and Cambria ETF Trust (2020).	36	Sterling Capital Funds (Since October 2022)
Steven Norgaard Birth Year: 1964	Trustee	Since 2022	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994.	37(2)	MFG Funds (fka Frontier Funds (2 Funds) (since 2013); SRH Total Return Fund, Inc. (Since 2011)
Interested Trustees and Officers
Bradley J. Swenson Birth Year: 1972	Trustee, President	Since 2022	Mr. Swenson is President of Paralel Distributors LLC (May 2022 to present) and Chief Compliance Officer of Paralel Technologies LLC (January 2023 to present). He previously served as President of TruePeak Consulting, LLC (August 2021 to December 2023). Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and served as its President from June 2019 until June 2021. In this role, he served as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).	36	ALPS Series Trust (March 2021 to March 2022)

(1)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. For the purposes of this table, all series of the Trust (36 funds, including the Funds) are included in the Fund Complex.
(2)	Mr. Norgaard also serves as a Director of the SRH Total Return Fund, Inc. whose investment adviser is the same as the investment adviser of SRH U.S. Quality GARP ETF and SRH REIT Covered Call ETF, two series of the Trust.

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Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

Bradley Swenson. Mr. Swenson has more than 25 years experienced focused on compliance and distribution in the mutual fund industry. Prior to joining Paralel, he spent seventeen years at ALPS in various capacities including, but not limited to, Chief Compliance Officer, Chief Operating Officer and President of ALPS Fund Services and ALPS Distributors. In addition to those roles Mr. Swenson built and led the Fund CCO services division and served as Fund CCO and President to various closed-end, ETF and mutual fund trusts. Mr. Swenson also held various roles at Janus Capital Group and Oppenheimer Funds including Senior Audit Manager and Compliance Manager. Mr. Swenson graduated from the University of Minnesota-Duluth with a B.S. in Accounting. Mr. Swenson holds FINRA Series 3, 6, 7, 24, 26, and 27 licenses.

Steven K. Norgaard. Mr. Norgaard serves as the lead Independent Trustee, bringing more than 30 years of integrated legal, financial, and regulatory expertise to the Trust. He is an attorney and has successfully passed the certified public accountants (CPA) exam. Since 1994, he has been the principal of the law firm Steven K. Norgaard, P.C., having previously practiced law at the international firm McDermott, Will & Schulte. He currently serves as the Chairman of the Board of Directors for the SRH Total Return Fund, Inc. and as the lead independent director for the MFG Funds (formerly the Frontier Funds). His extensive background in corporate governance includes nearly a decade of senior leadership at Attorneys’ Title Guaranty Fund, Inc., where he served as Chairman of the Board of Directors. Additionally, he served on the Board of Directors of ATG Trust Company from 2007 to 2021. Prior to March 2015, Mr. Norgaard held independent directorships for the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., until their merger into the fund now known as SRH Total Return Fund, Inc.

Kimberly Storms. Ms. Storms is the chair of the Audit Committee of the Board and is the Trust’s Audit Committee Financial Expert. Ms. Storms has more than 25 years of experience concentrated on mutual fund back office and accounting operations. Ms. Storms served in various roles at ALPS Fund Services from 1998 through 2020, including as Senior Vice President - Director of Fund Administration. She graduated with a B.S. in Finance from the University of Louisiana. Ms. Storms brings significant experience from her prior time serving as an executive officer of several large fund complexes, as well as her knowledge in the accounting, investment and regulatory fields. In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters.

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The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). During the past fiscal year, the Audit Committee met 5 times.

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary. During the past fiscal year, the Nominating Committee did not meet.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brenna Fudjack Birth Year: 1986	Chief Compliance Officer	Indefinite term; since 2023	Ms. Fudjack joined Paralel Technologies LLC as Deputy Chief Compliance Officer in 2023. Prior to her current role, Ms. Fudjack served as Manager, Risk & Financial Advisory for Deloitte & Touche LLP from 2022-2023; Director of Compliance for Perella Weinberg Partners Capital Management LP / Agility from 2018-2022; Compliance Officer for Shelton Capital Management from 2017-2018; and Compliance Manager among other compliance roles for ALPS Fund Services, Inc. from 2010-2017.
Nicholas Austin Birth Year: 1981	Treasurer	Indefinite term; since 2023	Mr. Austin joined Paralel Technologies, LLC as Senior Controller in 2022. Prior to his current role, Mr. Austin served as Vice President/Fund Controller for SS&C ALPS from 2018 until 2022, and as Chief Financial Officer of Champion Medical Center from 2016 until 2018.
Nicholas Adams Birth Year: 1983	Secretary	Indefinite term; since 2025	Mr. Adams joined Paralel Technologies LLC as Investment Counsel in 2025. Prior to his current role, Mr. Adams served as Principal Legal Counsel for SS&C ALPS from 2022-2024, and associate counsel for Arnold, Newbold, Sollars and Hollins, P.C. from 2020-2022 and Stanziola Estate Law from 2019-2020.

Trustee Ownership of Shares. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the “Exchange Act”).

As of December 31, 2025, no Trustees owned Shares of the Funds.

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Board Compensation. The Independent Trustees each receive a fee of $12,500 per quarter, a special meeting fee of $2,500, as well as reimbursement for reasonable travel, lodging and other expenses in connection with attendance at meetings. The Audit Committee chair also receives a fee of $2,000 per quarter. The Trust has no pension or retirement plan.

Independent Trustee fees are paid by the adviser of each series of the Trust through the applicable adviser’s unitary management fee, and not by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

The following table shows the compensation earned by each Trustee during the past fiscal year of the Funds.

Name	Aggregate Compensation From Funds	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Bradley J. Swenson	$0	$0
Independent Trustees
Kimberly Storms	$4,181	$52,250
Steven Norgaard	$3,436	$46,250

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants.

As of December 31, 2025, no Trustees and officers of the Trust owned Shares of the Funds.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Advisers, and the Distributor (as defined under “The Distributor”) have each adopted codes of ethics pursuant to Rule 17j- 1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Advisers and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their respective shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted certain of the Institutional Shareholder Services Inc. Proxy Voting Guidelines, as applicable, as part of the Adviser's proxy voting policies for this purpose ("Proxy Voting Policies") and to assist with voting proxies in a timely manner and making voting recommendations under guidelines adopted by the Adviser. A copy of the Adviser’s Proxy Voting Policies are set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of a Fund.

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Distributor at 1.877.774.TRUE (8783) and (2) on the SEC’s website at www.sec.gov.

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INVESTMENT ADVISER & SUB-ADVISER

Investment Adviser

TrueMark Investments LLC serves as the investment adviser to the Funds. The Adviser is a SEC registered investment adviser with approximately $1.42 billion in assets under management as of February 28, 2026. The Adviser commenced operations as an SEC registered adviser in January 2020 and its principal office is located at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607. The Adviser is controlled by TrueMark Group, LLC, which in turn is controlled by RiverNorth Strategic Holdings, LLC.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

The table below shows advisory fees paid by the Funds and their corresponding Predecessor Funds for the fiscal year ended December 31, as applicable to each Fund:

Fund	2025	2024	2023
TrueShares Technology, AI & Deep Learning ETF(1)	$225,734	$263,991	$167,801
Polen Dividend Income ETF(1)	$1,138,686	$645,824	$433,554
TrueShares Eagle Global Renewable Energy Income ETF(1)	$19,243	$18,472	$18,280
(1)	For the fiscal years ended December 31, 2023, and December 31, 2024, as well as the period of January 1, 2025, through June 13, 2025 (commencement of operations of the Funds), the advisory fees were paid by each Fund’s respective Predecessor Fund.

Investment Sub-Adviser - Black Hill Capital Partners, LLC

Black Hill Capital Partners, LLC, a Delaware limited liability company located at 505 Montgomery Street, 10th Floor, San Francisco, California 94111, serves as the sub-adviser to the AI ETF. The Sub-Adviser is majority owned by Sangbum Kim. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for the day-to-day management of the AI ETF, trading portfolio securities on behalf of the AI ETF, including selecting broker-dealers to execute purchase and sale transactions.

For the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023, the Adviser paid Black Hill for sub-advisory services provided to the AI ETF, and its corresponding Predecessor Fund, in the amount of $30,052.17, $62,551 and $14,616 respectively.

Investment Sub-Adviser - Opal Capital LLC

Opal Capital LLC, a Texas limited liability company located at 1900 Glades Road, Suite 150, Boca Raton, Florida 33431, serves as the sub-adviser to the Dividend Income ETF. An SEC-registered investment adviser formed in 2022. Opal is controlled by Austin Graff. Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Adviser trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, whereas Opal is responsible for security selection. For its services, Opal is entitled to receive a sub-advisory fee paid by the Adviser, not the Fund, at an annual rate of 0.55% of the Fund’s average daily net assets.

For the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023, the Adviser paid Opal for sub-advisory services provided to the Dividend Income ETF and its corresponding Predecessor Fund, in the amount of $753,157, $379,381 and $189,538, respectively. For the period November 7, 2022 (date of sub-adviser transition) through December 31, 2022, the Adviser paid Opal for sub-advisory services provided to the Predecessor Fund in the amount of $145,875. For the period January 1, 2022 through November 6, 2022, the Adviser paid Titleist Asset Management, Ltd. (“Titleist”), the Predecessor Fund’s previous sub-adviser, for sub-advisory services provided to the Predecessor Fund in the amount of $30,912.

Investment Sub-Adviser - Eagle Global Advisors, LLC

Eagle Global Advisors, LLC, a Texas limited liability company located at 1330 Post Oak Boulevard, Suite 3000, Houston, Texas 77056, serves as the sub-adviser to the Fund. The Sub-Adviser is majority owned by Edward Allen and Steven Russo.

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Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Adviser is responsible for the trading portfolio securities, including selecting broker-dealers to execute purchase and sale transactions, whereas Eagle is responsible for security selection. For its services, the Sub-Adviser is entitled to a fee, paid by the Adviser, equal to 50% of the net profits of the Fund (the total management fees received by the Adviser after Fund expenses) calculated monthly.

For the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023, the Sub-Adviser did not receive any sub-advisory fees from the Adviser.

A discussion of the basis for the Board’s approval of each Sub-Advisory Agreement is available in the Funds’ Form N-CSR for the period ended June 30, 2025.

PORTFOLIO MANAGER

The following individuals (collectively, the “Portfolio Managers”) are responsible for day-to-day management of a Fund’s portfolio, as indicated in the below table.

Fund	Portfolio Managers
TrueShares Technology, AI & Deep Learning ETF	Sangbum Kim
Polen Dividend Income ETF TrueShares Eagle Global Renewable Energy Income ETF	Austin Graff Michael Cerasoli, Alex Meier, and Steven S. Russo

This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.

Compensation

Black Hill Capital Partners, LLC

Sangbum Kim receives a fixed base salary that is not tied to the performance of the AI ETF, but on the value of assets in the Fund’s portfolio.

Eagle Global Advisors, LLC

Michael Cerasoli, Alex Meier and Steven S. Russo each receive a fixed salary and discretionary bonus not tied to the performance of the Energy Income ETF. As a equity owner, Mr. Russo may receive a distribution based on his ownership of the Sub-Adviser, if one is made. The Sub-Adviser determines salary based on competitive industry standards, profitability of the Sub-Adviser and individual contribution. A portion of the bonus is based on the performance of the strategy versus the strategies appropriate peer group.

Opal Capital, LLC

Austin Graff receives a fixed base salary and discretionary bonus not tied to the performance of the Dividend Income ETF. The bonus is based on the overall success and profitability of the Sub-Adviser.

Share Ownership

The Funds are required to show the dollar ranges of the portfolio managers’ “beneficial ownership” of Shares of the Funds as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of December 31, 2025, the Portfolio Managers beneficially owned Shares of the Funds as exhibited in the below chart.

Portfolio Manager	AI ETF	Dividend Income ETF	Energy Income ETF
Sangbum Kim	$10,001 - $50,000	N/A	N/A
Austin Graff	N/A	over $1,000,000	N/A
Michael Cerasoli	N/A	N/A	$10,001 – $50,000
Alex Meier	N/A	N/A	$0
Steven S. Russo	N/A	N/A	$100,001 – $500,000

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Other Accounts

In addition to the Funds, the Portfolio Managers managed the following other accounts as of December 31, 2025, none of which were subject to a performance fee:

Portfolio Manager

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Sangbum Kim	0	$0	0	$0	1	$34.3m
Austin Graff	4	$346.3m	4	$25.7m	5,193	$1.381b
Michael Cerasoli	2	$251.9m	2	$380.1m	24	$272m
Alex Meier	2	$251.9m	2	$380.1m	24	$272m
Steven S. Russo	2	$251.9m	2	$380.1m	24	$272m

Conflicts of Interest

The Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objective, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser and Sub-Advisers have established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser and Sub-Advisers manages are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Paralel Distributors LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for each series of the Trust, including the Funds, and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

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The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary Compensation. The Adviser, the Sub-Advisers, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Funds expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser and the Sub-Advisers periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, the Sub-Advisers, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call 1.877.774.TRUE (8783).

THE ADMINISTRATOR, CUSTODIAN, AND TRANSFER AGENT

Paralel Technologies LLC (“PTL”), located at 1700 Broadway Suite 2100, Denver, Colorado 80290 serves as the Funds’ administrator and fund accountant. PTL is the parent company of Paralel Distributors LLC, the Funds’ Distributor.

Pursuant to an Administration and Fund Accounting Agreement between the Trust and PTL, PTL provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, PTL does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays PTL a fee based on the Funds’ average daily net assets, subject to a minimum annual fee. PTL also is entitled to certain out-of-pocket expenses for the services mentioned above.

Pursuant to a Custody Agreement, State Street Bank and Trust Company (the “Custodian” or “State Street”), serves as the Custodian of the Funds’ assets. The Custodian holds and administers the assets in each Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Funds’ total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

Pursuant to a Transfer Agency Agreement, State Street (in such capacity, the “Transfer Agent”) serves as Transfer Agent for the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee from the Adviser.

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LEGAL COUNSEL

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as legal counsel for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 8101 East Prentice Ave., Suite 750, Greenwood Village, Colorado 80111, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day each Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares. Each Share represents an equal proportionate interest in the Funds with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no pre-emptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of Shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s Shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Funds fail to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEE LIABILITY

The Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

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BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, a Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser and, with respect to the AI ETF, the Sub-Adviser, owe a fiduciary duty to their clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser/Sub-Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser/Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute each Fund’s portfolio transactions may include the Funds’ Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute each Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units— Creation Transaction Fee” and “Redemption Transaction Fee”, the Funds may determine to not charge a variable fee on certain orders when the Adviser/Sub-Adviser has determined that doing so is in the best interests of the Funds shareholders, e.g., for creation orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Funds’ portfolio transactions in connection with such orders.

The Adviser/Sub-Adviser may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser/Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser/Sub-Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser/Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Funds may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser/Sub-Adviser, but only if the Adviser/Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Adviser/Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because The Adviser/Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser/Sub-Adviser’s expenses to the extent that the Adviser/Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser/Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser/Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser/Sub-Adviser, effectively cross subsidizing the other accounts managed by the Adviser/Sub-Adviser that benefit directly from the product. The Adviser/Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

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The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Dividend Income ETF and Energy Income ETF, for the purchase or sale of portfolio securities. Black Hill is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the AI ETF for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser/Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser/ Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The table below shows the aggregate brokerage commissions paid by the Funds and their corresponding Predecessor Funds for the fiscal years ended December 31, as applicable to each Fund:

Fund	2025	2024	2023
TrueShares Technology, AI & Deep Learning ETF	$9,956	$12,719	$8,952
Polen Dividend Income ETF	$38,938	$56,978	$48,465
TrueShares Eagle Global Renewable Energy Income ETF	$1,992	$1,400	$2,201

(1)	For the fiscal years ended December 31, 2023, and December 31, 2024, as well as the period of January 1, 2025, through June 13, 2025 (commencement of operations of the Funds), the brokerage commissions were paid by each Fund’s respective Predecessor Fund.

Directed Brokerage. For the fiscal year ended December 31, 2025, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or Sub-Adviser. The Funds do not intend to direct brokerage transactions to a broker because of research services provided.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. During the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, the Funds, including their corresponding Predecessor Funds, did not pay brokerage commissions to any registered broker-dealer affiliates of the Funds, the Adviser, the Sub-Adviser or the Distributor.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Funds are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Funds’ portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Funds; or (iii) sold the largest dollar amounts of Shares. During the fiscal year ended December 31, 2025, no Fund held any securities of its “regular broker-dealers”.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

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DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Funds at any time by giving reasonable notice to the Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Funds shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Funds generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

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Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Funds. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Funds. The Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Funds.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Funds, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is 4:00 p.m. Eastern time, which time may be modified by the Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time and 12:00 p.m. Eastern time for the Funds, or such earlier time as may be designated by the Funds and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Funds in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

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On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which each Fund’s investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Funds or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. The “Settlement Date” for the Funds is generally the Business Day immediately after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the Business Day immediately following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders. Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor with respect to the Funds including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Funds, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Funds may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes, spreads, slippage costs) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so benefits the Funds and its shareholders (e.g., for creation orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order).

Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
TrueShares Technology, AI & Deep Learning ETF	$300	0.02%
Polen Dividend Income ETF	$300	0.02%
TrueShares Eagle Global Renewable Energy Income ETF	$500	0.02%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

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Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Funds may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes, spreads, slippage costs) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so benefits the Funds and its shareholders (e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order).

Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
TrueShares Technology, AI & Deep Learning ETF	$300	0.02%
Polen Dividend Income ETF	$300	0.02%
TrueShares Eagle Global Renewable Energy Income ETF	$500	0.02%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units.

Orders to redeem Creation Units of the Funds must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant.

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Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than one Business Day after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

In addition, an investor may request a redemption in cash that the Funds may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares of the Funds, or to purchase or sell Shares of the Funds on the Exchange, on days when the NAV of the Funds could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NAV

NAV per Share for the Funds is computed by dividing the value of the net assets of the Funds (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Funds is calculated by PTL and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Funds’ NAV per Share, the Funds’ investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Funds may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to reduce or eliminate federal excise or income taxes or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Funds make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Funds, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Funds’ eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Funds at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.

Taxation of the Funds. The Funds elected and intend to continue to qualify each year to be treated as a separate RIC under the Code. As such, the Funds should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. To qualify for treatment as a RIC, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short- term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Funds’ gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Funds’ taxable year, the Funds’ assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Funds’ total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Funds controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Funds make investments that may generate income that is not qualifying income, including certain derivatives, the Funds will seek to restrict the resulting income from such investments so that the Funds’ non-qualifying income does not exceed 10% of its gross income.

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Although the Funds intends to distribute substantially all of its net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. The Funds is treated as a separate corporation for federal income tax purposes. The Funds therefore are considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.

If the Funds fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Funds may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where each Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Funds may be required to dispose of certain assets. If these relief provisions were not available to the Funds and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Funds as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Funds would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Funds failed to qualify for tax treatment as a RIC. If the Funds failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Funds for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Funds determines that it will not qualify as a RIC, the Funds will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Funds may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining each Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Funds may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Funds and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Funds experience an ownership change as defined in the Code. As of December 31, 2025, the following amounts are available as capital loss carry forwards to the next tax year:

Name of Fund	No Expiration Short-Term	No Expiration Long-Term
TrueShares Technology, AI & Deep Learning ETF	$1,498,883	$13,244,782
Polen Dividend Income ETF	$8,017,113	$5,031,250
TrueShares Eagle Global Renewable Energy Income ETF	$142,564	$245,544

The Funds will be subject to a non-deductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Funds and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

If the Funds meet the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Funds may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Funds on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

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Taxation of Shareholders – Distributions. The Funds intend to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carry forwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Funds’ shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Funds (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Funds from an ETF, an underlying fund taxable as a RIC, or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT, however, dividends received by the Fund from a REIT are generally not treated as qualified dividend income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Funds may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid.

Distributions by the Funds of its net short-term capital gains will be taxable as ordinary income. Distributions from the Funds’ net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by the Funds from U.S. corporations (generally, dividends received by the Funds in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Funds may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Funds from other RICs are not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Funds for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Funds, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Although dividends generally will be treated as distributed when paid, any dividend declared by the Funds in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

Shareholders who have not held Shares for a full year should be aware that the Funds may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of each Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Funds. A taxable shareholder may wish to avoid investing in the Funds shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

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To the extent that the Funds make a distribution of income received by the Funds in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Funds’ distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Funds and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale, Redemption, or Exchange of Shares. A sale, redemption, or exchange of Shares may give rise to a gain or loss. For tax purposes, an exchange of your Fund shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Funds may limit the tax efficiency of such Fund. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any capital loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Funds would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Funds does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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Taxation of Fund Investments. Certain of the Funds’ investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Funds’ ability to qualify as a RIC, affect the character of gains and losses realized by the Funds (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without the Funds receiving cash with which to make distributions in amounts sufficient to enable the Funds to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Funds’ qualification for treatment as a RIC. To the extent the Funds invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding. The Funds will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Non-U.S. Shareholders. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Funds will need to provide the Funds with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

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Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Funds if, for example, (i) the Funds invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Funds invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Funds until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

FINANCIAL STATEMENTS

The audited financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Funds’ Form N-CSR filed with the SEC for fiscal year ended December 31, 2025.  You can obtain a copy of the Funds’ Form N-CSR without charge by calling the Funds at 1.877.774.TRUE (8783) or through the Funds’ website at www.true-shares.com.

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APPENDIX A

Section 18 - Proxy Voting

RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (“RiverNorth”) specifically states that it does not vote proxies unless otherwise directed by the client and the client, including clients governed by ERISA, is responsible for voting any proxies.   Therefore, RiverNorth will not vote proxies for these clients.  However, RiverNorth will vote proxies on behalf of its investment company clients and hedge fund clients ("Funds"). RiverNorth has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth accidentally receives a proxy for any non-Fund client, current or former, RiverNorth will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth has adopted the following policies and procedures for proxy voting with regard to companies in any Funds’ investment portfolios.

OVERVIEW

The Proxy Voting Policies and Procedures are designed to protect the best interests of the Funds. RiverNorth does not delegate or rely on any third-party service provider for voting recommendations.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, RiverNorth will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for the Funds:

•	Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.
•	Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

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•	Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

RiverNorth generally believes that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, RiverNorth relies on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, RiverNorth may seek insight from its managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a Fund, on the one hand, and RiverNorth’s interests or the interests of a person affiliated with us, on the other. In such a case, RiverNorth will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. The Investment Company Act of 1940, as amended, (the “Act”) defines an “investment company” to include mutual funds, money market funds, closed-end funds (including preferred shares of a closed-end fund), and exchange traded funds. Under Section 12(d)(1) of the Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d) (1) (F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either
o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Under Section 12(d)(1)-(4) of the Act, an investment company (including exchange traded funds (“ETFs”), or closed-end funds), or business development company (“BDC”), is allowed to acquire securities of any other registered investment company or BDC in excess of the limitations in Section 12(d)(1). For purposes of these policies and procedures, the term “Acquiring Fund” means a fund that invests in any other registered investment company and “Acquired Fund” means a fund that is being acquired by another registered investment company.

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When an investment company is relying on 12(d)(1)-(4), the investment company must comply with the following provisions regarding proxy voting:

•    Limits on Control and Voting. When an investment company acquires shares of another investment company (Acquiring Fund), its advisory group is prohibited from controlling, individually or in the aggregate, of the Acquired Fund. An Acquiring Fund and its advisory group are required to use mirror voting when they hold more than: (i) 25 percent of the outstanding voting securities of an Acquired Fund that is an open-end fund or UIT due to a decrease in the outstanding voting securities of the Acquired Fund; or (ii) 10 percent of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC. In assessing whether a Fund is deemed to have control, the Acquiring Fund is required to aggregate its investment in an Acquired Fund with the investment of the Acquiring Fund’s advisory group. The Acquiring Fund and its advisory group are required to use pass-through voting (i.e., seek voting instructions from the Acquiring Fund’s own shareholders and vote accordingly) in situations where (1) all holders of an Acquired Fund’s outstanding voting securities are required by Rule 12d1-4 or Section 12(d)(1) of the 1940 Act to use mirror voting, or (2) mirror voting by an Acquiring Fund is not possible (for example, when Acquiring Funds are the only shareholders of an Acquired Fund).

•    Exceptions from the Control and Voting Conditions. The control and voting conditions described above do not apply when: (i) an Acquiring Fund is within the same group of investment companies as an Acquired Fund; or (ii) the Acquiring Fund’s investment sub-advisor or any person controlling, controlled by, or under common control with such investment sub-advisor acts as the Acquired Fund’s investment advisor or depositor.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

RiverNorth believes that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

1 Rule 12d1-4 defines “advisory group” as either: (i) an Acquiring Fund’s investment advisor or depositor and any person controlling, controlled by, or under common control with such investment advisor or depositor; or (ii) an Acquiring Fund’s investment sub-advisor and any person controlling, controlled by, or under common control with such investment sub-advisor.

2 “Control” means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The 1940 Act creates a rebuttable presumption that any person who, directly or indirectly, beneficially owns more than 25% of the voting securities of a company is deemed to control the company. Accordingly, an Acquiring Fund and its advisory group could own up to 25% of the outstanding shares of an Acquired Fund without being presumed to control the Acquired Fund. A determination of control depends on the facts and circumstances of the particular situation and does not turn solely on ownership of voting securities of a company.

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RiverNorth will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

RiverNorth believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

RiverNorth will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

•	Requiring senior executives to hold stock in a company.
•	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

RiverNorth views the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, RiverNorth generally believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

RiverNorth will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While RiverNorth recognizes that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which RiverNorth generally considers to have a negative impact on shareholder value. Therefore, while RiverNorthwill evaluate such plans on a case by case basis, we will generally oppose such plans.

PROXY SERVICE PROVIDER OVERSIGHT

RiverNorth uses Broadridge Financial Solutions Inc.’s ProxyEdge (“ProxyEdge”) as our third-party service provider for voting proxies. ProxyEdge, as a RiverNorth service provider, is monitored by RiverNorth through its proxy service and undergoes an initial and periodic due diligence review.

The initial due diligence of a third-party service provider for proxy services includes a review of the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm, interview with key personnel, review the information technology and cybersecurity controls in place to protect vital data and discussions with other clients of the service provider.

For a periodic due diligence, RiverNorth requires its third-party service provider for proxy services to complete a Due Diligence Questionnaire (DDQ). As with the initial due diligence, the DDQ will cover the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm and information technology and cybersecurity controls in place to protect vital data. It will also include an evaluation of any material changes in services or operations of the third-party service provider for proxy services.

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CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. RiverNorth will send a copy of these Proxy Voting Policies and Procedures within three (3) business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, RiverNorth will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

TESTING PROCEDURES

On a monthly basis, the Chief Compliance Officer (“CCO”) or his designee shall obtain periodic affirmations from employees responsible for voting proxies that all outstanding proxies have been voted. On a periodic basis, the CCO or his designee shall review a sample of all proxies for compliance with these policies and procedures.

Revised	2/12/2013

11/7/2014

7/1//2021

3/01/2022

7/1/2024

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PROSPECTUS

April 30, 2026

Fund Name	Ticker	Exchange
RiverNorth Patriot ETF	(FLDZ)	Cboe BZX Exchange, Inc.
RiverNorth Enhanced Pre-Merger SPAC ETF	(SPCZ)	Cboe BZX Exchange, Inc.

each a series of Elevation Series Trust (the “Trust)

THIS PROSPECTUS PROVIDES IMPORTANT INFORMATION ABOUT THE RIVERNORTH PATRIOT ETF AND RIVERNORTH ENHANCED PRE-MERGER SPAC ETF THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SUMMARY—RIVERNORTH PATRIOT ETF

Investment Objective

The RiverNorth Patriot ETF (the “Patriot ETF” or the “Fund”) seeks capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$870

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in equity securities, including common stock of mid-cap and large-cap companies, tied to the economy of the U.S. RiverNorth Capital Management, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, considers a company to be tied to the U.S. economy if: 1) the company is organized under the laws of the U.S.; 2) the shares of the company are traded principally in the U.S.; and 3) the company generates at least 90% of its revenue from its activities in the U.S. In addition, to be eligible for inclusion in the Fund’s portfolio, a company must have, at the time of purchase, a market capitalization over $5 billion.

The portfolio is constructed at the discretion of the Sub-Adviser. In constructing the Fund’s portfolio, the Sub-Adviser considers a variety of factors, including its overall market sector and industry weighting, and no one factor is expected to be determinative of investment decisions. Weightings of positions and sectors and industries may be adjusted at any time at the discretion of the Sub-Adviser.

Folds of Honor

The Sub-Adviser donates a majority of its sub-advisory fee or 100% of the profit derived from its management of the Fund, whichever is greater, to the Folds of Honor Foundation, a charity focused on providing scholarships to families of veterans. Folds of Honor is a 501(c)(3) non-profit organization, rated “4-star” by Charity Navigator and platinum by GuideStar, that provides educational scholarships to the families of military men and women who have fallen or been disabled while on active duty in the United States armed forces. Since 2007, a cumulative average ratio of 91% of every dollar raised by Folds of Honor has been contributed to its scholarship program, which has awarded approximately 73,000 in educational scholarships.

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Impact Investing

The Fund provides an alternative approach to charity and seeks to deliver true impact investing. While “Impact Investing” can mean many things, the application of the term here is about delivering real dollars to a charity that directly supports education for the children and families of U.S. service members who were disabled or killed in action. The Fund delivers real world benefits to those in need now.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”

●	Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively managed and its ability to achieve its investment objective is dependent on the Sub-Adviser’s successful implementation of the Fund’s investment strategies.

●	Market Capitalization Risk.

○	Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

Performance

The Fund acquired all of the assets and liabilities of the RiverNorth Patriot ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on June 13, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the S&P 900 Total Return Index, which reflects a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.true-shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 10.73% for the quarter ended December 31, 2023, and the lowest quarterly return was -13.94% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
RiverNorth Patriot ETF	One Year	Since Inception (12/31/2021)
Return Before Taxes	6.48%	5.13%
Return After Taxes on Distributions	6.09%	4.78%
Return After Taxes on Distributions and Sale of Fund Shares	4.10%	3.90%
S&P 900 Index Total Return (reflects no deductions for fees, expenses, or taxes)	17.30%	10.80%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Sub-Adviser:	RiverNorth Capital Management, LLC

Portfolio Manager:	Patrick W. Galley, CFA® and Joseph Bailey, CFA® and CAIA have been the portfolio managers of the Fund since its inception in December 2021.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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FUND SUMMARY— RIVERNORTH ENHANCED PRE-MERGER SPAC ETF

Investment Objective

The RiverNorth Enhanced Pre-Merger SPAC ETF (the “Fund”) seeks to preserve capital and provide incremental total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.89%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.89%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,095

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is actively managed using a strategy designed around the unique characteristics of “Pre-Combination” (defined below) SPAC securities. Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in units made up of common stock, warrants and rights of U.S.-listed special purpose acquisition companies (“SPACs”). A warrant is a derivative that gives the holder the right, but not the obligation, to buy or sell a security at a certain price prior to the expiration of the warrant. A right is a privilege granted to existing holders of a company’s stock to receive additional shares of common stock before it is offered to the public.

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A SPAC is a “blank check” company with no commercial operations that is designed to raise capital via an initial public offering (“IPO”) for the purpose of engaging in a merger, acquisition, reorganization, or similar business combination (a “Combination”) with one or more operating companies. Sponsors of SPACs typically pay the SPAC’s offering costs and underwriting fees and contribute all or a portion of its working capital in exchange for participation in the common stock and derivatives (such as warrants and rights) of the SPAC. A SPAC IPO typically involves the sale of units consisting of one share of common stock and a warrant or right (or portion of a warrant or right) to purchase common stock at a fixed price upon or after the consummation of a Combination. The capital raised in the IPO is typically placed into a trust. The proceeds of the IPO may be used only to consummate a Combination and for other limited purposes such as paying taxes owed by the SPAC. “Pre-Combination” SPACs (also referred to herein as “Pre-Merger” SPACs) are SPACs that are either seeking a target for a Combination or have not yet completed a Combination with an identified target. Pre-Combination SPACs often have predetermined time frames within which to consummate a Combination (typically two years) or the SPAC will seek to extend the time frame or liquidate.

RiverNorth Capital Management, LLC (the “Sub-Adviser”), the Fund’s investment sub-adviser, is responsible for the day-to-day management of the Fund, subject to the oversight of TrueMark Investments, LLC (the “Adviser”), the Fund’s investment adviser. The investment universe for the Fund is all Pre-Combination SPACs and their rights and warrants. Such SPACs may be formed, operated and listed in the U.S. or outside of the U.S. The Sub-Adviser applies quantitative and qualitative analyses, including fundamental and technical analyses, to assess the relative risk/reward potential of the SPACs, in the investment universe and select those SPACs with the greatest risk/reward potential for investment by the Fund. The Sub-Adviser also evaluates the sponsors of the SPACs as they are crucial to the success of a SPAC acquisition. SPAC sponsors are evaluated based on the team’s strategy, experience, deal flow, and demonstrated track record in building enterprise value, which is a measure of the value of an operating business determined by calculating the company’s market cap plus total debt minus cash and cash equivalents. If management has any history of growing operating businesses, the Sub-Adviser takes into account their history. Additionally, the Sub-Adviser evaluates a SPAC’s market value relative to the value of the Fund’s share of the SPAC to realize additional value for shareholders.

Weightings in the Fund are determined by the Sub-Adviser based on its evaluation of the opportunities in the market. The Fund participates in IPOs of SPACs, secondary market transactions, private placement in public equities and investments in vehicles formed by SPAC sponsors to hold founder shares, which are private rights and other interests issued by a SPAC.

In seeking to achieve the Fund’s investment objective, the Sub-Adviser monitors the Fund’s portfolio and adjust positions based on changes in expectations of the investments or the availability of better alternatives. The Fund generally will not hold a SPAC’s common stock past the date on which it no longer has the ability to redeem the stock for its share of the underlying collateral held in trust. Instead, prior to the completion of a Combination, the Sub-Adviser sells the SPAC’s shares if they are trading at a premium relative to the trust collateral or tender out of the shares using the Fund’s redemption rights. Warrants acquired during the SPAC lifecycle may be held by the Fund for as long as the Sub-Adviser believes they offer appropriate value for the Fund and its shareholders, even after a Combination has been completed.

In addition, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), the Fund may use swaps to seek to leverage the returns of the Fund’s portfolio. The use of leverage could magnify the Fund’s gains or losses.

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, are invested in Pre-Merger SPACs (along with the warrants or rights issued in connection with the IPOs of SPACs). The SPACs in which the Fund invests are generally small or mid-capitalization companies.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”

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●	Associated Risks of Pre-Combination SPACs. The Fund invests in equity securities, warrants and rights of SPACs, which raise funds to seek potential Combination opportunities. Unless and until a Combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking Combinations, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable Combination. There is no guarantee that the SPACs in which the Fund invests will complete a Combination or that any Combination that is completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial Combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a Combination even though a majority of its public stockholders do not support such a Combination. Some SPACs may pursue Combinations only within certain industries or regions, which may increase the volatility of their prices. In addition, the Fund may invest in vehicles formed by SPAC sponsors to hold founder shares, which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO. In addition, the Fund may invest in vehicles formed by SPAC sponsors to hold founder shares, which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.

●	Borrowing and Leverage Risk. Borrowing magnifies the potential for gain or loss by the Fund and, therefore, increases the possibility of fluctuation in the Fund’s NAV. This is the speculative factor known as leverage. Because the Fund’s investments will fluctuate in value, while the interest on borrowed amounts may be fixed, the Fund’s NAV may tend to increase more as the value of its investments increases, or to decrease more as the value of its investments decreases, during times of borrowing. Unless profits on investments acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will cause the Fund’s investment performance to decrease. Borrowing also may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.

●	Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may use swap agreements to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.

●	Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, indexes, rates or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on Fund performance. The successful use of derivatives generally depends on the ability to predict market movements. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Sub-Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

○	Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

●	Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stock, warrants, and rights are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

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●	ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

●	Illiquidity Risk. Illiquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid investments at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.

●	Management Risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Sub-Adviser’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.

●	Market Capitalization Risk.

○	Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

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●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Rights and Warrants Risk. The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants involve the risk that the Fund could lose the purchase value of the right or warrant if the right or warrant is not exercised or sold prior to its expiration.

○	Post-Combination SPAC Warrants. Although the Fund generally will not hold the common stock of a Post-Combination SPAC, the Fund may hold warrants to buy the stock of companies that are derived from a SPAC. Post-Combination SPACs may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. Post-Combination SPACs are thus often subject to extreme price volatility and speculative trading. The stocks underlying the warrants may have above average price appreciation that may not continue and the performance of these stocks may not replicate the performance exhibited in the past, which could adversely affect the value of the warrants the Fund holds.

●	Transactions in Cash Risk. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to pay redemption proceeds. This may cause the Fund to incur certain costs, such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had paid redemption proceeds in kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than an ETF that redeems in kind. In addition, the costs imposed on the Fund will decrease the Fund’s NAV unless such costs are offset by a transaction fee payable by an AP.

Performance

The Fund acquired all of the assets and liabilities of the RiverNorth Enhanced Pre-Merger SPAC ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on June 13, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the ICE BofA Broad U.S. Market Index, a broad measure of market performance intended to represent the overall U.S. equity market, and the ICE BofA 0-3 Year U.S. Treasury Index, which provides a measure of the short term US treasury market. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.true-shares.com.

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During the period of time shown in the bar chart, the highest quarterly return was 4.49% for the quarter ended June 30, 2025, and the lowest quarterly return was 0.16% for the quarter ended December 31, 2023.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
RiverNorth Enhanced Pre-Merger SPAC ETF	One Year	Since Inception (7/11/2022)
Return Before Taxes	10.18%	6.72%
Return After Taxes on Distributions	5.75%	4.40%
Return After Taxes on Distributions and Sale of Fund Shares	6.44%	4.28%
ICE BofA Broad U.S. Market Index	7.15%	3.05%
ICE BofA 0-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses, or taxes)	4.86%	3.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Sub-Adviser:	RiverNorth Capital Management, LLC

Portfolio Manager:	Patrick W. Galley, CFA® and Eric Pestrue, CFA® have been the portfolio managers of the Fund since its inception in June, 2022.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/ or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

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Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Objectives

Each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Trust without shareholder approval upon written notice to shareholders.

Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of each Fund’s principal investment strategies in each section titled “Fund Summary—Principal Investment Strategies” above.

As it pertains to the Enhanced Pre-Merger SPAC ETF, in accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in Pre-Merger SPACs (along with the warrants or rights issued in connection with the IPOs of SPACs). Such policy may be changed without shareholder approval upon 60 days’ written notice to the Fund’s shareholders.

Temporary Defensive Positions.

To respond to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares, and other money market instruments. Taking a temporary defensive position may result in a Fund not achieving its investment objective.

Principal Investment Risks

An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about each Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in a Fund. Each risk applies to each Fund unless otherwise specified. The principal risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the applicable Fund, regardless of the order in which it appears.

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●	Associated Risks of Pre-Combination SPACs (Enhanced Pre-Merger SPAC ETF only). The Fund invests in equity securities and warrants and rights of SPACs, which raise assets to seek potential Combination opportunities. Unless and until a Combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. If a Combination that meets the requirements for the SPAC is not completed within a pre-established period of time (e.g., 18-24 months), the invested funds are returned to the entity’s shareholders. Because SPACs have no operating history or ongoing business other than seeking Combinations, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable Combination. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial Combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a Pre-Combination SPAC may complete a Combination even though a majority of its public stockholders do not support such a Combination. There is no guarantee that the SPACs in which the Fund invests will complete a Combination or that any Combinations that are completed will be profitable. Some SPACs may pursue Combinations only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. SPACs may also encounter intense competition from other entities having a similar business objective, such as private investors or investment vehicles and other SPACs, competing for the same Combination opportunities, which could make completing an attractive Combination more difficult. In certain circumstances, the Fund may continue to hold the warrants and rights of companies that were issued by a SPAC after the relevant Combination occurs. In addition, the Fund may invest in vehicles formed by SPAC sponsors to hold founder shares, which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.

●	Equity Market Risk. The equity securities held in a Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which a Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	Borrowing and Leverage Risk (Enhanced Pre-Merger SPAC ETF only). Borrowing magnifies the potential for gain or loss by the Fund and, therefore, increases the possibility of fluctuation in the Fund’s net asset values. This is the speculative factor known as leverage. Because the Fund’s investments will fluctuate in value, while the interest on borrowed amounts may be fixed, the Fund’s net asset value may tend to increase more as the value of its investments increases, or to decrease more as the value of its investments decreases, during times of borrowing. Unless profits on investments acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will cause the Fund’s investment performance to decrease.

●	Counterparty Risk (Enhanced Pre-Merger SPAC ETF only). Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may use swap agreements to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.

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●	Derivatives Risk (Enhanced Pre-Merger SPAC ETF only). Put and call options are referred to as “derivative” instruments since their values are based on, or derived from, an underlying reference asset, such as an index. Derivatives can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. Other risks of investments in derivatives include risks that the transactions may result in losses that partially or completely offset gains in portfolio positions, risks associated with leverage, and risks that the derivative transaction may not be liquid.

○	Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

●	ETF Risks. Each Fund is an ETF and, as a result of its structure, is exposed to the following risks:

○	APs, Market Makers, and Liquidity Providers Concentration Risk. Each Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because securities held by a Fund may trade on foreign exchanges that are closed when a Fund’s primary listing exchange is open, each Fund is likely to experience premiums and discounts greater than those of domestic ETFs.

○	Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

●	Foreign Securities Risk (Enhanced Pre-Merger SPAC ETF only). Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

●	Illiquidity Risk (Enhanced Pre-Merger SPAC ETF only). Illiquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid investments at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.

●	Management Risk. The skill of the Adviser and Sub-Adviser will play a significant role in a Fund’s ability to achieve its investment objective. A Fund’s ability to achieve its investment objective depends on the ability of the Adviser and Sub-Adviser to correctly identify economic trends, especially with regard to accurately forecasting projected dividend and growth rates and inflationary and deflationary periods. In addition, a Fund’s ability to achieve its investment objective depends on the Adviser’s and Sub-Adviser’s ability to select stocks, particularly in volatile stock markets. The Adviser and respective Sub-Adviser could be incorrect in its analysis of industries, companies’ projected dividends and growth rates and the relative attractiveness of value stocks and other matters.

●	Market Capitalization Risk.

o	Large-Capitalization Investing Risk (Patriot ETF only). The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

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o	Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

o	Small-Capitalization Investing Risk (Enhanced Pre-Merger SPAC ETF only). The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

●	Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund’s Shares. Each Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse conditions or other developments, such as interest rate fluctuations, and events directly involving specific issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Such events may cause the value of securities owned by a Fund to go up or down, sometimes rapidly or unpredictably. There also is a risk that policy and legislative changes by the U.S. Government and/or Federal Reserve, or certain foreign governments and central banks, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund. These events may lead to periods of volatility and increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Local, regional, or global events, such as war, acts of terrorism, natural disasters, public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Russia’s invasion of Ukraine, the Israel-Hamas conflict, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, strained healthcare systems, disruptions to supply chains, large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events, and widespread uncertainty regarding the long-term effects of such events. These or similar events could be prolonged and could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. Further, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

●	Rights and Warrants Risk (Enhanced Pre-Merger SPAC ETF only). The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the right or warrant if the right or warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the right or warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

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o	Post-Combination SPAC Warrants. Although the Fund generally will not hold the common stock of a Post-Combination SPAC, the Fund may hold warrants to buy the stock of companies that are derived from a SPAC. Post-Combination SPACs may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. Post-Combination SPACs are thus often subject to extreme price volatility and speculative trading. The stocks underlying the warrants may have above average price appreciation that may not continue and the performance of these stocks may not replicate the performance exhibited in the past, which could adversely affect the value of the warrants the Fund holds.

●	Transactions in Cash Risk (Enhanced Pre-Merger SPAC ETF only). Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to pay redemption proceeds. This may cause the Fund to incur certain costs, such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had paid redemption proceeds in kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than an ETF that redeems in kind. In addition, the costs imposed on the Fund will decrease the Fund’s NAV unless such costs are offset by a transaction fee payable by an AP.

PORTFOLIO HOLDINGS INFORMATION

Information about the Funds’ daily portfolio holdings is available at True-shares.com. A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser

TrueMark Investments, LLC serves as the investment adviser to each Fund. The Adviser is a SEC registered investment adviser with approximately $1.42 billion in assets under management as of February 28, 2026. Its principal office is located at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607. The Adviser is controlled by the TrueMark Group LLC which in turn is controlled by RiverNorth Strategic Holdings, LLC.

Pursuant to the Investment Advisory Agreement, each Fund pays the adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the Patriot ETF’s average daily net assets and 0.89% of the Enhanced Pre-Merger SPAC ETF’s average daily net assets.

Out of the unitary management fee, the adviser has agreed to pay all expenses of the Funds, except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by a Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

The basis for the Board’s approval of the Funds’ Investment Advisory Agreement is available in the Funds’ semi-annual N-CSR for the period ended June 30, 2025.

Investment Sub-Adviser

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), RiverNorth Capital Management, LLC, a Delaware limited liability company located at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, manages the day-to-day investment of each Fund’s assets, subject to the supervision of the Adviser and the Board. An SEC-registered investment adviser formed in 2000, the Sub-Adviser is majority owned by RiverNorth Financial Holdings, LLC.

The Sub-Adviser is responsible for security selection for each Fund and trading securities on behalf of the Enhanced Pre-Merger SPAC ETF (including selecting broker-dealers to execute purchase and sale transactions). For the services it provides with respect to each Fund, the Sub-Adviser is entitled to a fee payable by the Adviser, which is calculated daily and paid monthly, as set forth in the table below.

Fund	Sub-Advisory Fee
RiverNorth Patriot ETF	0.60% based on the daily net assets of the Fund
RiverNorth Enhanced Pre-Merger SPAC ETF	75% of the Adviser’s net profits*

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* “Net profits” refers to the amount remaining (if any) of the advisory fee following the payment of the Fund’s operating expenses by the Adviser.

A discussion of the basis for the Board’s approval of the Sub-Advisory Agreement for the Funds is available in the Funds’ semi-annual N-CSR for the period ended June 30, 2025.

Portfolio Managers

The individuals identified below (collectively, the “Portfolio Managers”) are responsible for day-to-day management of each Fund’s portfolio, as indicated.

Fund	Portfolio Managers
RiverNorth Patriot ETF	Patrick W. Galley and Joseph Bailey
RiverNorth Enhanced Pre-Merger SPAC ETF	Patrick W. Galley and Eric Pestrue

Patrick W. Galley, CFA®, is a co-portfolio manager of the RiverNorth Enhanced Pre-Merger SPAC ETF and RiverNorth Patriot ETF. Mr. Galley is the Chief Investment Officer and Chief Executive Officer for the Sub-Adviser. Mr. Galley heads the Sub-Adviser’s research and investment team and oversees all portfolio management activities at the Sub-Adviser. Mr. Galley serves as the President and Chairman of the Sub-Adviser’s proprietary open-end and closed-end funds. Prior to joining the Sub-Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Joseph Bailey, CFA® and CAIA, joined the Sub-Adviser in 2017 and serves as a Portfolio Manager to the RiverNorth Patriot ETF and an Investment Analyst for the Sub-Adviser. Mr. Bailey is a member of the Sub-Adviser’s Data and Analytics group, supporting all investment operations of the Sub-Adviser. Prior to joining the Sub-Adviser, Mr. Bailey worked at a venture capital firm where he focused on market analysis. Mr. Bailey graduated from Loyola University Chicago with a B.S. in Biology where he also earned his M.S. in Finance. Mr. Bailey holds the CAIA designation and is a CFA Charterholder and member of the CFA Institute and the CFA Society of South Florida.

Eric Pestrue, CFA® serves as Senior Investment Analyst for the Sub-Adviser. He is responsible for assisting with research and trading. Prior to joining the Sub-Adviser, Mr. Pestrue was a Project Manager in Morningstar’s Data division, where he worked extensively on the closed-end fund database and led the creation of the unit investment trust database. Prior to Morningstar, he was a Quantitative Research Analyst with First Trust Portfolios where he helped back-test quantitative investment strategies and select holdings for unit investment trusts. Mr. Pestrue graduated from the University of Michigan with a B.A. in Economics and earned his MBA, with honors, from the University of Chicago Booth School Of Business. He is a CFA Charterholder and member of the CFA Institute and the CFA Society of Chicago.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares.

HOW TO BUY AND SELL SHARES

The Funds issue and redeem Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by each Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds and the adviser reserve the right to reject any purchase order at any time.

Determination of NAV

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. Each NAV for a Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If the foregoing information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

Fair Value Pricing

The adviser has been designated by the Board as the valuation designee for each Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the adviser has adopted procedures and methodologies (which have been approved by the Board) to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de- listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

Generally, when fair valuing a security held by a Fund, the adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith by the adviser and in accordance with the adviser’s fair value methodologies. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that adviser’s fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the adviser may not be able to obtain the fair value assigned to the security upon the sale of such security.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker- dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds intend to pay out dividends, if any, annually. The Funds intend to distribute any net realized capital gains to its shareholders at least annually. The Funds will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in the Funds may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

Each Fund has elected and intends to qualify each year for treatment as a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Funds make distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

The Funds intend to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long- term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non- corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Funds as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Funds received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Funds.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

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You should note that if you purchase Shares after the Fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and you may pay full price for the Shares and later receive a portion of the purchase price back as a taxable distribution. In such case, you will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of the purchase price. This is known as “buying a dividend.”

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Funds will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The Funds (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Fund Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

The cost basis of Shares of the Funds acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Funds may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Funds to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Funds may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

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Net Investment Income Tax

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Paralel Distributors LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Funds trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available on the Funds’ website at True-shares.com.

OTHER INFORMATION AND ADDITIONAL NOTICES

Certain Conditions on Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Second Amended and Restated Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of a Fund) are subject to various conditions including that: (i) the Trustees must have a reasonable amount of time to assess the complaining shareholders’ request for action, (ii) at least 10% of shareholders of the Fund must participate in the action (except with respect to claims arising under federal securities laws), and (iii) complaining shareholders must undertake to pay the expenses of advisers that the Trustees engage in consideration of whether to bring an action in the event the Trustees determine not to bring an action (except with respect to claims arising under federal securities laws).

In addition, shareholders wishing to pursue a derivative action (except with respect to claims arising under federal securities law) must bring the complaint in the courts of the Court of Chancery of the State of Delaware, or if such court does not have subject matter jurisdiction, any other court with appropriate subject matter jurisdiction in the State of Delaware. For non-federal securities laws claims, this requirement may be inconvenient for some shareholders and may cause such claims to be made in a less favorable forum than otherwise may have been made.

Additional Notices

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Neither the adviser nor the Funds make any representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information through December 31, 2025 has been audited by Cohen & Company, Ltd. the independent registered public accounting firm of the Funds, whose report, along with the financial statements, are included in the Funds’ most recent Form N-CSR filing, dated December 31, 2025, which is available upon request and free of charge by calling the Distributor at 1.877.774.TRUE (8783).

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RiverNorth Patriot ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Year Ended December 31, 2022(a)		For the Period December 31, 2021 (Commencement of Operations) through December 31, 2021(a)
Net Asset Value - Beginning of Period	$27.54	$24.01	$21.70	$25.00		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.35	0.33	0.32	0.34		–
Net realized and unrealized gain/(loss) on investments	1.45	3.52 (c)	2.32 (c)	(3.31	)(c)	–	(c)
Total from Investment Operations	1.80	3.85	2.64	(2.97)		–

DISTRIBUTIONS:
From net investment income	(0.45)	(0.32)	(0.33)	(0.33)		–
Total Distributions	(0.45)	(0.32)	(0.33)	(0.33)		–

Net Increase/(Decrease) in net asset value	1.35	3.53	2.31	(3.30)		–
Net Asset Value - End of Period	$28.89	$27.54	$24.01	$21.70		$25.00
TOTAL RETURN(d)	6.48%	16.04%	12.18%	(11.89%)		–

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$3,756	$3,856	$3,362	$3,255		$1,250
Ratio of net operating expenses to average net assets	0.70%	0.70%	0.70%	0.70%		0.70	%(e)
Ratio of net investment income to average net assets	1.24%	1.25%	1.43%	1.50%		–	(e)
Portfolio turnover rate(f)(g)	40%	33%	46%	31%		–

(a)	The Fund acquired all of the assets and liabilities of RiverNorth Patriot ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on June 13, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on June 13, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.
(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
(g)	Excludes the impact of in-kind transactions.

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RiverNorth Enhanced Pre-Merger SPAC ETF

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31, 2025(a)	For the Year Ended December 31, 2024(a)	For the Year Ended December 31, 2023(a)	For the Period July 11, 2022 (Commencement of Operations) through December 31, 2022(a)
Net Asset Value - Beginning of Period	$25.93	$25.64	$25.45	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.20)	(0.12)	(0.14)	(0.09)
Net realized and unrealized gain on investments	2.84	1.51 (c)	1.62 (c)	0.60	(c)
Total from Investment Operations	2.64	1.39	1.48	0.51

DISTRIBUTIONS:
From net investment income	(2.51)	(0.83)	(0.73)	(0.06)
Net realized gains	(0.57)	(0.27)	(0.56)	–
Total Distributions	(3.08)	(1.10)	(1.29)	(0.06)

Net Increase/(Decrease) in net asset value	(0.44)	0.29	0.19	0.45
Net Asset Value - End of Period	$25.49	$25.93	$25.64	$25.45
TOTAL RETURN(d)	10.18%	5.51%	5.71%	2.02%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$4,971	$5,056	$5,769	$3,818
Ratio of net operating expenses to average net assets	0.89%	0.89%	0.89%	0.89	%(e)
Ratio of net investment (loss) to average net assets	(0.72%)	(0.44%)	(0.55%)	(0.76	%)(e)
Portfolio turnover rate(f)(g)	77%	64%	132%	43%

(a)	The Fund acquired all of the assets and liabilities of RiverNorth Enhanced Pre-Merger SPAC ETF, a series of Listed Funds Trust (the "Predecessor Fund"), in a tax free reorganization that occurred as of the close of business on June 13, 2025. Performance and financial history of the Predecessor Fund has been adopted by the Fund and will be used going forward. As a result, the information for the period prior to the close of business on June 13, 2025, reflects that of the Predecessor Fund, which ceased operations as of the date of the reorganization.
(b)	Calculated based on the average number of Fund shares outstanding during each fiscal period.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
(g)	Excludes the impact of in-kind transactions.

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PRIVACY NOTICE

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Trustees of the Elevation Series Trust (the “Trust”) has established the following policy regarding information about the Trust’s shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement

The Trust may collect nonpublic information (e.g., your name, address, e-mail address, Social Security Number, Trust holdings (collectively, “Personal Information”)) about shareholders from transactions in Trust shares. The Trust will not release Personal Information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Trust (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Trust have not and will not in the future give or sell Personal Information about their current or former shareholders to any company, individual, or group (except as per mitted by law) and as otherwise provided in this policy.

The Trust may make certain electronic services available to their shareholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Trust may also contact shareholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic shareholder communications or to update your Personal Information. In no event will the Trust transmit your Personal Information via email without your consent.

Use of Personal Information

The Trust will only use Personal Information (i) as necessary to service or maintain shareholder accounts in the ordinary course of business and (ii) to support business functions of the Trust and their affiliated businesses. This means that the Trust may share certain Personal Information, only as permitted by law, with affiliated businesses of the Trust, and that such information may be used for non- Trust-related solicitation. When Personal Information is shared with the Trust’s business affiliates, the Trust may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information

Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

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Adviser	TrueMark Investments, LLC 433 W. Van Buren, Suite 1100-D Chicago, Illinois 60607	Distributor	Paralel Distributors LLC 1700 Broadway, Suite 2100 Denver, Colorado 80290
Sub-Adviser	RiverNorth Capital Management, LLC 360 South Rosemary Avenue, Suite 1420 West Palm Beach, Florida 33401	Custodian, Transfer Agent	State Street Bank & Trust One Congress Street, Suite 1 Boston, Massachusetts 02114
Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, Ohio 43215	Fund Accountant and Administrator	Paralel Technologies LLC 1700 Broadway, Suite 2100 Denver, Colorado 80290
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 8101 East Prentice Ave., Suite 750 Greenwood Village, Colorado 80111

The Funds’ SAI provides additional details about the investments of the Funds and certain other additional information. A current SAI dated April 30, 2026 is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports and Form N-CSR: Additional information about each Fund’s investments is available in the applicable Fund’s annual and semi-annual reports to shareholders, including annual and semi-annual tailored shareholder reports, and in Form N-CSR. In the annual tailored shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance.

To make shareholder inquiries, for more detailed information on a Fund, or to request the SAI, annual or semi-annual shareholder reports, or Form N-CSR free of charge, please call the Distributor at 1.877.774.TRUE (8783). Free copies of a Fund’s shareholder reports, Prospectus, and the SAI are also available from the Funds’ website at True-shares.com.

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Reports and other information about the Funds are also available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about a Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

SEC Investment Company Act File No. 811-23812

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RiverNorth Patriot ETF (FLDZ)

RiverNorth Enhanced Pre-Merger SPAC ETF (SPCZ)

each a series of Elevation Series Trust

Listed on Cboe BZX Exchange, Inc.

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated April 30, 2026, as may be supplemented from time to time (“Prospectus”), of the RiverNorth Patriot ETF (the “Patriot ETF”) and RiverNorth Enhanced Pre-Merger SPAC ETF (the “Enhanced Pre-Merger SPAC ETF”) (each a “Fund”, collectively the “Funds”), each a series of Elevation Series Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

A copy of the Prospectus may be obtained, without charge by calling 1.877.774.TRUE (8783), visiting True-shares.com, or writing to Paralel Distributors LLC, 1700 Broadway Suite 2100, Denver, Colorado 80290.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust is an open-end management investment company, currently consisting of multiple investment series. This SAI relates to each Fund. The Trust was organized as a Delaware statutory trust on March 7, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company, and the offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). TrueMark Investments, LLC (the “Adviser”) serves as investment adviser to the Funds and RiverNorth Capital Management, LLC (the “Sub-Adviser”) serves as the Funds’ investment sub-adviser.

Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offer and issue Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Funds generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

The Funds acquired all of the assets and liabilities of RiverNorth Patriot ETF and RiverNorth Enhanced Pre-Merger SPAC ETF, each a series of Listed Funds Trust (the “Predecessor Funds”), in a tax-free reorganization on June 13, 2025 (the “Reorganization”). Each of the Predecessor Funds had the same investment objectives, strategies and policies as the corresponding Fund at the time of the Reorganization.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Diversification

The Funds are “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of each Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of each Fund’s holdings is measured at the time a Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by each Fund, the respective Fund may have a greater percentage of its assets invested in fewer issuers.

General Risks

The value of the Funds’ investments may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Funds could lose money over short or long periods of time.

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There can be no guarantee that a liquid market for the investments held by the Funds will be maintained. The existence of a liquid trading market for certain investments may depend on whether dealers will make a market in such investments. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which investments may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s investments are limited or absent, or if bid-ask spreads are wide.

Cyber Security Risk. Investment companies, such as the Funds, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such portfolio companies to lose value.

Recent Market Events. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events and the war between Russia and Ukraine. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of each Fund’s permitted investments and investment practices and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund’s investment objective and permitted by each Fund’s stated investment policies. Each of the permitted investments described below applies to the Funds unless otherwise noted.

Borrowing. Although the Patriot ETF does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Patriot ETF may borrow up to one-third (1/3) of its total assets. The Patriot ETF will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Patriot ETF also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Enhanced Pre-Merger SPAC ETF may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

The Enhanced Pre-Merger SPAC ETF also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

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Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Enhanced Pre-Merger SPAC ETF also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition to the foregoing, the Enhanced Pre-Merger SPAC ETF is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

Depositary Receipts. To the extent a Fund invests in stocks of foreign corporations, such Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Funds will not invest in any unlisted depositary receipts or any depositary receipt that the Adviser or Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, a Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of each Fund’s Shares to decline.

An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of each Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Types of Equity Securities

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

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Initial Public Offerings (“IPOs”) — IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund’s investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Large-Capitalization Companies — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

Small- and Mid-Capitalization Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company, and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Illiquid Investments. The Funds may invest up to an aggregate amount of 15% of their net assets in illiquid investments, as such term is defined by Rule 22e-4 under the 1940 Act. A Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of the Funds to dispose of illiquid investments readily or at a reasonable price could impair each Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Funds that are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Funds on an ongoing basis. In the event that more than 15% of each Fund’s net assets are invested in illiquid investments, the Funds, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

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Investment Company Securities. The Funds may invest in the securities of other investment companies, including ETFs and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules applicable thereunder (including Rule 12d1-4). Investing in another pooled vehicle exposes the Funds to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Funds, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of such Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of such Fund) having an aggregate value in excess of 10% of the value of the total assets of each Fund. To the extent allowed by law or regulation, the Funds may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Funds to its own investment adviser and the other expenses that the Fund bears directly in connection with its own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of each Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act that permits registered investment companies to invest in the Funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Funds regarding the terms of the investment.

The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Funds to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Funds, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on each Fund’s Shares is no greater than the limits set forth in Rule 2341 of the Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, the Funds may rely on Rule 12d1-4 under the 1940 Act to invest in such other funds in excess of the limits of Section 12(d)(1) if the Funds comply with the terms and conditions of such rule.

Other Short-Term Instruments. The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

REITs. Repurchase Agreements. The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which each Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Funds (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Funds not within the control of the Funds and, therefore, the Funds may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

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Securities Lending. The Funds may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Funds pays in arranging the loan. The Funds may share the interest it receives on the collateral securities with the borrower. Loans are subject to termination at the option of the Funds or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds may pay fees to arrange for securities loans.

The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Funds must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Funds may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Funds may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Funds might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Funds. In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Funds may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Funds will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Funds may receive as collateral will not become part of each Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Funds will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Funds is permitted to invest. During the time securities are on loan, the borrower will pay the Funds any accrued income on those securities, and the Funds may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Special Purpose Acquisition Companies. Each Fund may, and the Enhanced Pre-Merger SPAC ETF intends to, invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expense, and any warrants issued by the SPAC will expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, may be traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. In addition, the Fund may invest in vehicles formed by SPAC sponsors to hold founder shares. Founder shares are generally subject to all of the risks of SPACs (including the risk that the founder shares will expire worthless to the extent an acquisition or merger is not completed). Founder shares are also subject to restrictions on transferability, which significantly reduces their liquidity. In addition, an investor in founder shares may be required to forfeit all or a portion of any founder shares it holds, including, for example, (i) if the investor does not purchase additional units of the SPAC pursuant to the terms of any forward purchase agreement it enters into; (ii) if the investor sells shares that it purchased in the IPO prior to the SPAC effecting a merger or acquisition; or (iii) if the SPAC’s sponsor forfeits its founders shares to effect a merger or acquisition.

Swap Agreements. Each Fund may, and the Enhanced Pre-Merger SPAC ETF intends to, enter into swap agreements, including total return swaps. Rule 18f-4 under the 1940 Act imposes requirements on the use of certain derivatives, including swaps, by a Fund that may oblige the Fund to make payments or incur additional obligations in the future. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund can be exposed through such transactions. If a Fund’s derivatives exposure is more than 10% of its net assets, it must apply a value-at-risk (“VaR”) test to limit its use of derivatives, establish and maintain a derivatives risk management program, and appoint a derivatives risk manager to implement such program.

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New rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The costs of derivatives transactions also may increase due to regulatory requirements imposed on clearing members, which may cause clearing members to raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on a Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose a Fund to new kinds of risks and costs.

A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index). A total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, a basket of loans, or bonds. The asset is owned by the party receiving the set rate payment.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Sub-Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. For example, a Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Adviser, under the oversight of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Swap agreements generally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. However, total return swaps can have the potential for unlimited losses.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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Tax Risks. As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Funds makes distributions or you sell Shares.

U.S. Government Securities. The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one- year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export- Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Future Developments. The Board may, in the future, authorize the Funds to invest in securities contracts and investments other than those listed in this SAI and in the Funds’ Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to the Funds without the approval of the holders of a majority of each Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Funds present at the meeting if the holders of more than 50% of each Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Funds.

Except with the approval of a majority of the outstanding voting securities, the Funds may not:

1.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries.

2.	Issue senior securities, except as permitted under the 1940 Act.

3.	Borrow money, except as permitted under the 1940 Act.

4.	Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under each Fund’s investment policies.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.	Act as an underwriter of another issuer’s securities, except to the extent that the Funds may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

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8.	(Patriot ETF only) With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

In addition to the investment restriction adopted as fundamental policies as set forth above, the Enhanced Pre-Merger SPAC ETF observes the following non-fundamental restriction, which may be changed without a shareholder vote.

1.	Under normal circumstances, at least 80% of the Enhanced Pre-Merger SPAC ETF’s net assets (plus the amount of any borrowing for investment purposes) will be invested in Pre-Merger SPACs (along with the warrants or rights issued in connection with the IPOs of SPACs). Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Funds will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Funds from listing and trading upon termination of the Funds.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Sub-Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and its service providers employ a variety of processes, procedures and controls to identify such events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Board’s role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objective, strategies, and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and the Sub-Adviser will provide the Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Sub-Adviser, and other service providers such as the Funds’ independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which each Fund may be exposed.

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The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, and the Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser and/or the Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Funds and Adviser or Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from each Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, each Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in each Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees each Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser and the Sub-Adviser, the Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost- effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of each Fund’s investment management and business affairs are carried out by or through the Adviser, the Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Bradley Swenson serves as Chairman of the Board and is an interested person of the Trust and Mr. Steven Norgaard serves as the Trust’s Lead Independent Trustee. As Lead Independent Trustee, Mr. Norgaard acts as a spokesperson for the Independent Trustees in between meetings of the Board, serves as a liaison for the Independent Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees.

The Board is comprised of a super-majority (66.6 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290.

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Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Kimberly Storms Birth Year: 1972	Trustee	Since 2022	Ms. Storms served at various roles at ALPS Fund Services, Inc. from 1998 through 2020, including as Senior Vice President – Director of Fund Administration (2004-2020) and Senior Vice President - Director of Fund Management (2020). During her tenure, Ms. Storms served as an officer to certain ETF, closed-end and open-end investment companies (1998-2020) and, within the past 5 years, Principal Financial Officer of ALPS Series Trust (2012-2020), Financial Investors Trust (2013-2020), Liberty All-Star Funds (2013-2020), and Cambria ETF Trust (2020).	36	Sterling Capital Funds (Since October 2022)
Steven Norgaard Birth Year: 1964	Trustee	Since 2022	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994.	37(2)	MFG Funds (fka Frontier Funds (2 Funds) (since 2013); SRH Total Return Fund, Inc. (Since 2011)
Interested Trustees and Officers
Bradley J. Swenson Birth Year: 1972	Trustee, President	Since 2022	Mr. Swenson is President of Paralel Distributors LLC (May 2022 to present) and Chief Compliance Officer of Paralel Technologies LLC (January 2023 to present). He previously served as President of TruePeak Consulting, LLC (August 2021 to December 2023). Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and served as its President from June 2019 until June 2021. In this role, he served as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).	36	ALPS Series Trust (March 2021 to March 2022)

(1)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. For the purposes of this table, all series of the Trust (36 funds, including the Funds) are included in the Fund Complex.

(2)	Mr. Norgaard also serves as a Director of the SRH Total Return Fund, Inc. whose investment adviser is the same as the investment adviser of SRH U.S. Quality GARP ETF and SRH REIT Covered Call ETF, two series of the Trust.

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Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

Bradley Swenson. Mr. Swenson has more than 25 years experienced focused on compliance and distribution in the mutual fund industry. Prior to joining Paralel, he spent seventeen years at ALPS in various capacities including, but not limited to, Chief Compliance Officer, Chief Operating Officer and President of ALPS Fund Services and ALPS Distributors. In addition to those roles Mr. Swenson built and led the Fund CCO services division and served as Fund CCO and President to various closed-end, ETF and mutual fund trusts. Mr. Swenson also held various roles at Janus Capital Group and Oppenheimer Funds including Senior Audit Manager and Compliance Manager. Mr. Swenson graduated from the University of Minnesota-Duluth with a B.S. in Accounting. Mr. Swenson holds FINRA Series 3, 6, 7, 24, 26, and 27 licenses.

Steven K. Norgaard. Mr. Norgaard serves as the lead independent trustee of the Trust, bringing more than 30 years of integrated legal, financial, and regulatory expertise to the Trust. He is an attorney and has successfully passed the certified public accountants (CPA) exam. Since 1994, he has been the principal of the law firm Steven K. Norgaard, P.C., having previously practiced law at the international firm McDermott, Will & Schulte. He currently serves as the Chairman of the Board of Directors for the SRH Total Return Fund, Inc. and as the lead independent director for the MFG Funds (formerly the Frontier Funds). His extensive background in corporate governance includes nearly a decade of senior leadership at Attorneys’ Title Guaranty Fund, Inc., where he served as Chairman of the Board of Directors. Additionally, he served on the Board of Directors of ATG Trust Company from 2007 to 2021. Prior to March 2015, Mr. Norgaard held independent directorships for the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., until their merger into the fund now known as SRH Total Return Fund, Inc.

Kimberly Storms. Ms. Storms is the chair of the Audit Committee of the Board and is the Trust’s Audit Committee Financial Expert. Ms. Storms has more than 25 years of experience concentrated on mutual fund back office and accounting operations. Ms. Storms served in various roles at ALPS Fund Services from 1998 through 2020, including as Senior Vice President - Director of Fund Administration. She graduated with a B.S. in Finance from the University of Louisiana. Ms. Storms brings significant experience from her prior time serving as an executive officer of several large fund complexes, as well as her knowledge in the accounting, investment and regulatory fields.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

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Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). During the past fiscal year, the Audit Committee met 5 times.

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary. During the past fiscal year, the Nominating Committee did not meet.

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Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brenna Fudjack Birth Year: 1986	Chief Compliance Officer	Indefinite term; since 2023	Ms. Fudjack joined Paralel Technologies LLC as Deputy Chief Compliance Officer in 2023. Prior to her current role, Ms. Fudjack served as Manager, Risk & Financial Advisory for Deloitte & Touche LLP from 2022-2023; Director of Compliance for Perella Weinberg Partners Capital Management LP / Agility from 2018-2022; Compliance Officer for Shelton Capital Management from 2017-2018; and Compliance Manager among other compliance roles for ALPS Fund Services, Inc. from 2010-2017.
Nicholas Austin Birth Year: 1981	Treasurer	Indefinite term; since 2023	Mr. Austin joined Paralel Technologies, LLC as Senior Controller in 2022. Prior to his current role, Mr. Austin served as Vice President/Fund Controller for SS&C ALPS from 2018 until 2022, and as Chief Financial Officer of Champion Medical Center from 2016 until 2018.
Nicholas Adams Birth Year: 1983	Secretary	Indefinite term; since 2025	Mr. Adams joined Paralel Technologies LLC as Investment Counsel in 2025. Prior to his current role, Mr. Adams served as Principal Legal Counsel for SS&C ALPS from 2022-2024, and associate counsel for Arnold, Newbold, Sollars and Hollins, P.C. from 2020-2022 and Stanziola Estate Law from 2019-2020.

Trustee Ownership of Shares. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the “Exchange Act”).

As of December 31, 2025, no Trustees owned Shares of the Funds.

Board Compensation. The Independent Trustees each receive a fee of $12,500 per quarter, a special meeting fee of $2,500, as well as reimbursement for reasonable travel, lodging and other expenses in connection with attendance at meetings. The Audit Committee chair also receives a fee of $2,000 per quarter. The Trust has no pension or retirement plan.

Independent Trustee fees are paid by the adviser of each series of the Trust through the applicable adviser’s unitary management fee, and not by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

The following table shows the compensation earned by each Trustee during the past fiscal year of the Funds.

Name	Aggregate Compensation From Funds	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Bradley J. Swenson	$0	$0
Independent Trustees
Kimberly Storms	$2,091	$52,250
Steven Norgaard	$1,718	$46,250

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PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants.

As of December 31, 2025, no Trustees and Officers of the Trust owned Shares of the Funds.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser, and the Distributor (as defined under “The Distributor”) have each adopted codes of ethics pursuant to Rule 17j- 1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser, and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds. As of the date of this SAI, no Trustees and officers of the Trust owned Shares of the Funds.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Funds have delegated proxy voting responsibilities to the Sub-Adviser, subject to the Board’s and the Adviser’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their respective shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. A copy of the Sub-Adviser’s proxy voting policies (“Proxy Voting Policies”) are set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been approved by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of a Fund.

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the Sub-Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Sub-Adviser’s fiduciary responsibilities.

When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Distributor at 1.877.774.TRUE (8783) and (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER & SUB-ADVISER

Investment Adviser

TrueMark Investments LLC serves as the investment adviser to the Funds. The Adviser is a SEC registered investment adviser with approximately $1.42 billion in assets under management as of February 28, 2026. The Adviser commenced operations as an SEC registered adviser in January 2020 and its principal office is located at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607. The Adviser is controlled by TrueMark Group, LLC, which in turn is controlled by RiverNorth Strategic Holdings, LLC.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

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The table below shows advisory fees paid by the Funds and their corresponding Predecessor Funds for the fiscal year ended December 31, as applicable to each Fund:

Fund	2025	2024	2023
RiverNorth Patriot ETF(1)	$27,883	$25,896	$22,466
RiverNorth Enhanced Pre Merger SPAC ETF(1)	$46,765	$46,490	$52,607
(1)	For the fiscal years end December 31, 2023, and December 31, 2024, as well as the period of January 1, 2025, through June 13, 2025 (commencement of operations of the Funds), the advisory fees were paid by each Fund’s respective Predecessor Fund.

The Investment Advisory Agreement with respect to the Funds will continue in force for an initial period of two years. Thereafter, the Investment Advisory Agreement will be renewable from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares of the Funds. The Investment Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Investment Sub-Adviser

RiverNorth Capital Management, LLC (“RiverNorth”), a Delaware limited liability company located at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, serves as the sub-adviser to each Fund. The Sub-Adviser is majority owned by RiverNorth Financial Holdings, LLC. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for security selection for each Fund and trading portfolio securities on behalf of Enhanced Pre-Merger SPAC ETF (including selecting broker-dealers to execute purchase and sale transactions). For its services with respect to each Fund, the Sub-Adviser is entitled to a fee or profit split payable by the Adviser, which fee is calculated daily and paid monthly, as set forth in the table below.

Fund	Sub-Advisory Fee
RiverNorth Patriot ETF	0.60% based on the daily net assets of the Fund
RiverNorth Enhanced Pre-SPAC ETF	75% of the Adviser’s net profits*

* “Net profits” refers to the amount remaining (if any) of the advisory fee following the payment of the Fund’s operating expenses by the Adviser.

The Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for each Fund, in accordance with the Fund’s objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser and the Board, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by each Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement.

The table below shows the sub-advisory fees paid by the Adviser to the Sub-Adviser for the fiscal period/year ended December 31, as applicable to each Fund:

Fund	2025	2024	2023
RiverNorth Patriot ETF(1)	$0	$0	$0
RiverNorth Enhanced Pre Merger SPAC ETF(1)	$0	$0	$0
(1)	For the fiscal years ended December 31, 2023, and December 31, 2024, as well as the period of January 1, 2025, through June 13, 2025 (commencement of operations of the Funds), the advisory fees were paid by each Fund’s respective Predecessor Fund.

PORTFOLIO MANAGER

Compensation

The Portfolio Managers receive a fixed base salary and retirement plan that are not tied to the performance of the Funds. They also receive a discretionary bonus based on the overall success and profitability of the Sub-Adviser.

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Share Ownership

The Funds are required to show the dollar ranges of the portfolio managers’ “beneficial ownership” of Shares of the Funds as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

The following table shows the dollar range of equity securities in each Fund beneficially owned by the Portfolio Managers as of December 31, 2025:

Name of Portfolio Manager	RiverNorth Patriot ETF	RiverNorth Enhanced Pre Merger SPAC ETF
Patrick W. Galley	$100,001 - $500,000	$100,001 - $500,000
Joseph Bailey	$1 - $10,000	$0
Eric Pestrue	$0	$100,001 - $500,000

Other Accounts

In addition to the Funds, the Portfolio Managers managed the following other accounts as of December 31, 2025, none of which were subject to a performance fee (unless otherwise footnoted):

Portfolio Manager

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Patrick W. Galley Joseph Bailey Eric Pestrue	15 0 0	$3.9 billion $0 $0	5* 0 0	$1.08 billion $0 $0	11* 0 1	$97.98 million $0 $233.77 million

* Advisory fee is based on performance.

Conflicts of Interest

A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of an identical investment objective, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser and Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser and Sub-Adviser, respectively, manages are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Paralel Distributors LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for each series of the Trust, including the Funds, and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

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The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Funds expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call 1.877.774.TRUE (8783).

THE ADMINISTRATOR, CUSTODIAN, AND TRANSFER AGENT

Paralel Technologies LLC (“PTL”), located at 1700 Broadway Suite 2100, Denver, Colorado 80290 serves as the Funds’ administrator and fund accountant. PTL is the parent company of Paralel Distributors LLC, the Fund’s Distributor.

Pursuant to an Administration and Fund Accounting Agreement between the Trust and PTL, PTL provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, PTL does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays PTL a fee based on the Funds’ average daily net assets, subject to a minimum annual fee. PTL also is entitled to certain out-of-pocket expenses for the services mentioned above.

Pursuant to a Custody Agreement, State Street Bank and Trust Company (the “Custodian” or “State Street”), serves as the Custodian of the Funds’ assets. The Custodian holds and administers the assets in each Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Funds’ total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

Pursuant to a Transfer Agency Agreement, State Street (in such capacity, the “Transfer Agent”) serves as Transfer Agent for the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee from the Adviser.

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LEGAL COUNSEL

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as legal counsel for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 8101 East Prentice Ave., Suite 750, Greenwood Village, Colorado 80111, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day each Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares. Each Share represents an equal proportionate interest in the Funds with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of Shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s Shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Funds fail to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEE LIABILITY

The Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

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BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser and the Sub-Adviser owe a fiduciary duty to their clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser/Sub-Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser/Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute each Fund’s portfolio transactions may include the Funds’ Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute each Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units— Creation Transaction Fee” and “Redemption Transaction Fee”, the Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the Funds shareholders, e.g., for creation orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Funds’ portfolio transactions in connection with such orders.

The Adviser (with respect to the Patriot ETF) and the Sub-Adviser (with respect to the Enhanced Pre-Merger SPAC ETF) may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser/Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser/Sub-Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser/Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Funds may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser/Sub-Adviser, but only if the Adviser/Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Adviser/Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser/Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser/Sub-Adviser’s expenses to the extent that the Adviser/Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser/Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser/Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser/Sub-Adviser, effectively cross subsidizing the other accounts managed by the Adviser/Sub-Adviser that benefit directly from the product. The Adviser/Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

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The table below shows the aggregate brokerage commissions paid by the Funds and their corresponding Predecessor Funds for the fiscal period ended December 31, as applicable to each Fund:

Fund	2025	2024	2023
RiverNorth Patriot ETF(1)	$1,112	$1,161	$1,651
RiverNorth Enhanced Pre Merger SPAC ETF(1)	$2,657	$1,481	$5,321
(1)	For the fiscal years end December 31, 2023, and December 31, 2024, as well as the period of January 1, 2025, through June 13, 2025 (commencement of operations of the Funds), the brokerage commissions were paid by each Fund’s respective Predecessor Fund.

Directed Brokerage. For the fiscal year ended December 31, 2025, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser/Sub-Adviser. The Funds do not intend to direct brokerage transactions to a broker because of research services provided.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. During the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, the Funds including their corresponding Predecessor Funds, did not pay brokerage commissions to any registered broker-dealer affiliates of the Funds or Predecessor Funds (as applicable), the Adviser, the Sub-Adviser or the Distributor.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Funds are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Funds’ portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Funds; or (iii) sold the largest dollar amounts of Shares. During the fiscal year ended December 31, 2025, no Fund held any securities of its “regular broker-dealers.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

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Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Funds at any time by giving reasonable notice to the Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Funds shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Funds generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Funds. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

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The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Funds. The Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Funds.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Funds, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is 4:00 p.m. Eastern time, which time may be modified by the Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time and 12:00 p.m. Eastern time for the Funds, or such earlier time as may be designated by the Funds and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Funds in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which each Fund’s investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Funds or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. The “Settlement Date” for the Funds is generally the Business Day immediately after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the Business Day immediately following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged and an additional variable charge also may be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor with respect to the Funds including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Funds, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Funds may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes, spreads, slippage costs) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so benefits the Funds and its shareholders (e.g., for creation orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order).

Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$500	0.02%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

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With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Funds may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes, spreads, slippage costs) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so benefits the Funds and its shareholders (e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order).

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$500	0.02%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units.

Orders to redeem Creation Units of the Funds must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant.

Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

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Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than one Business Day after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

In addition, an investor may request a redemption in cash that the Funds may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares of the Funds, or to purchase or sell Shares of the Funds on the Exchange, on days when the NAV of the Funds could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NAV

NAV per Share for the Funds is computed by dividing the value of the net assets of the Funds (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Funds is calculated by PTL and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Funds’ NAV per Share, the Funds’ investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Funds may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to reduce or eliminate federal excise or income taxes or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Funds makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Funds, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Funds’ eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Funds at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.

Taxation of the Funds. The Funds elected and intend to continue to qualify each year to be treated as a separate RIC under the Code. As such, the Funds should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. To qualify for treatment as a RIC, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short- term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Funds’ gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Funds’ taxable year, the Funds’ assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Funds’ total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Funds controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Funds make investments that may generate income that is not qualifying income, including certain derivatives, the Funds will seek to restrict the resulting income from such investments so that the Funds’ non-qualifying income does not exceed 10% of its gross income.

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Although the Funds intend to distribute substantially all of its net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. The Funds is treated as a separate corporation for federal income tax purposes. The Funds therefore are considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.

If the Funds fail to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Funds may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where each Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Funds may be required to dispose of certain assets. If these relief provisions were not available to the Funds and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular 21% corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Funds as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Funds would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Funds failed to qualify for tax treatment as a RIC. If the Funds failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Funds for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Funds determines that it will not qualify as a RIC, the Funds will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Funds may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining each Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Funds may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Funds and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Funds experience an ownership change as defined in the Code. As of December 31, 2025, the following amounts are available as capital loss carry forwards to the next tax year:

Name of Fund	No Expiration Short-Term	No Expiration Long-Term
RiverNorth Patriot ETF	$435,577	$321,602
RiverNorth Enhanced Pre-Merger SPAC ETF	—	—

The Funds will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Funds and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

If the Funds meet the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Funds may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Funds on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

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Taxation of Shareholders – Distributions. The Funds intend to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Funds’ shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Funds (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Funds from an ETF, an underlying fund taxable as a RIC, or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT, however, dividends received by the Fund from a REIT are generally not treated as qualified dividend income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Funds may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid.

Distributions by the Funds of its net short-term capital gains will be taxable as ordinary income. Distributions from the Funds’ net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by the Funds from U.S. corporations (generally, dividends received by the Funds in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Funds may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Funds from other RICs are not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Funds for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Funds, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Although dividends generally will be treated as distributed when paid, any dividend declared by the Funds in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

Shareholders who have not held Shares for a full year should be aware that the Funds may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of each Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Funds. A taxable shareholder may wish to avoid investing in the Funds shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

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To the extent that the Funds make a distribution of income received by the Funds in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Funds’ distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Funds and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale, Redemption, or Exchange of Shares. A sale, redemption, or exchange of Shares may give rise to a gain or loss. For tax purposes, an exchange of your Fund shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Funds may limit the tax efficiency of such Fund. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any capital loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Funds would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Funds does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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Taxation of Fund Investments. Certain of the Funds’ investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Funds’ ability to qualify as a RIC, affect the character of gains and losses realized by the Funds (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without the Funds receiving cash with which to make distributions in amounts sufficient to enable the Funds to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Funds’ qualification for treatment as a RIC. To the extent the Funds invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding. The Funds will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Non-U.S. Shareholders. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Funds will need to provide the Funds with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

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Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Funds if, for example, (i) the Funds invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Funds invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Funds until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

FINANCIAL STATEMENTS

The audited financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Funds’ Form N-CSR filed with the SEC for fiscal year ended December 31, 2025.  You can obtain a copy of the Funds’ Form N-CSR without charge by calling the Funds at 1.877.774.TRUE (8783) or through the Funds’ website at www.true-shares.com.

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APPENDIX A

Section 18 - Proxy Voting

RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (“RiverNorth”) specifically states that it does not vote proxies unless otherwise directed by the client and the client, including clients governed by ERISA, is responsible for voting any proxies.   Therefore, RiverNorth will not vote proxies for these clients.  However, RiverNorth will vote proxies on behalf of its investment company clients and hedge fund clients ("Funds"). RiverNorth has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth accidentally receives a proxy for any non-Fund client, current or former, RiverNorth will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth has adopted the following policies and procedures for proxy voting with regard to companies in any Funds’ investment portfolios.

OVERVIEW

The Proxy Voting Policies and Procedures are designed to protect the best interests of the Funds. RiverNorth does not delegate or rely on any third-party service provider for voting recommendations.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, RiverNorth will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for the Funds:

•	Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.
•	Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

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•	Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

RiverNorth generally believes that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, RiverNorth relies on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, RiverNorth may seek insight from its managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a Fund, on the one hand, and RiverNorth’s interests or the interests of a person affiliated with us, on the other. In such a case, RiverNorth will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. The Investment Company Act of 1940, as amended, (the “Act”) defines an “investment company” to include mutual funds, money market funds, closed-end funds (including preferred shares of a closed-end fund), and exchange traded funds. Under Section 12(d)(1) of the Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d) (1) (F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either
o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Under Section 12(d)(1)-(4) of the Act, an investment company (including exchange traded funds (“ETFs”), or closed-end funds), or business development company (“BDC”), is allowed to acquire securities of any other registered investment company or BDC in excess of the limitations in Section 12(d)(1). For purposes of these policies and procedures, the term “Acquiring Fund” means a fund that invests in any other registered investment company and “Acquired Fund” means a fund that is being acquired by another registered investment company.

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When an investment company is relying on 12(d)(1)-(4), the investment company must comply with the following provisions regarding proxy voting:

•    Limits on Control and Voting. When an investment company acquires shares of another investment company (Acquiring Fund), its advisory group is prohibited from controlling, individually or in the aggregate, of the Acquired Fund. An Acquiring Fund and its advisory group are required to use mirror voting when they hold more than: (i) 25 percent of the outstanding voting securities of an Acquired Fund that is an open-end fund or UIT due to a decrease in the outstanding voting securities of the Acquired Fund; or (ii) 10 percent of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC. In assessing whether a Fund is deemed to have control, the Acquiring Fund is required to aggregate its investment in an Acquired Fund with the investment of the Acquiring Fund’s advisory group. The Acquiring Fund and its advisory group are required to use pass-through voting (i.e., seek voting instructions from the Acquiring Fund’s own shareholders and vote accordingly) in situations where (1) all holders of an Acquired Fund’s outstanding voting securities are required by Rule 12d1-4 or Section 12(d)(1) of the 1940 Act to use mirror voting, or (2) mirror voting by an Acquiring Fund is not possible (for example, when Acquiring Funds are the only shareholders of an Acquired Fund).

•    Exceptions from the Control and Voting Conditions. The control and voting conditions described above do not apply when: (i) an Acquiring Fund is within the same group of investment companies as an Acquired Fund; or (ii) the Acquiring Fund’s investment sub-advisor or any person controlling, controlled by, or under common control with such investment sub-advisor acts as the Acquired Fund’s investment advisor or depositor.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

RiverNorth believes that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

1 Rule 12d1-4 defines “advisory group” as either: (i) an Acquiring Fund’s investment advisor or depositor and any person controlling, controlled by, or under common control with such investment advisor or depositor; or (ii) an Acquiring Fund’s investment sub-advisor and any person controlling, controlled by, or under common control with such investment sub-advisor.

2 “Control” means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The 1940 Act creates a rebuttable presumption that any person who, directly or indirectly, beneficially owns more than 25% of the voting securities of a company is deemed to control the company. Accordingly, an Acquiring Fund and its advisory group could own up to 25% of the outstanding shares of an Acquired Fund without being presumed to control the Acquired Fund. A determination of control depends on the facts and circumstances of the particular situation and does not turn solely on ownership of voting securities of a company.

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RiverNorth will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

RiverNorth believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

RiverNorth will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

•	Requiring senior executives to hold stock in a company.
•	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

RiverNorth views the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, RiverNorth generally believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

RiverNorth will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While RiverNorth recognizes that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which RiverNorth generally considers to have a negative impact on shareholder value. Therefore, while RiverNorthwill evaluate such plans on a case by case basis, we will generally oppose such plans.

PROXY SERVICE PROVIDER OVERSIGHT

RiverNorth uses Broadridge Financial Solutions Inc.’s ProxyEdge (“ProxyEdge”) as our third-party service provider for voting proxies. ProxyEdge, as a RiverNorth service provider, is monitored by RiverNorth through its proxy service and undergoes an initial and periodic due diligence review.

The initial due diligence of a third-party service provider for proxy services includes a review of the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm, interview with key personnel, review the information technology and cybersecurity controls in place to protect vital data and discussions with other clients of the service provider.

For a periodic due diligence, RiverNorth requires its third-party service provider for proxy services to complete a Due Diligence Questionnaire (DDQ). As with the initial due diligence, the DDQ will cover the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm and information technology and cybersecurity controls in place to protect vital data. It will also include an evaluation of any material changes in services or operations of the third-party service provider for proxy services.

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CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. RiverNorth will send a copy of these Proxy Voting Policies and Procedures within three (3) business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, RiverNorth will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

TESTING PROCEDURES

On a monthly basis, the Chief Compliance Officer (“CCO”) or his designee shall obtain periodic affirmations from employees responsible for voting proxies that all outstanding proxies have been voted. On a periodic basis, the CCO or his designee shall review a sample of all proxies for compliance with these policies and procedures.

Revised	2/12/2013

11/7/2014

7/1//2021

3/01/2022

7/1/2024

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PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Declaration of Trust

	(1)	Certificate of Trust dated March 7, 2022[1]

	(2)	Certificate of Amendment to Certificate of Trust[2]

	(3)	Second Amended and Restated Agreement and Declaration of Trust of Elevation Series Trust dated September 26, 2022[2]

(b)	By-Laws

	(1)	Amended By -Laws dated September 14, 2022[2]

(c)	Instruments Defining Rights of Security Holders

	(1)	Instruments Defining Rights of Security Holders incorporated by reference to the Agreement and Declaration of Trust and By -Laws

(d)	Investment Advisory Agreements

	(1)	Investment Advisory Agreement between Elevation Series Trust and Paralel Advisors LLC on behalf of the SRH U.S. Quality GARP ETF (fka SRH U.S. Quality ETF)[2]

	(2)	Investment Sub-Advisory Agreement between Elevation Series Trust, Paralel Advisors LLC and Vident Advisory , LLC on behalf of the SRH U.S. Quality GARP ETF[3]

	(3)	Investment Advisory Agreement between Elevation Series Trust and Paralel Advisors LLC on behalf of the SRH REIT Covered Call ETF[4]

	(4)	Investment Sub-Advisory Agreement between Elevation Series Trust, Paralel Advisors LLC and Rocky Mountain Advisers, LLC on behalf of the SRH REIT Covered Call ETF[4]

	(5)	Investment Sub-Advisory Agreement between Elevation Series Trust, Paralel Advisors LLC and Vident Advisory , LLC on behalf of the SRH REIT Covered Call ETF[4]

	(6)	Investment Advisory Agreement between Elevation Series Trust and Sovereigns Capital Management, LLC on behalf of the Sovereign’s Capital Flourish Fund[3]

	(7)	Investment Sub-Advisory Agreement between Elevation Series Trust, Sovereigns Capital Management, LLC and Vident Advisory , LLC on behalf of the Sovereign’s Capital Flourish Fund[3]

	(8)	Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC on behalf of the Polen International Dividend Income ETF (fka The Opal International Dividend Income ETF), TrueShares Seasonality Laddered Buffered ETF, TrueShares ConVequity ETF (fka TrueShares ConVex Protect ETF), TrueShares S&P Autocallable Defensive Income ETF and TrueShares S&P Autocallable High Income ETF (“TrueMark Investment Advisory Agreement One”)[22]

	(9)	Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC on behalf on behalf of the RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF, RiverNorth Active Income ETF, Polen Dividebd Income ETF (fka Opal Dividend Income ETF), TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, TrueShares Eagle Global Renewable Energy Income ETF and the TrueShares Structured Outcome ETFs (“TrueMark Investment Advisory Agreement Two”) [22]

	(10)	Interim Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC on behalf of the TrueShares Quarterly Bull Hedge ETF and TrueShares Quarterly Bear Hedge ETF[22]

	(11)	Investment Advisory Agreement between Elevation Series Trust and Clough Capital Partners L.P. on behalf of the Clough Hedged Equity ETF and Clough Select Equity ETF[9]

	(12)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Opal Capital LLC on behalf of Polen International Dividend Income Fund (fka The Opal International Dividend Income ETF) and the Polen Dividend Income ETF (fka Opal Dividend Income ETF)[22]

	(13)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and RiverNorth Capital Management, LLC on behalf of RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF and RiverNorth Active Income ETF[22]

	(14)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Black Hill Capital Partners, LLC on behalf of TrueShares Technology, AI, & Deep Learning ETF[22]

	(15)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Wealth Builder Funds, LLC on behalf of TrueShares Active Yield ETF[22]

	(16)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Eagle Global Advisors, LLC on behalf of TrueShares Eagle Global Renewable Energy Income ETF[22]

	(17)	Investment Advisory Agreement between Elevation Series Trust and Vulcan Value Partners, LLC on behalf of the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund[18]

	(18)	Expense Limitation Agreement dated September 15, 2025 on behalf of the Vulcan Funds[18]

	(19)	Investment Advisory Agreement between Elevation Series Trust and Disciplined Growth Investors, Inc. on behalf of The Disciplined Growth Investors Fund (“DGI Investment Advisory Agreement”)[14]

	(20)	Investment Advisory Agreement between Elevation Series Trust and Norris Perné and French LLP d/b/a NPF Investment Advisors on behalf of NPF Core Equity ETF[19]

	(21)	Investment Sub-Advisory Agreement between Elevation Series Trust, Norris Perné and French LLP d/b/a NPF Investment Advisors and Vident Advisory, LLC on behalf of NPF Core Equity ETF[19]

	(22)	Amendment to Schedule A of TrueMark Investment Advisory Agreement One for the purpose of adding TrueShares Equity Hedge ETF[22]

	(23)	Amendment to Schedule A of DGI Investment Advisory Agreement for the purpose of adding The Disciplined Growth Investors Equity Fund[21]

	(24)	Investment Advisory Agreement between Elevation Series Trust and CresAlta Investment Management, Inc. on behalf of CresAlta Global Dividend ETF and CresAlta Small and Mid-Cap ETF (to be filed by amendment)

	(25)	Investment Sub-Advisory Agreement between Elevation Series Trust, CresAlta Investment Management, Inc. and Vident Asset Management on behalf of CresAlta Global Dividend ETF and CresAlta Small and Mid-Cap ETF (to be filed by amendment)

(e)	Distribution Agreement

	(1)	ETF Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC on behalf of the SRH U.S. Quality GARP ETF (“ETF Distribution Agreement”)[2]

	(2)	Amendment to the ETF Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC to update Exhibit A (to be filed by amendment)

	(3)	Mutual Fund Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC on behalf of The Disciplined Growth Investors Fund ( “Mutual Fund Distribution Agreement”)[14]

	(4)	Form of Authorized Participant Agreement for Paralel Distributors LLC[2]

	(5)	Amendment to the Mutual Fund Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC to update Exhibit A, effective December 29, 2025[21]

(f)	Bonus or Profit-Sharing Contracts None

(g)	Custody Agreements

	(1)	Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company, with respect to the Trust and SRH U.S. Quality GARP ETF[2]

	(2)	Letter Agreement adding the Sovereign’s Capital Flourish Fund to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[3]

	(3)	Letter Agreement adding the SRH REIT Covered Call ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[4]

	(4)	Letter Agreement adding the TrueShares Quarterly Bull Hedge ETF and TrueShares Quarterly Bear Hedge ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[5]

	(5)	Letter Agreement adding the Clough Hedged Equity ETF and Clough Select Equity ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[9]

	(6)	Letter Agreement adding Polen International Dividend Income ETF (fka The Opal International Dividend Income ETF) and TrueShares Seasonality Laddered Buffered ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[8]

	(7)	Letter Agreement adding the TrueShares Structured Outcome ETFs, RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF, RiverNorth Active Income ETF, Polen Dividend Income ETF (fka Opal Dividend Income ETF), TrueShares Technology , AI, & Deep Learning ETF, TrueShares Active Yield ETF, TrueShares Eagle Global Renewable Energy Income ETF, Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[12]

	(8)	Letter Agreement adding the TrueShares ConVequity ETF (fka TrueShares ConVex Protect ETF) to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[13]

	(9)	Letter Agreement adding NPF Core Equity ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[19]

	(10)	Custody Agreement between Elevation Series Trust and U.S. Bank National Association, with respect to the Trust and The Disciplined Growth Investors Fund[14]

	(11)	Letter Agreement adding the TrueShares S&P Autocallable High Income ETF and TrueShares S&P Autocallable Defensive Income ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[20]

	(12)	Letter Agreement adding the TrueShares Equity Hedge ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[22]

	(13)	Letter Agreement adding The Disciplined Growth Investors Equity Fund to the Custody Agreement between Elevation Series Trust and U.S. Bank National Association[21]

	(14)	Letter Agreement adding CresAlta Global Dividend ETF and CresAlta Small and Mid-Cap ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company (to be filed by amendment)

(h)	Other Material Contracts

	(1)	Transfer Agency and Service Agreement between Elevation Series Trust and State Street Bank and Trust (TA Agreement) , with respect to the Trust and SRH U.S. Quality GARP ETF[2]

	(2)	Letter Agreement adding the Sovereign’s Capital Flourish Fund to the TA Agreement[3]

	(3)	Letter Agreement adding the SRH REIT Covered Call ETF to the TA Agreement[4]

	(4)	Letter Agreement adding the TrueShares Quarterly Bull Hedge ETF and TrueShares Quarterly Bear Hedge ETF to the TA Agreement[5]

	(5)	Letter Agreement adding the Clough Hedged Equity ETF and Clough Select Equity ETF to the TA Agreement[9]

(6)	Master Transfer Agency and Services Agreement (“Paralel TA Agreement”) between Elevation Series Trust and Paralel Technologies LLC[14]

(7)	Letter Agreement adding Polen International Dividend Income ETF (fka The Opal International Dividend Income ETF) and TrueShares Seasonality Laddered Buffered ETF to the TA Agreement[8]

(8)	Letter Agreement adding TrueShares Structured Outcome ETFs, RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF, RiverNorth Active Income ETF, Polen Dividend Income ETF (fka Opal Dividend Income ETF), TrueShares Technology , AI, & Deep Learning ETF, TrueShares Active Yield ETF, and TrueShares Eagle Global Renewable Energy Income ETF to the TA Agreement[12]

(9)	Letter Agreement adding the TrueShares ConVequity ETF (fka TrueShares ConVex Protect ETF) to the TA Agreement[13]

(10)	Letter Agreement adding NPF Core Equity ETF to the TA Agreement[19]

(11)	Letter Agreement adding TrueShares S&P Autocallable High Income ETF and TrueShares S&P Autocallable Defensive Income ETF to the TA Agreement[20]

(12)	Letter Agreement adding TrueShares Equity Hedge ETF to the TA Agreement[22]

(13)	Letter Agreement adding CresAlta Global Dividend ETF and CresAlta Small and Mid-Cap ETF to the TA Agreement (to be filed by amendment)

(14)	Fund Addendum to the Paralel TA Agreement to add The Disciplined Growth Investors Fund[14]

(15)	Fund Addendum to the Paralel TA Agreement to add the Vulcan Funds[18]

(16)	Fund Addendum to the Paralel TA Agreement to add The Disciplined Growth Investors Equity Fund[21]

(17)	Amended and Restated Master Administration and Fund Accounting Agreement between Elevation Series Trust and Paralel Technologies LLC (Master Admin Agreement)[3]

(18)	Amendment #1 to the Master Admin Agreement[5]

(19)	Second Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the SRH Funds, dated May 1, 2025[17]

(20)	Fund Addendum to the Master Admin Agreement with respect to the Sovereign’s Capital Flourish Fund[3]

(21)	Second Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the TrueMark Funds, dated January 7, 2026[22]

(22)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the Clough Funds, dated January 14, 2025[9]

(23)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the Vulcan Funds, dated September 10, 2025[18]

(24)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to The Disciplined Growth Investors Fund, dated July 8, 2025[14]

	(25)	Second Amended and Restated Master Administration and Fund Accounting Agreement (Second Master Admin Agreement)[19]

	(26)	Amended and Restated Fund Addendum to the Second Master Admin Agreement with respect to the NPF Core Equity ETF, dated September 18, 2025[19]

	(27)	Amended and Restated Fund Addendum to the Second Master Admin Agreement with respect to the CresAlta Global Dividend ETF and CresAlta Small and Mid-Cap ETF (to be filed by amendment)

	(28)	Index License Agreement between Paralel Advisors LLC and Index Provider with respect to the SRH U.S. Quality GARP ETF[2]

(i)	Legal Opinions

	(1)	Legal Opinion of Counsel[22]
	(2)	Consent of Counsel (filed herewith)

(j)	Consent of Independent Registered Public Accounting Firm

	(1)	Consent of Cohen & Company, Ltd. (filed herewith)

(k)	Omitted Financial Statements. None

(l)	Initial Capital Agreements

	(1)	Share Purchase Agreement between Elevation Series Trust and Paralel Technologies LLC with respect to the SRH U.S. Quality GARP ETF[2]

(m)	Rule 12b-1 Plans

	(1)	Rule 12b-1 Plan with respect to the Vulcan Funds[18]

	(2)	Rule 12b-1 Plan with respect to the Clough Funds[23]

(n)	Rule 18f-3 Plan with Respect to the Vulcan Funds[18]

(o)	Reserved

(p)	Code of Ethics

	(1)	Code of Ethics for Registrant[2]

	(2)	Code of Ethics for Paralel Advisors LLC and Paralel Distributors LLC[3]

	(3)	Code of Ethics for Vident Advisory , LLC[3]

	(4)	Code of Ethics for Rocky Mountain Advisers, LLC[4]

	(5)	Code of Ethics for Sovereign’s Capital Management, LLC[3]

	(6)	Code of Ethics for TrueMark Investments, LLC[5]

	(7)	Code of Ethics for Clough Capital Partners L.P.[9]

	(8)	Code of Ethics for Opal Capital LLC[7]

	(9)	Code of Ethics for Vulcan Value Partners, LLC[18]

	(10)	Code of Ethics for RiverNorth Capital Management, LLC[12]

	(11)	Code of Ethics for Black Hill Capital Partners, LLC[12]

	(12)	Code of Ethics for Wealth Builder Funds, LLC[12]

	(13)	Code of Ethics for Eagle Global Advisors, LLC[12]

	(14)	Code of Ethics for Disciplined Growth Investors, Inc.[14]

	(15)	Code of Ethics for Norris Perné and French LLP d/b/a NPF Investment Advisors[19]

	(16)	Code of Ethics for CresAlta Investment Management, Inc. (to be filed by amendment)

(q)	Powers of Attorney

	(1)	Power of Attorney of Trustee, Steve Norgaard, Trustee, Kimberly Storms[12]

[1]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on July 1, 2022.

[2]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 30, 2022.

[3]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 26, 2023.

[4]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on October 24, 2023.

[5]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on June 26, 2024.

[6]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on November 27, 2024.

[7]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on December 13, 2024.

[8]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on December 26, 2024.

[9]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on January 16, 2025.

[10]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on January 17, 2025.

[11]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on February 28, 2025.

[12]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on June 10, 2025.

[13]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on June 25, 2025.

[14]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on July 09, 2025.

[15]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on July 29, 2025.

[16]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on August 5, 2025.

[17]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 3, 2025.

[18]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 11, 2025.

[19]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 19, 2025.

[20]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on December 23, 2025.

[21]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on December 29, 2025.

[22]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on January 8, 2026.

[23]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on February 27, 2026.

Item 29. Persons Controlled by or Under Common Control with Registrant.

The Registrant is not controlled by and does not control any other entity or person.

Item 30. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article X of the Registrant’s Declaration of Trust (Exhibit (a)(2) to the Registration Statement) and Section 6 of the Distribution Agreement (Exhibit (e)(1)) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other control person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of Investment Advisers

This Item 31 incorporated by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.
Paralel Advisors LLC	801-122468
Vident Advisory, LLC	801-114538
Rocky Mountain Advisers, LLC	801-70202
Sovereign’s Capital Management, LLC	801-126307
TrueMark Investments, LLC	801-117961
Clough Capital Partners L.P.	801-21583
Opal Capital LLC	801-126398
Vulcan Value Partners, LLC	801-70739
RiverNorth Capital Management, LLC	801-61533
Black Hill Capital Partners, LLC	801-118997
Wealth Builder Funds, LLC	801-129063
Eagle Global Advisors, LLC	801-53294
Disciplined Growth Investors, Inc.	801-53297
Norris Perné and French LLP d/b/a NPF Investment Advisors	801-3475
CresAlta Investment Management, Inc.	801-135425

Item 32. Principal Underwriters.

(a)	Paralel Distributors LLC acts as the distributor for the Registrant.

As of the date of this Registration Statement, in addition to each series of the Trust, Paralel Distributors LLC also acts as the underwriter for:

Cullen Funds (6 series), Collaborative Investment Series Trust (8 series), Reaves Utility Income Fund (ATM Offering), Coller Secondaries Private Equity Opportunities Fund, Coller Private Credit Secondaries Fund, HarbourVest Private Investments Fund, Octagon XAI CLO Income Fund, XAI Octagon Floating Rate & Alternative Income Trust (ATM Offering), Shelton Equity Premium Income ETF, Corgi ETF Trust I (2 series), PFS Funds/Potomac (5 series), Azzad Funds (2 Series), The Pre-IPO and Growth Fund, Wisdom Short Duration Income ETF and Wisdom Short Term Government Fund.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of the distributor are as follows:

Paralel Distributors LLC

Name*	Position with Underwriter	Positions with Trust
Bradley Swenson	President, Chief Compliance Officer and FINOP	President, Chairman and Interested Trustee
Jeremy May	Chief Executive Officer	None
Christopher Moore	General Counsel	None

*Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

(c)	Not applicable.

Item 33. Location of Accounts and Records

(a)	The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at 1700 Broadway, Suite 2100, Denver, Colorado 80290.

(b)	Paralel Advisors LLC maintains all Records relating to its services as investment adviser to the Registrant at 1700 Broadway, Suite 2100, Denver, Colorado 80290.

(c)	Paralel Technologies LLC maintains all Records relating to its services as administrator, accounting and transfer agent of the Registrant at 1700 Broadway, Suite 2100, Denver, Colorado 80290.

(d)	Paralel Distributors LLC maintains all Records relating to its services as Distributor of the Registrant at 1700 Broadway, Suite 2100, Denver, Colorado 80290.

(e)	Vident Advisory, LLC maintains all Records relating to its services as sub-adviser to the Registrant at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009.

(f)	State Street Bank and Trust Company maintains all Records relating to its services as Custodian of the Registrant at One Congress Street, Suite 1, Boston, Massachusetts 02114.

(g)	Rocky Mountain Advisers, LLC maintains all Records relating to its services as sub-adviser to the Registrant at 2121 E. Crawford Place, Salina, Kansas 67401.

(h)	Sovereign’s Capital Management, LLC maintains all Records relating to its services as adviser to the Registrant at 310 S. West Street, Suite 100, Raleigh, North Carolina, 27603.

(i)	TrueMark Investments, LLC maintains all Records relating to its services as adviser to the Registrant at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607.

(j)	Clough Capital Partners L.P. maintains all Records relating to its services as adviser to the Registrant at 53 State Street, Floor 27, Boston, Massachusetts 02109.

(k)	Opal Capital LLC maintains all Records relating to its services as sub-adviser to the Registrant at 5200 Town Center Circle, Suite 305, Boca Raton, Florida 33486.

(l)	Vulcan Value Partners, LLC maintains all Records relating to its services as adviser to the Registrant at Three Protective Center, 2801 Highway 280 South, Suite 300, Birmingham, Alabama 35223.

(m)	RiverNorth Capital Management, LLC maintains all Records relating to its services as adviser to the Registrant at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401.

(n)	Black Hill Capital Partners, LLC maintains all Records relating to its services as adviser to the Registrant at 101 California Street, San Francisco, California 94111.

(o)	Wealth Builder Funds, LLC maintains all Records relating to its services as adviser to the Registrant at 117 West Main Street, Cary, Illinois 60013.

(p)	Eagle Global Advisors, LLC maintains all Records relating to its services as adviser to the Registrant at 1330 Post Oak Boulevard, Suite 3000, Houston, Texas 77056.

(q)	Disciplined Growth Investors, Inc. maintains all Records relating to its services as adviser to the Registrant at Fifth Street Towers, 150 South Fifth Street, Suite 2550, Minneapolis, Minnesota 55402.

(r)	Norris Perné and French LLP d/b/a NPF Investment Advisors maintains all Records relating to its services as adviser to the Registrant at 40 Pearl Street NW, Suite 500, Grand Rapids, Michigan 49503.

(s)	CresAlta Investment Management, Inc. maintains all Records relating to its services as adviser to the Registrant at 6295 Greenwood Plaza Blvd., Greenwood Village, Colorado 80111.

Item 34. Management Services Not Discussed in Parts A and B.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and the State of Colorado, on the 30th day of April, 2026.

ELEVATION SERIES TRUST

By:	/s/ Bradley Swenson
Bradley Swenson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Bradley Swenson	President, Principal Executive Officer and Trustee	April 30, 2026
Bradley Swenson

/s/ Nicholas Austin	Treasurer and Principal Financial Officer	April 30, 2026
Nicholas Austin	(Principal Accounting Officer)

/s/ Steve Norgaard*	Trustee
Steve Norgaard

/s/ Kimberly Storms*	Trustee
Kimberly Storms

* By:	/s/ Nicholas Adams
Name:	Nicholas Adams
Title:	Attorney-in-fact
Date:	April 30, 2026

* Attorney -in-Fact pursuant to Powers of Attorney, as previously filed on June 10, 2025.

Exhibit Index

(i)(2)	Consent of Counsel
(j)(1)	Consent of Cohen & Company, Ltd.